UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LOCKHEED MARTIN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lockheed Martin Corporation

6801 Rockledge Drive Bethesda MD 20817

March 8, 2013

Dear Fellow Stockholders:

On behalf of the Board of Directors, we would like to invite you to attend our 2013 Annual Meeting of Stockholders. We will meet on Thursday, April 25, 2013, at 10:30 a.m. Central Daylight Time, at the Lockheed Martin Space Systems Company, 4800 Bradford Drive, Building 406, Huntsville, Alabama 35807. Prior to the meeting, you are invited to join the Board of Directors and senior management at a reception at 10:00 a.m.

While our industry experienced some challenges in 2012 due to the global economic environment, we delivered strong performance that enabled us to:

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attain record levels for several key financial metrics;

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increase our dividend by 15 percent, representing the tenth consecutive annual double-digit percentage increase; and

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generate total stockholder return of 20 percent.

We remain committed to achieving long-term business growth and delivering value to our stockholders through execution of sound business strategies, diligent risk oversight, top-quality talent development, and robust succession planning. During the last year, we strengthened our focus on corporate sustainability, investor engagement, and executive compensation best practices. Based on direct feedback from our investors and stakeholders, we have adopted additional improvements to our governance and compensation programs.

Your vote is important. We urge you to vote promptly, even if you plan to attend the Annual Meeting. The accompanying Notice and Proxy Statement provide information about the matters on which you may vote, our leadership changes, and our 2012 results.

For security reasons before being admitted into the Annual Meeting, you must present your admission ticket or proof of ownership and a valid photo identification. All hand-carried items will be subject to inspection, and all bags, briefcases, or packages must be checked.

Thank you for your continued support of Lockheed Martin. We look forward to seeing you at the Annual Meeting.

Sincerely,

Marillyn A. Hewson	Robert J. Stevens
Chief Executive Officer and President	Executive Chairman and Strategic Advisor to the Chief Executive Officer

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Lockheed Martin Corporation

6801 Rockledge Drive Bethesda MD 20817

Notice of 2013 Annual Meeting of Stockholders

Thursday, April 25, 2013

10:30 a.m. Central Daylight Time

Lockheed Martin Space Systems Company, 4800 Bradford Drive, Building 406, Huntsville, Alabama 35807

Lockheed Martin Corporation stockholders of record at the close of business on March 1, 2013 are entitled to receive notice of, and to vote at, the Annual Meeting.

Items of Business:

1.

Election of 12 director-nominees to serve on the Board for a one-year term ending at next year’s Annual Meeting.

2.

Ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for 2013.

3.

Advisory vote to approve the compensation of our named executive officers.

4.

Consideration of three stockholder proposals described in the accompanying Proxy Statement, if properly presented at the Annual Meeting.

5.

Consideration of any other matters that may properly come before the meeting.

We have enclosed our 2012 Annual Report to Stockholders. The report is not part of the proxy soliciting materials for the Annual Meeting.

Please vote your shares at your earliest convenience. This will help us to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed a self addressed, postage prepaid envelope. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

Sincerely,

Maryanne R. Lavan
Senior Vice President, General Counsel and Corporate Secretary
March 8, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 25, 2013: The 2013 Proxy Statement and 2012 Annual Report are available at http://www.lockheedmartin.com/investor.

Table of Contents

PROXY STATEMENT	6
PROXY SUMMARY	6
CORPORATE GOVERNANCE	9
Corporate Sustainability	9
Community Involvement and Employee Engagement	9
Corporate Governance Guidelines	10
Role of the Board of Directors	10
Service on Other Boards	11
Lead Director	11
Positions of Chairman and Chief Executive Officer	11
Succession Planning and Talent Management	12
Enterprise Risk Management	12
Identifying and Evaluating Nominees for Directors	13
Majority Voting Policy for Uncontested Director Elections	13
Stockholder Right to Call Special Meeting	13
Director Independence	14
Related Person Transaction Policy	14
Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders	15
Director Orientation and Continuing Education	15
Board Performance Self-Assessment	15
Stockholder Rights Plan	15
COMMITTEES OF THE BOARD OF DIRECTORS	16
Membership on Board Committees	16
Audit Committee Report	18
PROPOSAL 1: ELECTION OF DIRECTORS	19
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	26
PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)	27
EXECUTIVE COMPENSATION	28
Compensation Committee Report	28
Compensation Committee Interlocks and Insider Participation	28
Compensation Discussion and Analysis (“CD&A”)	28
Summary Compensation Table	49
2012 Grants of Plan-Based Awards	52
Outstanding Equity Awards at 2012 Fiscal Year-End	54
Option Exercises and Stock Vested During 2012	55
Retirement Plans	56
2012 Pension Benefits	57
Nonqualified Deferred Compensation	58
Potential Payments Upon Termination or Change in Control	60

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DIRECTOR COMPENSATION	65
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	68
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	69
STOCKHOLDER PROPOSALS 4-6	70
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	74
ADDITIONAL INFORMATION AND OTHER MATTERS	80
APPENDIX A	Definition of Non-GAAP (Generally Accepted Accounting Principles) Measures	80
APPENDIX B	Directions to Annual Meeting Location	82

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PROXY STATEMENT

The Board of Directors (the “Board”) of Lockheed Martin Corporation (the “Corporation”) is providing the Notice, Proxy Statement, and proxy card (“Proxy Materials”) in connection with the Corporation’s solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 25, 2013, at 10:30 a.m. Central Daylight Time, at Lockheed Martin Space Systems Company, 4800 Bradford Drive, Building 406, Huntsville, Alabama 35807, and at any adjournment or postponement thereof. Proxy Materials or a Notice of Internet Availability were first sent to stockholders on or about March 8, 2013.

PROXY SUMMARY

This summary highlights information contained elsewhere in our Proxy Statement. The summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully.

Business Highlights

Financial Highlights

We had a strong year financially and exceeded goals for several key financial metrics despite budget and financial uncertainties.

	2012 Goal	2012 Actual	Assessment
• Sales	$45,000 – 46,000M	$47,182M	Exceeded Goal
• Segment Operating Profit*	$5,025 – 5,125M	$5,583M	Exceeded Goal
• Segment Operating Margin*	11.2%	11.8%	Exceeded Goal
• Earnings Per Share	$7.70 – 7.90	$8.36	Exceeded Goal
• Cash From Operations	$3,800M	$1,561M	$2.2B below goal after making discretionary pension contributions of $2.5B
• ROIC*	≥14.5%	15.5%	Exceeded Goal
* See Appendix A for explanation of non-GAAP terms.

In addition to the metrics presented in the table above, we also had a record amount of orders during 2012 which led to a record backlog at the end of 2012.

Returning Cash to Stockholders

Through effective cash management, we returned value to stockholders through $2,342 million in cash dividends and stock repurchases. In September 2012, we increased our dividend by 15%, marking the tenth year in a row that we have increased our dividend by a double-digit percentage.

Total Stockholder Return (“TSR”)

Over the one-and three-year periods ended December 31, 2012, we provided better total returns to our stockholders than the market overall. During 2012, our TSR of 20% outperformed the S&P Aerospace and Defense (A&D) Index (15%) and the S&P 500 Index (16%). Over the three-year period ended December 31, 2012, we performed in line with the S&P A&D Index, while outperforming the S&P 500 Index.

We use the following non-GAAP terms in this Proxy Statement – “segment operating profit,” “segment operating margin,” “return on invested capital (ROIC),” and “adjusted cash from operations” – which are defined in Appendix A. Please refer to Appendix A for an explanation of these terms as well as our disclosure regarding forward-looking statements concerning future performance or goals for future performance.

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Corporate Governance Best Practices

Our Governance Profile Reflects Best Practices

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Annual Election of Directors

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Simple Majority Voting for Directors

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Resignation Policy for Directors in Failed Elections

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Over 90% Average Board Meeting Attendance with No Director Attendance of Less Than 75%

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Regular Executive Sessions of Non-Management Directors

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Policy Prohibiting Pledging and Hedging of Our Stock by Directors and Employees

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Majority Independent Directors

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Independent Lead Director With Broad Authority

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Director Stock Ownership Guidelines

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Director Attendance at Annual Meeting

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Mandatory Retirement Policy

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Overboarding Policy

Corporate Sustainability

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Published Comprehensive Sustainability Report

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Ethics Policy

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Human Rights Policy

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“Go Green” Initiatives

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Disclosure of Corporate Political Contributions

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Target Zero Worker Safety Program

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Board-Level Committee With Ethics and Sustainability Oversight

Long-Standing Investor Engagement Program

We continued to expand our investor engagement program on governance and compensation matters and met or talked with investors representing more than half of the Corporation’s outstanding shares. Consistent with our strong interest in investor engagement, communication, and transparency, the Management Development and Compensation Committee (the “Compensation Committee”) continued to refine our executive compensation program to better align the interests of our executives and stockholders and respond to investor feedback, making the changes summarized below.

Executive Compensation Summary

2012 Pay Aligns to Performance

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Our 2012 annual incentive bonus paid above target, reflecting record-setting financial results as well as key strategic and operational accomplishments.

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The 2010-2012 Long-Term Incentive Performance (“LTIP”) award paid out at 150.8%, based on our three-year cash generation and return on invested capital (“ROIC”) performance against our long-range plan and our three-year cumulative TSR placing us in the 53rd percentile of the S&P Industrials Index.

Executive Compensation Changes

In response to feedback from our investors following our 2012 Annual Meeting, the Compensation Committee approved the following changes (effective for 2013, unless noted otherwise):

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Reduced the number of shares we use each year for equity compensation (“burn rate”) by using Performance Stock Units (“PSUs”) instead of stock options.

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Assigned weightings to the organizational metrics (60% financial, 20% operational, 20% strategic) we use as part of our assessment of performance in order to clarify the framework around which annual incentive compensation decisions are made. We made this change in 2012.

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Increased the emphasis on company performance for annual incentive awards decisions by increasing the weighting of the organizational performance factors (as opposed to individual performance factors) to be used in the assessment.

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Changed the equity component of our long-term incentive (“LTI”) package for the Chief Executive Officer (“CEO”) and the other named executive officers (“NEOs”) from 60% to 80%.

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Increased the portion of our LTI that is based on achievement of specified performance goals from 40% to 70%.

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Refined our executive compensation philosophy to:

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Set the market rate for total compensation at the 50th percentile of our comparator group of peer companies, subject to the ability to set compensation above or below the market rate for performance, experience, time in position, and critical skill needs; and

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Set salary and LTI for executives who are new to a position at 85% of the market rate with the goal of moving to a market-rate level in two years based on performance.

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Voting Matters and Board’s Voting Recommendations

Management Proposals:	Board’s Voting Recommendations	Page
Election of 12 Director-Nominees (Proposal 1)	FOR ALL DIRECTOR-NOMINEES	19
Ratification of Ernst & Young LLP as Independent Auditors for 2013 (Proposal 2)	FOR	26
Advisory Vote to Approve the Compensation of our Named Executive Officers (“Say-on-Pay”) (Proposal 3)	FOR	27
Stockholder Proposals:
Stockholder Action by Written Consent (Proposal 4)	AGAINST	70
Adopt a Policy that Requires the Board Chairman to be an Independent Director (Proposal 5)	AGAINST	71
Report on Corporate Lobbying Expenditures (Proposal 6)	AGAINST	72

You may vote in the following ways:

By Internet	By Telephone	By Mail	QR Code	In Person
You can vote your shares online at http://www.investorvote.com	In the United States, Canada, and Puerto Rico, you can vote your shares by calling 1-800-652-8683; outside the United States 1-781-575-2300.	You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope.	Scan this QR code to vote with your mobile device.	Attend the meeting to vote in person.

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CORPORATE GOVERNANCE

Lockheed Martin has a culture dedicated to ethical behavior and responsible corporate activity. This commitment is reflected in our core values: “Do What’s Right;” “Respect Others;” and “Perform with Excellence.” These values are shared across the population of approximately 120,000 employees of Lockheed Martin and are the foundation of our commitment to sustainability: “Fostering innovation, integrity and security to preserve the environment, strengthen communities and propel responsible growth.”

Lockheed Martin’s Code of Ethics and Business Conduct (“Code of Conduct”) has been in place since the Corporation was formed in 1995. The Code of Conduct (which is available on the Corporation’s website located at http://www.lockheedmartin.com/content/dam/lockheed/data/corporate/documents/setting-the-standard.pdf)

applies to all directors, officers, and employees and provides our policies and expectations on a number of topics, including our commitments to good citizenship, promoting a positive and safe work environment, providing transparency in our public disclosures, avoiding conflicts of interest, honoring the confidentiality of sensitive information, preservation and use of company assets, compliance with all laws, and operating with integrity in all that we do. There were no waivers from any provisions of our Code of Conduct or amendments applicable to any director or executive officer. Directors and employees participate in ethics training annually. We inform active suppliers about our Code of Conduct annually and make it available for distribution.

Corporate Sustainability

Corporate sustainability is part of our business strategy as it influences our operations and informs our decision-making at every stage of our business lifecycle. In 2012, we:

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Amended the Charter for the Ethics and Sustainability Committee of the Board to clarify the Committee’s responsibility for sustainability. A copy of the Charter is available on the Corporation’s website located at http://www.lockheedmartin.com/board-ethics-charter.

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Created the Office of Sustainability. The office is led by the Vice President of Ethics and Sustainability. The office has convened a Sustainability Council of executive leaders from each of our business areas and key corporate functions.

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Published our first comprehensive Sustainability Report. The report discloses performance indicators on our environmental and social responsibilities. A copy of the report is available on the Corporation’s website located at http://www.lockheedmartin.com/sustainability.

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Convened a formal stakeholder engagement session. The purpose of the session with external constituencies was to collect input on our sustainability reporting, program goals, progress, and plans. This input will contribute to our ongoing assessment of environmental, social and governance issues, and their possible impact on our performance.

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Achieved year-over-year reductions through our Go Green initiative. Our reductions in carbon emissions, use of water, and waste in operations through our Go Green initiative are described in further detail on the Corporation’s website located at http://www.lockheedmartin.com/go-green.

•

Expanded our carbon disclosure. Our expanded disclosure of Scope 1, 2, and 3 carbon measurement and reductions in our operations in the Carbon Disclosure Project, a copy of which is available at https://www.cdproject.net/en-US/Results/Pages/Company-Responses.aspx?company=10820.

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Took additional steps to protect natural infrastructure. We made multiple pledges, including increasing the number of certified e-Stewards® recyclers supporting our business, to ensure 95 percent of the Corporation’s electronic waste is handled by such recyclers by June 2013. A full description of our pledge is included in the Corporate Eco Forum report available at http://corporateecoforum.com/valuingnaturalcapital.

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Improved “Target Zero” program. We improved our safety reporting and accident prevention through our “Target Zero” program aimed at eliminating workplace injuries. This program is described in greater detail on the Corporation’s website located at http://www.lockheedmartin.com/target-zero.

Community Involvement and Employee Engagement

The Ethics and Sustainability Committee oversees the corporate social responsibility efforts in strategic philanthropy, employee engagement, corporate community involvement, and investing for social return. In 2012, we:

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Achieved $6.4 billion in total spending with small diverse businesses, including businesses owned by women, veterans, service-disabled veterans, small, disadvantaged businesses, and historically under-utilized business zones.

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Provided training and mentorship to develop 11 protégés within the U.S. Department of Defense Mentor-Protégé program.

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Partnered on more than 300 solicitation topics with over 130 suppliers to exploit new technologies through the Small Business Innovation Program.

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Attended more than 100 local and national conferences and events to meet small business and diverse suppliers.

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Expanded our disclosure of political contributions, a copy of which is available on the Corporation’s website located at http://www.lockheedmartin.com/corporate-governance.

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Published a policy to ensure that employees and suppliers take appropriate steps to mitigate the risk of human trafficking and slavery from occurring in any aspect of the supply chain, a copy of which is available on the Corporation’s website located at http://www.lockheedmartin.com/eradicate-human-trafficking.

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Established a new Leadership Forum for three employee communities: People with Disabilities; Military/Veterans; and Lesbian, Gay, Bisexual, and Transgender—each of which held inaugural conferences to provide additional opportunities for professional development, mentoring, and networking.

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Increased our percentage of military veteran hires as a percentage of all external hires to approximately 39 percent and hired 2,956 veterans.

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Contributed more than $25 million to 1,251 charitable organizations in our community including those with a focus on veteran/military care and science, technology, engineering, and math (STEM) education. Separately, our employees contributed more than $21 million of their own money and volunteered more than 900,000 hours to worthy causes. Since 2002, employees have volunteered more than 11 million hours of their time in service to their communities.

Corporate Governance Guidelines

Lockheed Martin is committed to maintaining and practicing the highest standards of corporate governance. The Board has adopted Corporate Governance Guidelines that describe the framework within which the Board and its committees oversee the governance of the Corporation. The current Corporate Governance Guidelines are available on the Corporation’s website located at http://www.lockheedmartin.com/corporate-governance, by clicking on “Corporate Governance Guidelines.” The Nominating and Corporate Governance Committee (the “Governance Committee”) regularly assesses our governance practices in light of new or emerging trends and best practices.

Our Corporate Governance Guidelines cover a wide range of subjects, including: the role of the Board and director responsibilities; the role and enhanced responsibilities of the Lead Director; a comprehensive Code of Ethics and Business Conduct; director nomination procedures and qualifications; director independence standards; a policy for the review, approval, and ratification of related person transactions; director orientation and continuing education; procedures for annual performance evaluations of the Board, its committees, and directors; director stock ownership guidelines; a prohibition on hedging transactions; and a claw back policy for executive incentive compensation.

The Corporate Governance Guidelines state the Board’s expectation that any incumbent director who fails to receive more votes for his or her election than against his or her election is required to offer his or her resignation to the Board, as well as set forth the procedures to be followed by the Board in considering whether to accept or reject the resignation.

In recent years, we have amended the Corporate Governance Guidelines to formally implement certain best governance practices and enhance the efficient operation of the Board and its effectiveness. For example, in 2011 we raised the mandatory retirement age for directors from 72 to 75 in recognition of the contributions that experienced directors, with knowledge of the Corporation, bring to effective board oversight. In 2012, we modified the responsibilities of our Lead Director making explicit his authority to approve all board and committee agendas, as well as the ability to call a special meeting of the Board at any time, at any place, and for any purpose. In 2013, we further amended the Bylaws to clarify that the Lead Director has authority to approve the topics and schedules of Board meetings, approve information sent to the Board, and call a special meeting of independent directors.

In addition, all directors and employees are prohibited from hedging and pledging transactions involving our stock either through corporate policy statements or the Corporate Governance Guidelines.

Described below are some of the other significant corporate governance practices conducted by the Board.

Role of the Board of Directors

The Board plays an active role in overseeing management and representing the interests of stockholders. Directors are expected to attend Board meetings, the meetings of the committees on which they serve, and the Annual Meeting. Between meetings, directors interact with the Executive Chairman, the Lead Director, the CEO, and other members of management and are available to provide advice and counsel to management.

In 2012, the Board met a total of ten times. All directors attended at least 75 percent of the total board and committee meetings to which they were assigned. Marillyn A. Hewson was elected to the Board in November 2012 and attended all meetings after that date in her capacity as a director. All incumbent directors attended the 2012 Annual Meeting.

The Board and the committees regularly schedule and hold executive sessions without any members of management present.

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Service on Other Boards

The Board recognizes that its members benefit from service on the boards of other companies and it encourages such service. The Board also believes, however, that it is critical that directors have the opportunity to dedicate sufficient time to their service on the Corporation’s Board. Therefore, the Corporate Governance Guidelines provide that, without obtaining the approval of the Governance Committee:

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A director may not serve on the boards of more than four other public companies; or

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If the director is an active CEO or equivalent of another public company, the director may not serve on the boards of more than two other public companies; and

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No member of the Audit Committee may serve on more than two other public company audit committees; and

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No member of the Compensation Committee may serve on more than three other public company compensation committees. This policy was added in 2013 in acknowledgement of the increased workload on the committee.

In addition, directors must notify the Chairman, Lead Director, and Senior Vice President, General Counsel and Corporate Secretary before accepting an invitation to serve on the board of any other public company.

Lead Director

The Board regularly reviews its leadership structure in light of the Corporation’s then current needs, governance trends, internal assessments of Board effectiveness, and other factors. In accordance with our Bylaws and Corporate Governance Guidelines, the independent members of the Board annually elect one of the independent directors to serve as the Lead Director by the affirmative vote of a majority of the directors who have been determined to be “independent” for purposes of the New York Stock Exchange (“NYSE”) listing standards. The Board has structured the role of the Lead Director with sufficient authority to serve as a counter-balance to management. The responsibilities specified in our Bylaws for the Lead Director are to:

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Preside as Chair at Board meetings while in executive sessions of the non-management members of the Board or executive sessions of the independent directors, or when the Executive Chairman is ill, absent, incapacitated, or otherwise unable to carry out the duties of Executive Chairman.

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Determine the frequency and timing of executive sessions of non-management directors and report to the Executive Chairman on all relevant matters arising from those sessions, and shall invite the Executive Chairman to join the executive session for further discussion as appropriate.

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Consult with the Executive Chairman, the CEO, and committee chairs regarding the topics and schedules of the meetings of the Board and committees and approve the topics and schedules of Board meetings.

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Review and approve all Board and committee agendas and provide input to management on the scope and quality of and approve information sent to the Board.

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Assist with recruitment of director candidates and, along with the Executive Chairman, may extend the invitation to a new potential director to join the Board.

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Act as liaison between the Board and management and among the directors and the committees of the Board.

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Serve as member of the Executive Committee of the Board.

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Serve as ex-officio member of each committee if not otherwise a member of the committee.

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Serve as the point of contact for stockholders and others to communicate with the Board.

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Recommend to the Board and committees the retention of advisors and consultants who report directly to the Board.

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Call a special meeting of the Board or of the independent directors at any time, at any place, and for any purpose.

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Perform all other duties as may be assigned by the Board from time to time.

The Lead Director and the committee Chairmen review and discuss the agendas for the meetings in advance of distribution of the agendas and related board material.

Mr. McCorkindale served as the elected Lead Director in 2012 and was re-elected to serve as Lead Director by the independent directors for 2013.

Positions of Chairman and Chief Executive Officer

The Board periodically reviews and considers whether the positions of Chairman and CEO should be combined or separated as part of its regular review of the effectiveness of the Corporation’s governance structure. The Corporation’s policy as to whether the roles of the Chairman and CEO should be separate is to adopt the practice that best serves the Corporation’s needs at any particular time.

The Board believes that no single, one-size fits all, board-leadership model is universally or permanently appropriate. In the past, the positions have been separated when deemed appropriate by the Board. This structure has proven especially useful to facilitate executive succession and orderly transitions.

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In 2012, the Board reviewed its leadership structure in connection with Mr. Stevens’ announcement of his plans to retire as CEO at the end of 2012. The Board determined that the transition to the new CEO would be best accomplished by having Mr. Stevens serve as Executive Chairman through 2013 which results in a separation of the roles of Chairman and CEO. As Executive Chairman, Mr. Stevens will lead the Board in its governance and oversight responsibilities with regard to the Corporation. He will also continue as an employee in the role of Strategic Advisor to the CEO in order to provide assistance and counsel to Ms. Hewson with regard to the day-to-day management of the Corporation. At present, the Board believes that this structure, along with the authority given to the independent Lead Director, effectively maintains independent oversight of management. We plan to continue to examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Corporation’s needs.

The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of both the CEO and the Strategic Advisor to the CEO, evaluating the performance of these officers and, either as a committee or together with the other independent members of the Board, determining and approving the compensation levels of the CEO, Strategic Advisor to the CEO, and senior management. Consistent with its historic policy of not providing board compensation to employee directors, Mr. Stevens will not receive director or chairman compensation for his services as Executive Chairman.

Succession Planning and Talent Management

The Board is actively engaged in talent management. We have established bi-annual talent reviews that coincide with our business operating processes, as well as quarterly reviews within each of our operating businesses. During these reviews, the executive leadership team discusses succession plans for key positions and identifies top talent so that we can actively develop them for future leadership roles. Annually, the Board evaluates our succession strategy and leadership pipeline for key roles. High potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce, including diversity, recruiting, and development programs. Board members also are active partners, engaging and spending time with our high potential leaders throughout the year.

Enterprise Risk Management

The Audit Committee reviews our policies and practices with respect to risk assessment and risk management, including discussing with management the Corporation’s major risk exposures and the steps that have been taken to monitor and control such exposures. The Audit Committee reports the results of its review to the Board.

Matters of risk management are brought to the attention of the Audit Committee by the Executive Vice President and Chief Financial Officer (“CFO”), who serves as the Corporation’s Chief Risk Officer, or by the Vice President, Internal Audit, who regularly reviews and assesses internal processes and controls for ongoing compliance with internal policies and legal and regulatory requirements, as well as for potential deficiencies that could result in a failure of an internal control process. Management reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the Board.

We have a number of risk identification and mitigation strategies. A panel of executives reviews all major proposals to ensure the technical and pricing structures are consistent with our tolerance for risk. Corporate management conducts reviews of ongoing business performance and financial results and future opportunities through the long-range planning process, executive management meetings, and staff meetings. In addition, the Integrated Risk Council, composed of representatives of the direct reports to the CEO and President, is charged with overseeing the Corporation’s Enterprise Risk Management program and with the integration and dissemination of risk information to management and throughout the Corporation. This Committee met eight times in 2012 and reports to a risk council made up of the Executive Vice President and CFO; Senior Vice President, General Counsel and Corporate Secretary; Vice President, Corporate Communications; Vice President, Ethics and Sustainability; and the Vice President of Internal Audit. At the request of the Audit Committee, the Risk and Compliance Committee has undertaken to survey our businesses to identify risks, analyze the probability of occurrence and potential impact to our business of those risks, and assess mitigation efforts.

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Identifying and Evaluating Nominees for Directors

Each year, the Governance Committee recommends to the Board the slate of directors to propose as nominees for election by the stockholders at the Annual Meeting. The process for identifying and evaluating candidates to be nominated to the Board starts with an evaluation of a candidate by the Chairman of the Governance Committee followed by the entire Governance Committee and the Executive Chairman. Director candidates may also be identified by stockholders and will be evaluated and considered by the Governance Committee in the same manner as other director candidates. The Corporation has retained Korn/Ferry International from time to time to assist in the identification and evaluation of potential director candidates. Stockholder proposals for nominations to the Board should be submitted to the Nominating and Corporate Governance Committee, c/o the Senior Vice President, General Counsel and Corporate Secretary, at Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817. To be considered by the Board for nomination at the 2014 Annual Meeting, written notice of nominations by a stockholder must be received between the dates of October 9, 2013 and November 8, 2013, inclusive.

The information requirements for any stockholder proposal or nomination can be found in Section 1.10 of our Bylaws available on the Corporation’s website located at http://www.lockheedmartin.com/corporate-governance. Self-nominations will not be considered. Proposed stockholder nominees are presented to the Chairman of the Governance Committee, who decides if further consideration should be given to the nomination by the Board.

Majority Voting Policy for Uncontested Director Elections

The Corporation’s Charter and Bylaws provide for simple majority voting. Pursuant to the Corporate Governance Guidelines, in any uncontested election of directors, any incumbent director who fails to receive more “FOR” votes than “AGAINST” votes is required to offer his or her resignation for Board consideration.

Upon receipt of a resignation of a director tendered as a result of a failed stockholder vote, the Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action is recommended. In considering the tendered resignation, the Board will consider the Governance Committee’s recommendation as well as any other factors it deems relevant, which may include:

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The qualifications of the director whose resignation has been tendered.

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The director’s past and expected future contributions to the Corporation.

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The overall composition of the Board and its committees.

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Whether accepting the tendered resignation would cause the Corporation to fail to meet any applicable rule or regulation (including NYSE listing standards and the federal securities laws).

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The percentage of outstanding shares represented by the votes cast at the Annual Meeting.

Any director whose resignation has been tendered may not participate in the deliberations of the Governance Committee or in the Board’s consideration of the Governance Committee’s recommendation with respect to such director. In the event that a majority of the members of the Governance Committee have offered to resign as a result of their failure to receive the required vote for their election by the stockholders, then the independent members of the Board who have not offered to resign, without further action by the Board, will constitute a committee of the Board for the purpose of considering the offered resignation(s), and will recommend to the Board whether to accept or reject those offers and, if appropriate, make a recommendation to take other actions. If there are no such independent directors, then all of the independent directors, excluding the director whose offer to resign is being considered, without further action of the Board, will constitute a committee of the Board to consider each offer to resign, make a recommendation to the Board to accept or reject that offer and, if appropriate, make a recommendation to take other actions.

The Board will act on a tendered resignation within 90 days following certification of the stockholder vote for the annual meeting and will promptly disclose its decision and rationale as to whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, in a filing with the Securities and Exchange Commission (“SEC”) or by other public announcement, including a posting on the Corporation’s website.

If a director’s resignation is accepted by the Board, or if a nominee for director who is not an incumbent director is not elected, the Board may fill the resulting vacancy or may decrease the size of the Board pursuant to the Corporation’s Bylaws. The Board may not fill any vacancy so created with a director who was nominated but not elected at the annual meeting by the vote required under the Corporation’s Bylaws.

Stockholder Right to Call Special Meeting

As part of the Board’s continuing commitment to best corporate governance practices and as a result of dialogue with stockholders, the Board amended the Corporation’s Bylaws in 2010 to permit any stockholder who individually owns 10%, or stockholders who in the aggregate own 25%, of the outstanding common stock to call a special meeting to consider any business properly before the stockholders.

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Director Independence

Under applicable NYSE listing standards, a majority of the Board and each member of the Audit Committee, Governance Committee, and Compensation Committee must be independent.

Under the NYSE listing standards and our Corporate Governance Guidelines, a director is not independent if the director has a direct or indirect material relationship with the Corporation. The Governance Committee annually reviews the independence of all directors and reports its findings to the full Board. To assist in this review, the Board has adopted director independence guidelines that are included in our Corporate Governance Guidelines, which are available on our Corporation’s website located at http://www.lockheedmartin.com/corporate-governance.

Our director independence guidelines set forth certain relationships between the Corporation and directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be material or immaterial for purposes of assessing a director’s independence. In the event a director has a relationship with the Corporation that is not addressed in the independence guidelines, the independent members of the Board determine whether the relationship is material.

The Board has determined that the following directors are independent: Nolan D. Archibald, Rosalind G. Brewer, David B. Burritt, James O. Ellis, Jr., Thomas J. Falk, Gwendolyn S. King, James M. Loy, Douglas H. McCorkindale, Joseph W. Ralston, and Anne Stevens. Robert J. Stevens, Executive Chairman, and Marillyn A. Hewson, CEO and President, are employees of the Corporation (as was Christopher E. Kubasik) and are not independent under the NYSE listing standards or our Corporate Governance Guidelines. In determining that each of the non-management director-nominees is independent, the Board considered the relationships described under “Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 percent Stockholders,” on page 15, which it determined were immaterial to the individual’s independence.

The Governance Committee and Board considered that the Corporation in the ordinary course of business purchases products and services from, or sells products and services to, companies or subsidiaries or parents of companies at which some of our director-nominees are or have been directors or officers. These relationships included: Mr. Archibald (Stanley Black & Decker, Inc., Brunswick Corporation, and Huntsman Corporation); Mrs. Brewer (Sam’s Club, a subsidiary of Walmart Stores, Inc.); Mr. Ellis (Inmarsat plc and Level 3 Communications, Inc.); Mr. Falk (Kimberly-Clark Corporation and Catalyst, Inc.); Mr. Loy (RAND Corporation); Mr. Ralston (Lynden Incorporated, The Timken Company, and URS Corporation); and Ms. Stevens (Anglo American plc). In determining that these relationships did not affect the independence of those directors, the Board considered that none of the director-nominees had any direct material interest in, or received any special compensation in connection with, the Corporation’s business relationships with those companies.

The Governance Committee also concluded that all members of each of the Audit Committee, the Compensation Committee, and the Governance Committee are independent within the meaning of our Corporate Governance Guidelines and NYSE listing standards as these currently apply and as these will apply to NYSE listed corporations after our Annual Meeting.

Related Person Transaction Policy

The Board has approved a written policy and procedures for the review, approval, and ratification of transactions among the Corporation and its directors, executive officers, and their related interests. A copy of the policy is available on the Corporation’s website located at http://www.lockheedmartin.com/corporate-governance. Under the policy, all related person transactions (as defined in the policy) are to be reviewed by the Governance Committee. The Governance Committee may approve or ratify related person transactions at its discretion if deemed fair and reasonable to the Corporation. This may include situations where the Corporation provides products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties. Any director who participates in or is the subject of an existing or potential related person transaction may not participate in the decision-making process of the Governance Committee with respect to that transaction.

Under the policy, and consistent with SEC regulations and NYSE listing standards, a related person transaction is any transaction in which the Corporation was, is, or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. A related person includes any director or executive officer of the company, any person who is known to be the beneficial owner of more than 5 percent of any class of the company’s voting securities, an immediate family member of any person described above, and any firm, corporation, or other entity controlled by any person described above.

The policy requires each director and executive officer to complete an annual questionnaire to identify their related interests and persons, and to notify the Corporation of changes in that information. Based on that information, the Corporation maintains a master list of related persons for purposes of tracking and reporting related person transactions.

The policy contemplates that the Governance Committee may ratify transactions after they commence or pre-approve categories of transactions or relationships, because it may not be possible or practical to pre-approve all related person transactions. If the Governance Committee declines to approve or ratify a transaction, the related person transaction is referred to management to make a recommendation to the Governance Committee concerning whether the transaction should be terminated or amended in a manner that is acceptable to the Governance Committee.

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Certain Relationships and Related Person Transactions of Directors, Executive Officers, and 5 Percent Stockholders

The following transactions or relationships are considered to be “related person” transactions under our corporate policy and applicable SEC regulations and NYSE listing standards.

Two of our directors, Mr. Loy and Mr. Ralston, are employed as Senior Counselor and Vice Chairman, respectively, of The Cohen Group, a consulting business that performs services for the Corporation. In 2012, we paid The Cohen Group approximately $670,000 for consulting services and expenses.

In accordance with the requirements of our Bylaws and the Corporation’s past practice, the Corporation paid for the expenses of individual legal counsel for Linda R. Gooden, Executive Vice President, Information Systems & Global Solutions, one of our NEOs, in connection with the City of Pontiac General Employees’ Retirement System litigation. These expenses totaled approximately $233,143.

We currently employ approximately 120,000 employees and have an active recruitment program for soliciting job applications from qualified candidates. We seek to hire the most qualified candidates and consequently do not preclude the employment of family members of current directors and executive officers. These relationships (and 2012 compensation) were Mr. Stevens’ son, John E. Stevens, Assistant General Counsel in the Legal Department ($195,150 in base salary, an annual incentive bonus of $49,200, and a grant of 580 restricted stock units (“RSUs”)) and a board member’s (Joseph Ralston) brother-in-law, Mark E. Dougherty, Business Development Analyst ($159,443 in base salary). Messrs. Stevens and Dougherty may participate in other employee benefit plans and arrangements which are generally made available to other employees at the same level (including health, welfare, vacation, and retirement plans). Their compensation was established in accordance with the Corporation’s employment and compensation practices applicable to employees with equivalent qualifications, experience, and responsibilities. Neither John Stevens nor Mark Dougherty served as an executive officer of the Corporation during 2012.

From time to time, the Corporation has purchased services in the ordinary course of business from financial institutions that beneficially own 5 percent or more of Lockheed Martin’s common stock. In 2012, the Corporation paid fees of approximately $4,648,708 to State Street Bank and Trust Company for credit facility and benefit plan administration and its affiliates for investment management fees, and $227,000 to Capital Guardian, an affiliate of Capital World Investors, for investment management fees.

Director Orientation and Continuing Education

Upon joining the Board, directors are provided with an orientation about our Corporation, including our business operations, strategy, and governance. Directors may enroll in director education programs on the principles of corporate governance and director professionalism offered by nationally-recognized sponsoring organizations at the Corporation’s expense. Directors also may attend outside director continuing education programs sponsored by educational and other institutions to assist them in remaining abreast of developments in corporate governance and critical issues relating to the operation of public company boards. Members of our senior management regularly present reports at Board meetings and review the operating plan of each of our business areas and the Corporation as a whole. The Board also conducts periodic visits to our facilities as part of its regularly scheduled Board meetings.

Board Performance Self-Assessment

Each year the Board evaluates its performance and effectiveness. Each director participates in an annual performance evaluation to elicit feedback on specific aspects of the Board’s role, organization, and meetings (including committee meetings). The collective ratings and comments are compiled by the Senior Vice President, General Counsel and Corporate Secretary or her delegate and presented to the Governance Committee and the full Board. Each Board committee conducts an annual performance self-assessment through a similar process.

Stockholder Rights Plan

The Corporation does not have a Stockholder Rights Plan, otherwise known as a “Poison Pill.” Through our Corporate Governance Guidelines, the Board has communicated that it has no intention of adopting one at this time. If the Board does choose to adopt a Stockholder Rights Plan, the Board has indicated that it would seek stockholder ratification within 12 months from the date of adoption.

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COMMITTEES OF THE BOARD OF DIRECTORS

The Board has seven standing committees as prescribed by our Bylaws. The following table lists our board committees, the chairs of each committee, the directors who currently serve on them, and the number of Committee meetings held in 2012. Charters for each committee are available on the Corporation’s website located at http://www.lockheedmartin.com/corporate-governance.

Membership on Board Committees

Director	Audit	Classified Business and Security	Ethics and Sustainability	Executive	Management Development and Compensation	Nominating and Corporate Governance	Strategic Affairs and Finance
Nolan D. Archibald				X		X	Chair
Rosalind G. Brewer			X		X
David B. Burritt	Chair			X	X		X
James O. Ellis, Jr.		Chair		X		X	X
Thomas J. Falk	X					X
Marillyn A. Hewson*				X
Gwendolyn S. King			Chair	X		X
James M. Loy		X	X				X
Douglas H. McCorkindale**	X	X		X	X	Chair
Joseph W. Ralston		X	X				X
Anne Stevens	X			X	Chair
Robert J. Stevens				Chair
Meetings held in 2012	5	3	3	0	8	4	3
* Elected Committee member on January 24, 2013 ** Lead Director

Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board. In addition to oversight of the Corporation’s internal audit organization, it is directly responsible for the appointment, compensation, and oversight of the Corporation’s independent auditors. The functions of the Audit Committee are further described under the heading “Audit Committee Report” on page 18.

All the members of the Audit Committee are independent within the meaning of the NYSE listing standards, our Corporate Governance Guidelines, and applicable SEC regulations. In order to be considered independent under SEC regulations, a member of the Audit Committee cannot accept any consulting, advisory, or other compensatory fee from the Corporation, or be an affiliated person of the Corporation or its subsidiaries.

The Board has determined that Mr. Burritt, Chairman of the Audit Committee, Mr. Falk, and Mr. McCorkindale are qualified audit committee financial experts within the meaning of SEC regulations. All members of the Audit Committee have accounting and related financial management expertise sufficient to be considered financially literate within the meaning of the NYSE listing standards.

Classified Business and Security Committee

The Classified Business and Security Committee (the “CBS Committee”) assists the Board in fulfilling its oversight responsibilities relating to the Corporation’s classified business activities and the security of personnel, data, and facilities. The CBS Committee consists of three or more directors who meet the independence requirements of the NYSE and who possess the appropriate security clearance credentials, at least one of whom shall be a member of the Audit Committee, and none of whom are officers or employees of the Corporation and are free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the CBS Committee.

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Ethics and Sustainability Committee

The Ethics and Sustainability Committee monitors compliance and recommends changes to our Code of Ethics and Business Conduct. It reviews our policies, procedures, and compliance with respect to sustainability, including corporate responsibility, human rights, environmental stewardship, employee health and safety, ethical business practices, community outreach, philanthropy, diversity, inclusion, and equal opportunity. It oversees matters pertaining to community and public relations, including government relations, political contributions, and charitable contributions.

Executive Committee

The Executive Committee primarily serves as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on all matters other than those specifically reserved by Maryland law to the full Board.

Management Development and Compensation Committee

The Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation of the CEO and the Strategic Advisor to the CEO, evaluates the performance of the CEO and the Strategic Advisor to the CEO and, either as a committee or together with the other independent members of the Board, determines and approves the compensation philosophy and levels of the CEO and the Strategic Advisor to the CEO and other members of senior management.

Additional information regarding the role of the Compensation Committee and our compensation practices and procedures is provided under the captions “Compensation Committee Report” on page 28, “Compensation Discussion and Analysis (“CD&A”)” beginning on page 28, and specifically to the discussion on “Other Corporate Governance Considerations in Compensation” beginning on page 48.

All members of the Compensation Committee are independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

Nominating and Corporate Governance Committee

The Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including our Corporate Governance Guidelines. The Governance Committee assists the Board by selecting candidates to be nominated to the Board, making recommendations concerning the composition of Board committees, and by overseeing the evaluation of the Board and its committees.

The Governance Committee reviews and recommends to the Board the compensation of directors. Our executive officers do not play a role in determining director pay other than to gather publicly available information, although the Executive Chairman is consulted regarding the impact of any change in director pay on the Corporation as a whole.

All members of the Governance Committee are independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

Strategic Affairs and Finance Committee

The Strategic Affairs and Finance Committee (“Finance Committee”) reviews and recommends to the Board management’s long-term strategy including allocation of corporate resources. The Finance Committee reviews the financial condition of the Corporation, the status of all benefit plans, and proposed changes to our capital structure.

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Audit Committee Report

We oversee Lockheed Martin’s financial reporting process on behalf of the Board. Lockheed Martin’s management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining an effective system of internal control over financial reporting. In addition to our oversight of the Corporation’s internal audit organization, we are directly responsible for the appointment, compensation, retention, oversight, and termination of the Corporation’s independent auditors, Ernst & Young LLP, an independent registered public accounting firm. The independent auditors are responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, and for expressing an opinion on the effectiveness of internal control over financial reporting.

In connection with the December 31, 2012 audited consolidated financial statements, we have:

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Reviewed and discussed the Corporation’s audited consolidated financial statements with management, including discussions regarding critical accounting policies, financial accounting and reporting principles and practices, the quality of such principles and practices, the reasonableness of significant judgments and estimates, and the effectiveness of internal control over financial reporting.

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Discussed with the independent auditors the quality of the financial statements, the clarity of the related disclosures, the effectiveness of internal control over financial reporting, and other items required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees.

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Received from the independent auditors written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with the independent auditors any matters affecting their independence.

Based on the reviews and discussions above, we recommended to the Board that the audited consolidated financial statements for 2012 be included in Lockheed Martin’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC. The Board approved our recommendation.

Submitted on February 28, 2013 by the Audit Committee:

David B. Burritt, Chairman	Douglas H. McCorkindale
Thomas J. Falk	Anne Stevens

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PROPOSAL 1: ELECTION OF DIRECTORS

There are 12 director-nominees for election to the Board at the Annual Meeting. Each director-nominee currently serves as a director. Each director-nominee was recommended for nomination by the Governance Committee. The Governance Committee has determined that all the current director-nominees, except for Robert J. Stevens, our Executive Chairman, and Marillyn A. Hewson, CEO and President, are independent under the listing standards of the NYSE and our Corporate Governance Guidelines. The Board ratified the slate of director-nominees and recommends that our stockholders vote for the election of all the individuals nominated by the Board.

Director-nominees are expected to attend the 2013 Annual Meeting. All incumbent directors attended the 2012 Annual Meeting, except for Ms. Hewson who was elected to the Board in November 2012 following the Annual Meeting. All director-nominees who are elected will serve a one-year annual term that will end at the 2014 Annual Meeting except Mr. Stevens who will retire as a director on December 31, 2013. If any of the director-nominees are unable or unwilling to stand for election at the 2013 Annual Meeting (an event which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxy holders may vote for the substitute nominee or refrain from voting for any other director-nominee at their discretion. Directors’ ages are reported as of the 2013 Annual Meeting.

Board Composition, Qualifications, and Diversity

We have no agreements obligating the Corporation to nominate a particular candidate as a director, and none of our directors represent a special interest or a particular stockholder or group of stockholders. Subject to election as a director by the stockholders, the Board intends to elect Mr. Stevens as Executive Chairman. As a result of Mr. Stevens’ announcement that he will retire from the Board effective December 31, 2013, the Board will elect a new Chairman effective January 1, 2014.

We believe that our business accomplishments are a result of the efforts of our employees around the world, and that a diverse employee population will result in a better understanding of our customers’ needs. Our success with a diverse workforce also informs our views about the value of a board of directors that has persons of diverse skills, experiences, and backgrounds. To this end, the Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise in overseeing a technologically advanced global security and aerospace company.

Under the Corporate Governance Guidelines, the Board desires a diverse group of candidates who possess the background, skills, expertise, and time to make a significant contribution to the Board, the Corporation, and its stockholders. The Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Corporation’s Corporate Governance Guidelines, as well as other relevant factors as it deems appropriate.

Listed below are the skills and experience that we have considered important for our directors to have in light of our current business and structure. The directors’ biographies that follow note each director’s relevant experience, skills, and qualifications relative to this list.

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Senior Leadership Experience. Directors who have served in senior leadership positions are important, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board, may be enhanced if their leadership experience was developed at businesses or organizations that operated on a global scale, or involved technology or other rapidly evolving business models.

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Public Company Board Experience. Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, and compliance-related matters.

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Financial Expertise. Knowledge of financial markets, financing and funding operations, and accounting and financial reporting processes are important because it assists our directors in understanding, advising, and overseeing the Corporation’s capital structure, financing and investment activities, financial reporting, and internal control of such activities.

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Government and Military Expertise. Directors who have served in government and senior military positions can provide experience and insight into working constructively with our core customer and governments around the world and addressing significant public policy issues, particularly in areas related to the Corporation’s business and operations. They also provide support for science, technology, engineering, and mathematics education.

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Global Expertise. Because we are a global organization with increasing revenue coming from sales outside the United States, directors with global expertise can provide useful business and cultural perspectives regarding many significant aspects of our business.

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As part of its annual assessment of Board effectiveness, the Board is asked to evaluate whether it has the appropriate mix of general business expertise, skills, and specific expertise in areas vital to our success. The 2012 assessment reflected that the incumbent slate has the right mix, and the addition of Ms. Hewson complements and strengthens the Board’s business and operations background. Under our Bylaws, unless exempted by the Board, an individual is not eligible to be elected as a director for a term that expires at the Annual Meeting following the individual’s 75th birthday.

The Board unanimously recommends a vote FOR each of the following director-nominees.

Director-Nominees

  Nolan D. Archibald

(Age 69)

Director Since April 2002

Committees: Executive Committee; Nominating and Corporate Governance Committee; Strategic Affairs and Finance Committee (Chair)

Executive Chairman of the Board of Stanley Black & Decker, Inc. since March 2010. Previously, Mr. Archibald was Chairman of the Board and Chief Executive Officer of The Black & Decker Corporation from 1986 to March 2010; President of The Black & Decker Corporation from 1985 to 2010; and Chief Operating Officer of The Black & Decker Corporation from 1985 to 1986. Mr. Archibald held various management positions at Beatrice Companies, Inc. from 1977 to 1985, including Senior Vice President and President of the Consumer & Commercial Products Group, and currently serves as a director of Brunswick Corporation and Huntsman Corporation.

Skills and Qualifications:

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Experience with the demands and challenges of the global marketplace with a focus on innovation from his prior positions as Executive Chairman of Stanley Black & Decker, Inc. and Chairman, CEO and Chief Operating Officer of The Black & Decker Corporation, companies that have sold products in more than 100 countries.

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Experience in talent management, business management, strategic planning, and international business operations.

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Corporate governance expertise from service as director of large public companies.

  Rosalind G. Brewer

(Age 50)

Director Since April 2011

Committees: Ethics and Sustainability Committee; Management Development and Compensation Committee

President and Chief Executive Officer of Sam’s Club since February 2012. Previously, Mrs. Brewer was Executive Vice President and President of Walmart Stores, Inc.’s East Business Unit from February 2011 to January 2012; Executive Vice President and President of Walmart South from February 2010 to February 2011; Senior Vice President and Division President of Southeast Operating Division from March 2007 to January 2010; and Regional General Manager, Georgia Operations, from 2006 to February 2007. Previously, Mrs. Brewer was President of Global Nonwovens Division for Kimberly-Clark Corporation from 2004 to 2006; and held various management positions of increasing responsibilities at Kimberly-Clark Corporation from 1984 to 2006. Mrs. Brewer formerly served as a director of Molson Coors Brewing Company from 2006 to 2011 and currently serves on the Board of Trustees of Spelman College and Westminster Schools.

Skills and Qualifications:

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Experience in large-scale operations based on her positions as President and Chief Executive Officer of Sam’s Club, Executive Vice President for Walmart Stores, Inc., and more than two decades of experience as an executive with Kimberly-Clark Corporation.

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Experience in product development, product management, manufacturing, large-scale operations, supply chain logistics, and leading change management initiatives.

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Leadership and executive expertise in international consumer business operations.

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  David B. Burritt

(Age 57)

Director since April 2008

Committees: Audit Committee (Chair); Executive Committee; Management Development and Compensation Committee; Strategic Affairs and Finance Committee

Vice President and Chief Financial Officer of Caterpillar Inc. from 2004 to June 2010; Corporate Controller and Chief Accounting Officer of Caterpillar Inc. from 2002 to 2004; held various positions of increasing responsibility for Caterpillar Inc. in finance, tax, accounting, and international operations from 1978 to 2002; and currently serves as a director of Aperam and Global Brass & Copper Holdings, Inc.

Skills and Qualifications:

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Expertise in public company accounting, risk management, disclosure, and financial system management from roles as CFO and Controller at Caterpillar Inc.

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Experience with the demands and challenges of the global marketplace from his positions at Caterpillar Inc., a company that manufactures equipment in over 20 countries and sells products in more than 180 countries.

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The Board has determined that Mr. Burritt meets the SEC’s criteria of an “audit committee financial expert.”

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Contributing member of Pathways Commission to define the future of the accounting profession.

  James O. Ellis, Jr.

(Age 65)

Director since November 2004

Committees: Classified Business and Security Committee (Chair); Executive Committee; Nominating and Corporate Governance Committee; Strategic Affairs and Finance Committee

President and Chief Executive Officer, Institute of Nuclear Power Operations from May 2005 until his retirement in May 2012. Retired from active duty in July 2004. Admiral and Commander, United States Strategic Command, Offutt Air Force Base, Nebraska from October 2002 to July 2004; Commander in Chief, United States Strategic Command from November 2001 to September 2002; Commander in Chief, U.S. Naval Forces, Europe and Commander in Chief, Allied Forces from October 1998 to September 2000; Deputy Chief of Naval Operations (Plans, Policy and Operations) from November 1996 to September 1998; director of Burlington Capital Group from 2004 to 2007; and currently serves as a director of Inmarsat plc and Level 3 Communications, Inc. In February 2013, Mr. Ellis was elected as a member of the National Academy of Engineering.

Skills and Qualifications:

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Industry-specific expertise and knowledge of our core customer from his service in senior leadership positions with the military.

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Expertise in aeronautical and aerospace engineering and emerging energy issues.

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Over 40 years experience in managing and leading large and complex technology-focused organizations, in large part as a result of serving for 35 years as an active duty member of the U.S. Navy.

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  Thomas J. Falk

(Age 54)

Director since June 2010

Committees: Audit Committee; Nominating and Corporate Governance Committee

Chairman of the Board and Chief Executive Officer of Kimberly-Clark Corporation since 2003; Chief Executive Officer from 2002 and President and Chief Operating Officer from 1999 to 2002; held various senior management positions since joining Kimberly-Clark Corporation in 1983; director of Centex Corporation from 2003 to 2009 (Centex Corporation was acquired by Pulte Homes in 2009); and currently serves as a director of the nonprofit organizations, Catalyst, Inc., the University of Wisconsin Foundation, and The Consumer Goods Forum, and serves as a governor of the Boys & Girls Clubs of America.

Skills and Qualifications:

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Experience with the demands and challenges associated with managing global organizations from his experience as Chairman and CEO of Kimberly-Clark Corporation.

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Knowledge of financial system management, public company accounting, disclosure requirements, and financial markets.

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Marketing, talent management, compensation, governance, and public company board experience.

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The Board has determined that Mr. Falk meets the SEC’s criteria of an “audit committee financial expert.”

  Marillyn A. Hewson

(Age 59)

Director since November 2012

Committee: Executive Committee

Chief Executive Officer and President of Lockheed Martin since January 2013; President and Chief Operating Officer from November 2012 to December 2012; Executive Vice President – Electronic Systems from January 2010 to December 2012; President, Systems Integration – Owego from September 2008 to December 2009; Executive Vice President – Global Sustainment for Aeronautics from February 2007 to August 2008; President, Lockheed Martin Logistics Services Company from January 2007 to February 2007; and President and General Manager, Kelly Aviation Center, L.P. from August 2004 to December 2007; and director of Carpenter Technology Corporation from 2002 to 2006. Ms. Hewson chairs the Board of Directors of Sandia Corporation, serves on the Association of the U.S. Army Council of Trustees and the University of Alabama’s Culverhouse College of Commerce and Business Administration Board of Visitors, and currently serves as a director of E. I. du Pont de Nemours and Company (DuPont).

Skills and Qualifications:

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Broad insight and knowledge into the complexities of global business management, strategic planning, finance, supply chain, and leveraged services based on more than two decades of experience in executive and operational roles with the Corporation and in our industry.

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Expertise in government relations, government contracting, manufacturing, marketing, and human resources.

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Corporate governance and audit expertise derived from service on boards of other multinational corporations and nonprofit organizations.

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  Gwendolyn S. King

(Age 72)

Director since March 1995

Committees: Ethics and Sustainability Committee (Chair); Executive Committee; Nominating and Corporate Governance Committee

President of Podium Prose, a Washington, D.C. speaker’s bureau and speechwriting service, since 2000. Founding Partner, The Directors’ Council, a corporate board search firm, from October 2003 to June 2005; Senior Vice President of Corporate and Public Affairs of PECO Energy Company (formerly Philadelphia Electric Company) from October 1992 until her retirement in February 1998; Commissioner of the Social Security Administration from August 1989 to September 1992; director of Marsh & McLennan Companies, Inc. from 1998 to May 2011; and currently serves as a director of Monsanto Company.

Skills and Qualifications:

•

Experience and industry-specific knowledge of our civil customer and the demands and challenges associated with managing large organizations and regulated industries from experience as Senior Vice President at PECO Energy Company and Commissioner of the Social Security Administration.

•

Expert in external communications and extensive experience in matters relating to public policy, regulatory oversight, and government relations from her senior advisory roles in two previous White House administrations.

•

Corporate governance expertise and compliance experience from her service on the board of the National Association of Corporate Directors.

  James M. Loy

(Age 70)

Director since August 2005

Committees: Classified Business and Security Committee; Ethics and Sustainability Committee; Strategic Affairs and Finance Committee

Senior Counselor of The Cohen Group since 2005. Deputy Secretary of Homeland Security from 2003 to 2005; Administrator, Transportation Security Administration from 2002 to 2003; Commandant, U.S. Coast Guard from 1998 to 2002; Coast Guard Chief of Staff from 1996 to 1998; Commander of the Coast Guard’s Atlantic Area from 1994 to 1996; a director of L-1 Identity Solutions, Inc. from 2006 to 2011; and currently serves as a director of Rivada Networks, LLC and Board of Trustees of RAND Corporation, a nonprofit organization.

Skills and Qualifications:

•

Experience with the demands and challenges associated with managing large organizations from his service as Commandant of the Coast Guard.

•

Industry-specific expertise and knowledge with our core customer including requirements for acquisition of products and services from prior senior management positions with the Department of Homeland Security, Transportation Security Administration, and the Coast Guard.

•

Leadership skills in organization transformation and redesigning larger scale operations from his 45-year career in public service.

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  Douglas H. McCorkindale

(Age 73)

Director since April 2001

Committees: Audit Committee; Classified Business and Security Committee; Executive Committee; Management Development and Compensation Committee; Nominating and Corporate Governance Committee (Chair)

Chairman of Gannett Co., Inc. (“Gannett”) from 2001 until his retirement in June 2006. Chief Executive Officer of Gannett from June 2000 to 2005; President of Gannett from 1997 to 2005; Vice Chairman of Gannett from 1984 to January 2001; Chief Financial Officer of Gannett from 1979 to 1997; Chief Administrative Officer of Gannett from 1985 to 1997; director of Continental Airlines, Inc. from 1993 to 2010; and currently serves as a director or trustee of approximately 60 fund portfolios in the Prudential Fund Complex, the boards of which meet concurrently and function as a single board.

Skills and Qualifications:

•

Experience with the demands and challenges associated with managing global organizations from prior positions as Chairman, CEO, and President of Gannett Co., Inc.

•

Expertise in financial system management, public company accounting, disclosure, and financial markets from prior roles as CFO at Gannett Co., Inc. and as trustee of mutual funds.

•

Corporate governance expertise from service as director of large public companies.

•

The Board has determined that Mr. McCorkindale meets the SEC’s criteria of an “audit committee financial expert.”

  Joseph W. Ralston

(Age 69)

Director since April 2003

Committees: Classified Business and Security Committee; Ethics and Sustainability Committee; Strategic Affairs and Finance Committee

Vice Chairman of The Cohen Group since March 2003. Retired from active duty in March 2003. Commander, U.S. European Command and Supreme Allied Commander Europe, NATO, Mons, Belgium from May 2000 to January 2003; Vice Chairman, Joint Chiefs of Staff, Washington, D.C. from March 1996 to April 2000; and currently serves as a director of The Timken Company and URS Corporation.

Skills and Qualifications:

•

Industry-specific expertise and insight into our core customer, including requirements for acquisition of products and services, from prior senior leadership positions with the military.

•

Experience with large organization management and assessing human resources, equipment, cyber, and financial requirements, as well as reputational risks during his service as a senior military officer, including Vice Chairman of the Joint Chiefs of Staff.

•

Skilled in executive management, logistics, and military procurement due to his distinguished career managing 65,000 troops from 23 countries as Supreme Allied Commander.

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  Anne Stevens

(Age 64)

Director since September 2002

Committees: Audit Committee; Executive Committee; Management Development and Compensation Committee (Chair)

Chairman, Chief Executive Officer and Principal of SA IT Services since June 2011. Previously, Ms. Stevens was Chairman, President and Chief Executive Officer of Carpenter Technology Corporation from November 2006 to October 2009; Executive Vice President, Ford Motor Company and Chief Operating Officer, The Americas, from November 2005 until her retirement in October 2006; Group Vice President, Canada, Mexico and South America, Ford Motor Company from October 2003 to October 2005; Vice President, North America Vehicle Operations of Ford Motor Company from August 2001 to October 2003; and Vice President, North America Assembly Operations of Ford Motor Company from April 2001 to August 2001. Ms. Stevens held various management positions at Ford Motor Company from 1990, including executive director in Vehicle Operations in North America, and held various engineering, manufacturing and marketing positions at Exxon Chemical Co. before joining Ford Motor Company. Member of the National Academy of Engineering and a Trustee of Drexel University and currently serves as a director of Anglo American plc.

Skills and Qualifications:

•

Experience with the demands and challenges associated with managing global organizations from prior executive positions at Ford Motor Company.

•

Public company management, talent management, and governance experience from prior positions as Chairman, President, and CEO of Carpenter Technology Corporation and Executive Vice President, Ford Motor Company.

•

Engineering and manufacturing expertise derived from educational training and experience managing production lines at Ford Motor Company.

  Robert J. Stevens

(Age 61)

Director since October 2000

Committee: Executive Committee (Chair)

Executive Chairman and Strategic Advisor to the Chief Executive Officer of Lockheed Martin Corporation since January 2013; Chairman of the Board and Chief Executive Officer from January 2010 to December 2012; Chairman of the Board, President and Chief Executive Officer from April 2005 to January 2010; President and Chief Executive Officer from August 2004 to April 2005; President and Chief Operating Officer from October 2000 to August 2004; Executive Vice President and Chief Financial Officer from October 1999 to March 2001; Vice President of Strategic Development from November 1998 to October 1999; and currently serves as a director of Monsanto Company. In January 2012, President Obama appointed Mr. Stevens to the Administration’s Advisory Committee for Trade Policy and Negotiations.

Skills and Qualifications:

•

Industry leader with insight into the complexities of operating a global, technology-driven business, strategic planning, regulatory, legislative and public policy matters based on more than two decades of experience in executive and operational roles with the Corporation and in our industry.

•

Expertise in finance, information technology, technology development, manufacturing, marketing, and human resources, and broad international business management experience.

•

Corporate governance and risk management experience gained through position of Chairman and CEO of the Corporation.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as the independent auditors to perform an integrated audit of the Corporation for the year ending December 31, 2013. Ernst & Young LLP served as our independent auditors in 2012. The services provided to the Corporation by Ernst & Young LLP for the last two fiscal years are described under the caption “Fees Paid to Independent Auditors” below.

The Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the Corporation’s independent auditor in accordance with the NYSE listing standards. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. The Audit Committee has discussed the advantages and disadvantages of external audit firm rotation. Further, in conjunction with the periodic mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chairman are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Corporation’s independent external auditor is in the best interest of our stockholders.

Stockholder approval of the appointment is not required. However, the Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholders to approve. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

The Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for 2013.

Pre-Approval of Independent Auditors Services

The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it. In addition, separate approval is required if the amount of fees for any pre-approved category of service exceeds the fee thresholds established by the Audit Committee. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services, provided that the member must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Fees Paid to Independent Auditors

The following table presents the fees billed by Ernst & Young LLP, an independent registered public accounting firm, for audit, audit-related services, tax services, and all other services rendered for 2012 and 2011. All fees were pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee considered and concluded that the provision of these services by Ernst & Young LLP was compatible with the maintenance of the auditor’s independence.

Ernst & Young LLP Fees	2012 ($)	2011 ($)
Audit Fees	15,185,000	15,990,000
Audit-Related Fees	1,280,000	1,220,000
Tax Fees	2,150,000	2,275,000
All Other Fees	40,000	40,000

Audit Fees: This category includes fees for services related to the annual audit of the consolidated financial statements, including the audit of internal control over financial reporting, the interim reviews of our quarterly financial statements, statutory audits of our foreign subsidiaries, SEC registration statements and other filings, and consultation on accounting matters.

Audit-Related Fees: For 2012, this category principally includes fees for services related to audits of employee benefit plans and services related to a service organization review at a business segment. For 2011, this category principally includes fees for services related to audits of employee benefit plans and due diligence in connection with acquisitions.

Tax Fees: This category includes domestic and international tax compliance and advisory services.

All Other Fees: This category includes services related to government contracting matters.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We ask our stockholders to vote annually to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as described in detail in the Compensation Discussion and Analysis (“CD&A”) and the accompanying tables in the Executive Compensation section beginning on page 28. This vote is commonly known as “Say-on-Pay.”

Stockholders should review the entire Proxy Statement and, in particular, the CD&A for information on our executive compensation program and other important items.

We believe that the information provided in this Proxy Statement demonstrates that our executive compensation program is designed to link pay to performance. Accordingly, the Board recommends that stockholders approve the compensation of our NEOs by approving the following Say-on-Pay resolution:

RESOLVED, that the stockholders of Lockheed Martin Corporation approve, on an advisory basis, the compensation of the named executive officers identified in the “Summary Compensation Table,” as disclosed in the Lockheed Martin Corporation 2013 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying footnotes and narratives.

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures related to the NEOs. Although the results of the Say-on-Pay vote do not bind the Corporation, the Board will, as it does each year, continue to review the results carefully and plans to continue to seek the views of our stockholders year-round.

The Board unanimously recommends that you vote FOR Proposal 3.

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EXECUTIVE COMPENSATION

Compensation Committee Report

The Management Development and Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation’s executives. We have reviewed and discussed with management the Compensation Discussion and Analysis included in the Corporation’s Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012. The Board approved our recommendation.

Submitted on February 28, 2013 by the Management Development and Compensation Committee:

Anne Stevens, Chairman	David B. Burritt
Rosalind G. Brewer	Douglas H. McCorkindale

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

Accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during 2012.

Compensation Discussion and Analysis (“CD&A”)

This CD&A discusses the compensation decisions for the NEOs listed in the Summary Compensation Table on page 49. The NEOs are:

Name	Title in 2012
Robert J. Stevens	Chairman & Chief Executive Officer
Bruce L. Tanner	Executive Vice President & Chief Financial Officer
Marillyn A. Hewson	Executive Vice President, Electronic Systems; President & Chief Operating Officer
Linda R. Gooden	Executive Vice President, Information Systems & Global Solutions
Joanne M. Maguire	Executive Vice President, Space Systems
Christopher E. Kubasik	Vice Chairman, President & Chief Operating Officer (resigned November 9, 2012)

Mr. Stevens retired as CEO effective December 31, 2012; during 2013, he is serving as Executive Chairman and Strategic Advisor to the CEO. Ms. Hewson served as Executive Vice President, Electronic Systems until December 31, 2012; effective with Mr. Kubasik’s resignation on November 9, 2012, Ms. Hewson was elected President and Chief Operating Officer. Effective January 1, 2013, she was elected CEO and President. Ms. Maguire and Ms. Gooden will step down from their respective positions as Executive Vice Presidents effective April 1, 2013. All references to CEO compensation in this CD&A (unless otherwise noted) reflect Mr. Stevens’ pay because he was the CEO during all of 2012.

To assist stockholders in finding important information, this CD&A is organized as follows:

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CD&A Highlights

We Align Pay To Performance

•

At-Risk Compensation: We divide compensation opportunities into base salary, annual incentives, and long-term incentives (“LTI”). The annual incentive and LTI opportunities are at risk depending on performance.

•

Specific Goals and Measurement: We identify specific financial, strategic, and operational goals, and assess at-risk compensation against performance on those goals and against our relative TSR.

•

Market-Based: We benchmark compensation at the size-adjusted 50th percentile of the comparator group of companies we have identified for compensation purposes. We refer to this as the “market rate” for compensation. Realized pay is above or below market rate based on performance against pre-determined goals.

Our 2012 Performance

•

Strong Total Stockholder Return: Our 2012 TSR of 20% outperformed both the S&P Aerospace & Defense Index and the S&P 500 Index.

•

Record Performance: We reached record levels for sales, segment operating profit, segment operating margin, earnings per share (“EPS”), orders, and backlog.

Our 2012 Pay Decisions

Awards Reflective of Strong Performance: Our 2012 annual incentive awards reflected strong 2012 financial, strategic, and operational performance, and our LTI awards reflected strong 2010-2012 performance.

Investor Feedback in 2012

Investor Outreach: We spoke with owners of a majority of our shares after receiving 68% approval on our 2012 advisory Say-on-Pay proposal and made changes to our programs based on this feedback.

Our Compensation Program Incorporates Best Practices

Best Practices in our Program	Practices We Do Not Engage In or Allow

 Pay for Performance

 Active Investor Engagement Program

 Target Pay Set At or Below Market in Most Circumstances

 Long-Term Incentives Based on Relative Total Stockholder Return and Value-Driving Financial Metrics

 Caps on Annual Bonuses and Long-Term Incentives

 Lower Cap for Performance Stock Units (“PSUs”) When TSR Outperforms Comparator Group but is Negative

 Perquisites Limited to Those That are Business-Related

 Severance Provisions At or Below Market

 Claw Back Policy on All Variable Pay

 Double Trigger Provisions for Change in Control

 Consideration by Compensation Committee of Stockholder Dilution and Burn Rate in Equity Grant Decisions

 Stock Ownership Requirements

 Annual Comparator Group Review

 Plan Design and Administration Used to Minimize Incentives for Imprudent Risk Taking

 Independent Consultant Reports Directly to the Compensation Committee

 No Employment Agreements (Other than Exit Transitions)

 No Dividend Equivalents Paid Prior to Vesting (After 2010 Grants)

 No Option Backdating or Repricing

 No Hedging or Pledging of Company Stock by Directors or Employees

 No Excise Tax Assistance upon a Change in Control

 No Separate Change in Control Agreements

 No Automatic Acceleration of Unvested Incentive Awards in the Event of Termination

 No Enhanced Retirement Formula or Inclusion of Long-Term Incentives in Pensions

 No Enhanced Death Benefits for Executives

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Compensation Changes We Are Making

Response to Our 2012 Advisory Say-on-Pay Vote

In 2012, the Compensation Committee worked with management and its compensation consultants to strengthen the pay for performance alignment of our executive compensation program. To allow for sufficient time to consider available alternatives, appropriate changes in compensation philosophy and plan design, and stockholder feedback, the Compensation Committee added meetings to its schedule for 2012.

At our 2012 Annual Meeting, 68% of the votes cast by stockholders on the advisory Say-on-Pay proposal were in favor of the compensation of the NEOs in our 2012 proxy statement. Following the meeting, the Compensation Committee requested that management follow up with our investors to obtain additional feedback on the Say-on-Pay vote and our corporate governance practices and to discuss ways in which we could improve our executive compensation program. Management met or talked with representatives of stockholders owning a majority of our outstanding shares.

Although the investors we talked to represent a broad range of investment styles and have differing views on various corporate governance and executive compensation topics, most of them indicated that they viewed our executive compensation program as sound. Not surprisingly, we found differing views among investors on what types of programs would best motivate management, what level of discretion is appropriate in annual bonus plans, and the appropriate methodology for measuring whether pay is aligned with performance.

Our Corporate Governance Committee considered the feedback relating to corporate governance issues, and our Compensation Committee considered the feedback relating to our executive compensation program. The Compensation Committee considered all of these views in the context of our compensation philosophy, the programs of our competitors, and the unique demands of our industry, and adopted a number of changes to our executive compensation program. Many of the changes are effective for grants and compensation decisions beginning in 2013 because in many cases it was not possible to make changes mid-cycle to ongoing executive compensation programs.

A summary of the feedback we received from our investors and others, and the actions we have taken are highlighted below.

Investor Feedback	Action Taken by the Company*	Impact of Company Response
Annual usage of shares (burn rate) for equity grants is too high	• Replaced stock options with PSUs.

•

Reduces the burn rate. A lower number of PSUs is required to achieve the same long-term incentive value as a higher number of options.

•

For the 2013 grant, this resulted in awarding nearly 3.7 million fewer shares when counting PSUs at target (or 3.4 million fewer shares when counting PSUs at maximum payout). In 2012, 5.4 million shares were granted as options and RSUs. In 2013, 1.7 million shares (at target) and 2.0 million (at maximum) were granted as RSUs and PSUs.

Level of discretion under the annual incentive program

•

For 2012 annual bonuses, assigned weightings to organizational metrics (60% financial, 20% operational, and 20% strategic).

•

For 2013 annual bonuses, we will use three categories to measure performance (enterprise, business area, and individual). The financial goals at the enterprise level are based on publicly disclosed guidance provided to investors in the first quarter of 2013 or disclosed in this Proxy Statement.

•

Clarifies the framework for assessing organizational performance and how Compensation Committee discretion may be applied.

•

By using two company performance factors instead of one, increased emphasis on organizational performance rather than individual performance.

Proportion of equity as part of total compensation	• Reduced the cash component of our long-term compensation package for the CEO and the other NEOs from 40% to 20%.	• Increases the portion of long-term incentive compensation that is equity based from 60% to 80%, resulting in a closer alignment of interests between executives and stockholders.
Strength of link between compensation and performance	• Increased the portion of our long-term incentive compensation that is based on achievement of specified performance goals from 40% to 70%.	• Closer alignment of long-term incentive compensation with stockholder interests.
Concerns about above-market pay

The Compensation Committee clarified its compensation philosophy to:

•

Confirm that the market rate used for compensation is the size adjusted 50th percentile, subject to the ability to adjust the market-rate (up or down) for differences in job scope compared to our comparator group of companies; and

•

Set base salary and long-term incentive compensation opportunities for executives who are new to a position at 85% of the market-rate with the goal of moving to a market-rate level in two years, subject to performance, experience, time in position, and critical skills.

•

Clarifies approach for aligning compensation with market rate.

•

The Compensation Committee approved compensation for Ms. Hewson in her new CEO role to align with our pay philosophy, where the combined values for base salary, target bonus, and long-term incentives are positioned at 85% of the market rate which means Ms. Hewson's compensation is below market (85% of the 50 th percentile).

* Unless otherwise noted, all actions apply to compensation programs beginning January 1, 2013.

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Other Changes We Made Since Our 2012 Annual Meeting

In addition to the changes that were directly related to our discussions with many of our stockholders in 2012, we made the following changes in our executive compensation program:

•

We added double triggers for payouts following a change of control for all long-term incentive compensation awards. With a double trigger, if the successor assumes the LTI agreements, vesting accelerates following a change in control only for an employee who is terminated without cause or who terminates voluntarily for good reason.

•

Beginning with the 2013 long-term incentive awards, we made changes that enable the Compensation Committee to provide for continued vesting in situations involving layoff or retirement. Given the uncertainty in the aerospace and defense industry and the Corporation’s need to respond to changes in government programs as a result of budget pressures, the Compensation Committee concluded that the revised vesting schedule would be helpful in addressing concerns about the timing of organizational changes.

Summary of Our Compensation Approach

Principal Objective

The objective of our compensation program is to align pay to performance. The program is designed to provide employees with a competitive compensation package that rewards performance against specific identified financial, strategic, and operational goals that the Compensation Committee and the Board believe are critical to the Corporation’s long-term success and the achievement of sustainable long-term total return to our stockholders. The principal elements of the compensation program are base salary, cash-based annual incentive compensation, and cash- and equity-based long-term incentive compensation.

How We Implement This Objective

Pay for Performance

•

The vast majority of executive pay is “at-risk” based on individual and business performance.

•

Annual incentive compensation awards are based on achievement of pre-established financial, strategic, and operational goals and individual performance against specific objectives that are tailored to the positions of each of our executive officers.

•

Long-term incentive awards are tied to key business financial goals and TSR:

–

Stock options, which were part of our equity incentives through the end of 2012, provide value from stock price appreciation. In recent years, stock options granted to our CEO included performance goals based on the achievement of specified levels of adjusted cash from operations and ROIC.

–

Restricted stock units, or “RSUs,” provide value based on our stock price performance. RSUs for the NEOs are forfeitable to the extent the grant date value exceeds a cap based on adjusted cash from operations in the year in which the RSUs are granted.

–

Cash-based long-term incentive performance (“LTIP”) awards are earned based on relative TSR performance (50%), adjusted cash from operations (25%), and ROIC (25%) over a three-year performance period.

–

PSUs, which replaced stock options in 2013, are earned based on relative TSR performance (50%), adjusted cash from operations (25%), and ROIC (25%) over a three-year performance period and provide value based on stock price performance.

Pay Relative to Market

•

We utilize a group of companies that we believe represent an appropriate comparator group for compensation purposes. The companies range from one-half to two times our revenue.

•

We regularly review our comparator group to maintain relevancy and to ensure the availability of data, while avoiding significant annual changes in the group to ensure a level of consistency.

•

We establish the market rate for each element of compensation at the size adjusted 50th percentile of the comparator group of companies. We use the market rate as a reference point in our compensation decisions.

•

We generally set the target level for our incentive compensation at the market rate, with actual pay received determined by performance against the pre-established goals that are designed to support the Corporation’s objectives and sustainable long-term total return to stockholders.

•

We seek to provide other benefits that are consistent with the types of benefits being offered by our comparator group of companies and limit perquisites to those that are business-related in light of our business and the global security environment and industry in which we operate.

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Our 2012 Performance and Compensation Decisions

2012 Performance

Despite financial, economic, and budget uncertainties, we had a strong year financially and attained record levels for six key financial metrics:

•

sales

•

segment operating profit

•

segment operating margin

•

earnings per share

•

orders

•

backlog

2010–2012 Performance

Key financial metrics showed sustained growth when considered over the three-year period ended December 31, 2012.

Over the one- and three-year periods ended December 31, 2012, we provided better total returns to our stockholders than the market overall. During 2012, our TSR of 20% outperformed the S&P Aerospace and Defense (A&D) Index (15%) and the S&P 500 Index (16%). Over the three-year period ended December 31, 2012, we performed in line with the S&P A&D Index, while outperforming the S&P 500 Index.

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Compensation Decisions for our CEO and our Other Named Executive Officers

In 2012, target compensation for each pay element was established at the beginning of the year in a manner consistent with our overall compensation philosophy. The following table shows the target compensation for each of our NEOs and its relationship to the market rate we determined following the review of data from our comparator group of companies. In the chart below, the “Percentage of Market Rate” shows the compensation element as a percentage of the market rate target (with market rate being the 50th percentile of our comparator group). Mr. Stevens' base salary, for example, was 12% above the 50th percentile and his annual incentive target was 9% below the 50th percentile.

NEO	Years in Position as of December 31, 2011[2]	Base Salary			Annual Incentive		LTI[5]			Total Target Compensation
		Amount ($)		Percentage of Market Rate	Target	Target % as a Percentage of Market Rate[4]	Total LTI Target Economic Value ($)	LTI Target Economic Value as a Percentage of Market Rate[5]		Total Compensation ($)	As a Percentage of Market Rate
Mr. Stevens	7	1,800,000	[3]	112%	150%	91%	12,002,501	107%		16,502,501	107%
Mr. Tanner	4	765,500		95%	90%	86%	3,431,944	100%		4,886,394	96%
Ms. Hewson[1]	2	700,000		90%	90%	98%	2,926,192	100%		4,256,192	96%
Ms. Gooden	5	673,000		94%	90%	103%	2,417,800	100%		3,696,500	98%
Ms. Maguire	6	668,000		92%	90%	102%	2,525,008	102%	[6]	3,794,208	99%

(1)

Target compensation for Ms. Hewson reflects compensation and market rate for the position she held at the beginning of 2012 (Executive Vice President, Electronic Systems).

(2)

Rounded years in position as of December 31, 2011 (2012 compensation decisions were made in January 2012).

(3)

Mr. Stevens’ base salary has not changed since 2008. It is above-market for a number of reasons, including tenure, sustained high performance, and changes in management of the members of the comparator group which resulted in lower market rates.

(4)

Based on 2012 annual incentive compensation target as a percentage of base salary. The market rate for the annual incentive target was rounded up or down to 90%. This resulted in an actual annual incentive target slightly above the market target (Mss. Gooden and Maguire) and slightly below the market target (Mr. Stevens and Ms. Hewson). Mr. Tanner’s target was set at 90% to be consistent with the targets of the other executive vice presidents.

(5)

In 2012, the LTI market values were reduced by 5% to address burn rate and affordability concerns. The position to market shown is calculated as the LTI grant value divided by the adjusted LTI market value.

(6)

Above target rate was used to compensate Ms. Maguire for elimination of other benefits and perquisites.

Variable and Performance-Based Compensation

Annual Incentive

Compensation Element	What it is Designed to Reward	Why We Choose to Pay This Element and How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
Short-Term/Annual Incentive • The objective of an annual incentive bonus is to tie a portion of annual pay to performance against goals set at the beginning of the year

•

Organizational performance during the year against our publicly-disclosed financial guidance and other pre- established performance criteria

•

Individual performance during the year measured against identified goals

		• Competitive targets enable us to attract and retain top talent • Payout of award depends on individual and organizational performance and aligns pay to performance	Individual and Organizational • Financial • Strategic • Operational	Variable Performance- Related	Cash

Market-Based Targets – We assign bonus levels for NEOs expressed as a percentage of the NEO’s base salary. In 2012, the Compensation Committee concluded that the target percentage for each of the Executive Vice Presidents should be the same. Beginning in 2013, executive officer annual incentive targets will be set at the market rate (subject to rounding) for the position that each executive officer holds.

Role of Performance – The annual incentive target award is adjusted for both individual and organizational performance. For 2012 bonuses, the Compensation Committee assessed individual performance on a scale ranging from 0.00 to 1.30 and organizational performance on a scale ranging from 0.00 to 1.50. The potential higher or lower ratings for organizational performance reflect the importance we place on team performance and organizational results. No bonus was paid for an individual performance rating below 0.60 or below 0.50 on the organizational performance factor. A rating of 1.0 represented an assessment that objectives or expectations were met. Under the terms of our 2012 annual incentive program, the CEO’s bonus cannot exceed 0.3% of cash flow and the bonus for each of the other NEOs cannot exceed 0.2% of cash flow, and no individual bonus can exceed 195% of target.

Establishment of 2012 Goals – At its January 2012 meeting, the Compensation Committee approved corporate objectives for 2012 reflecting financial, strategic, and operational goals. These objectives serve as the corporate organizational goals for all participants as well as the individual goals for the CEO. The Compensation Committee used the guidance we disclosed publicly at the beginning of the year as our financial metrics. We believe this approach to setting the financial metrics for annual bonus purposes appropriately links compensation to our effectiveness in meeting our public commitments to our stockholders.

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For each of the NEOs (other than the CEO), the Compensation Committee establishes individual performance objectives in the first quarter of the year. For the business area NEOs, these objectives largely reflect the organizational goals for the business area. For functional area NEOs, individual objectives typically represent achievements important for the functional area that contribute to the success of the business areas.

Formula for Calculating 2012 Annual Bonus Award – We used the following formula to determine annual bonus awards for 2012:

Base Salary x Target % x Organizational Performance Rating x Individual Performance Rating

Because we multiply the organizational and individual performance factors together (a “multiplicative approach”), a zero rating on either factor results in no payment.

Assessment of Organizational Performance for 2012 Annual Incentive Award – In January 2013, the Compensation Committee assigned an organizational rating of 1.40 (on a scale of 0 to 1.50) for corporate performance. In making this assessment, the Compensation Committee considered the financial, strategic, and operational goals it established in January 2012 (with the following weightings: financial results 60%, strategic results 20%, and operational results 20%), and the resulting performance assessments set forth below.

	2012 Financial Goals Summary
	2012 Goal	2012 Actual	2012 Assessment
Sales	$45,000 – 46,000M	$47,182M	Exceeded Goal
Segment Operating Profit*	$5,025 – 5,125M	$5,583M	Exceeded Goal
Segment Operating Margin*	11.2%	11.8%	Exceeded Goal
Earnings Per Share	$7.70 – 7.90	$8.36	Exceeded Goal
Cash From Operations	$3,800M	$1,561M	$2.2B below goal after making discretionary pension contributions of $2.5B
ROIC*	≥14.5%	15.5%	Exceeded Goal
* See Appendix A for explanation of non-GAAP terms.

Contributions we make to our pension trust reduce the cash from operations that we report on our financial statements. For purposes of measuring performance against the cash from operations goal, our annual incentive plan authorizes us to include the amount of any discretionary contribution we make to our pension trust that we did not forecast in our long-range plan. When the 2012 discretionary pension contribution of $2.5 billion is included in our 2012 cash calculation, the result is an adjusted cash number for 2012 that exceeds the 2012 goal. We adjust cash in our annual incentive plan calculation so that the reduction in cash from operations that results from a discretionary pension contribution is not a factor in the decision as to whether to make the contribution.

Performance Rating (Financial)	1.40

Given the nature of the strategic and operational goals, the difficult contracting environment, and the increase in contractor challenges to contract award decisions, the Compensation Committee used its discretion to assess performance against these goals in reaching the following strategic and operational performance ratings.

2012 Strategic Goals Summary	Assessment Summary
• Identify growth markets outside our core business	• Exceeded goals for winning new programs and keeping existing programs sold
• Expand support for high priority programs	• Exceeded international sales goals
• Enhance enterprise risk management	• Developed adjacent market pipeline
• Enhance our supply chain	• Improved program advocacy and support
• Increase employee engagement	• Improved organizational health index reflected in employee survey
• Achieve staffing goals	• Used talent plan to fill 80% of positions
• Improved media coverage
• Enhanced enterprise risk management through inclusion in strategic planning and increased leader communications
• Increased pension funding
• Resolution of litigation
Performance Rating (Strategic)	1.40

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2012 Operational Goals Summary	Assessment Summary
• Successful execution of programs	• 100% mission success
• Continue to develop affordability and relevance initiatives	• Resolved program issues
• Continuously improve performance	• Achieved cost savings through affordability initiatives
• Assure supply chain performance	• Achieved program savings through supply chain activities
• Improve workplace safety	• Reduced number of suppliers with performance issues
• Centralize sustainability focus	• Achieved workplace safety goals
• Achieve 100% ethics awareness and compliance training	• Established sustainability office and published inaugural sustainability report
• Refresh and embed full spectrum leadership	• Achieved 100% ethics awareness and compliance
• Improved leadership excellence index as measured in our employee survey
• Failure to receive earned value management system certification at two sites
• Award fee shortfall
Performance Rating (Operational)	1.35

Applying the weighting of 60% financial performance, 20% strategic performance, and 20% operational performance resulted in a 2012 corporate performance score of 1.40 (rounded to nearest .05).

Goal	Score	Weighting	Result
Financial	1.40	X .60	0.84
Strategic	1.40	X .20	0.28
Operational	1.35	X .20	0.27
Score			1.40

Assessment of Individual Performance

The Compensation Committee used its discretion to evaluate the performance of each of our NEOs (other than the CEO) against their pre-established goals and assign individual performance ratings for their 2012 award. In the case of the CEO, whose individual performance rating initially was based on our organizational performance, the Compensation Committee used its discretion to evaluate the totality of Mr. Stevens’ performance and leadership during the year. The Compensation Committee concluded that the performance of each of the NEOs exceeded their commitments for the year and warranted individual performance ratings above the 1.0 target level. In making that determination, the Compensation Committee considered the following:

Executive	Performance Considerations
Mr. Stevens	• Performance against our 2012 financial, strategic, and operational goals
• Leadership during management transitions
• Industry leader on sequestration impact
Mr. Tanner	• Leadership of successful cash deployment strategy
• Record levels of financial performance
• Leadership of strong internal control environment and transparent financial disclosures
• Reduced corporate office overhead expenses for second consecutive year
• Supported seamless transition from four business areas to five
Ms. Hewson	• Electronic Systems significantly exceeded all financial commitments
• Electronic Systems’ superior operational performance; successful achievement of key performance milestones and major test events
• Electronic Systems achieved significant product, process, and infrastructure cost savings
• Strong focus on customer relationships and successful business expansion
• Successful restructure of Electronics Systems business area resulting in annual savings
Ms. Gooden	• IS&GS wins in key programs
• IS&GS developed and executed a strategy to develop cyber, health, and energy business opportunities
• IS&GS developed a strategy, established infrastructure, and assigned leaders in the three international focus countries to support its international growth
Ms. Maguire	• Space Systems’ exceptional performance with increased segment operating profit and segment operating margin levels and backlog
• Space Systems’ strong strategic positioning of core business with significant follow-on orders
• 100% mission success
• Led realignment of Space Systems organization with streamlined executive roster

Mr. Kubasik did not receive an annual incentive award.

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2013 Annual Incentive Changes

In January 2013, the Compensation Committee approved the following changes to our annual incentive program:

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Performance will be assessed using the following elements:

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Enterprise performance (0.00 – 1.30 rating)

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Business area/corporate headquarters performance (0.00 or 0.50 – 1.25 rating)

–

Individual performance (0.00 – 1.25 rating)

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Cap of 200% of target

Base Salary x Target % x Enterprise Performance Rating x Business Area/Corporate Headquarters Rating x Individual Performance Rating

No payment is made if performance on any element (enterprise, business area/organizational, or individual) falls below 0.50.

•

Enterprise and business area/corporate headquarters performance will each be based upon financial, strategic, and operational commitments, weighted 60%, 20%, and 20%, respectively. For corporate headquarters employees, the business area/corporate headquarters performance rating will be the average of the ratings for the five business areas subject to adjustment by the Compensation Committee of +/- .05 to take into account significant items.

•

Targets for individual performance will align to the market rate. The Compensation Committee reviewed the market data for the NEOs and approved a target level of 105% for Mr. Tanner; target level changes were not approved for Ms. Gooden and Ms. Maguire due to their announced retirements. The Compensation Committee did not change the 2013 target levels approved in 2012 for Ms. Hewson (175%) or for Mr. Stevens (150%).

For 2013, the Compensation Committee will use the following performance definitions which align with the Corporation’s non-executive performance management system as follows:

Factor	Performance Definitions
1.20 – 1.25 / 1.30	Results significantly exceeded all requirements and expectations
1.05 – 1.15	Results exceeded some requirements and expectations
1.00	Results achieved requirements and expectations
0.50 – 0.95	Results partially achieved some requirements and expectations
0.00	Results did not achieve requirements and expectations

The Compensation Committee adopted these parameters to establish the structure around which future annual incentive decisions would be made, to align participants to the performance of the overall enterprise, and to use financial performance as a core element of the rating. The Compensation Committee will retain discretion, including in choosing and approving metrics, assessing strategic, operational, and individual performance, and in applying the average business area performance factor to corporate headquarters employees.

Establishment of 2013 Annual Incentive Performance Goals

For 2013, the Compensation Committee approved key corporate commitments to be used in assessing Enterprise Performance:

•

Financial Commitments: Our financial commitments are established at the completion of our annual long-range planning process. This process includes reviews of the assumptions used by the business areas in generating their financial projections, such as industry trends and competitive assessments, current and future projected program performance levels, and the risks and opportunities surrounding these baseline assumptions. Business area financial projections are also compared against historical patterns of performance, and are independently assessed for reasonableness by our CFO’s Independent Cost Estimating (ICE) organization. The ICE organization uses the expertise it has developed through both evaluation of new business proposals and assessments of financial performance on existing contracts to provide an independent evaluation of the likelihood of our business areas achieving their financial projections.

The financial commitments we use as our annual incentive performance goals are identical to our long-range plan commitments, and are consistent with the ranges we provided as public guidance in our year-end earnings release. These commitments are set forth below.

2013 Commitments
Sales	$44,500 – $46,000M
Segment Operating Profit*	$5,175 – $5,325M
Cash From Operations**	≥$4,000M
* See Appendix A for explanation of non-GAAP terms. ** Before Discretionary Pension Contributions

We did not provide guidance on orders as part of our year-end earnings release; however, we did indicate that year-end 2013 backlog is expected to be approximately $80 billion. Consistent with that expectation and our financial commitment as to the level of 2013 sales, we anticipate a range of orders for 2013 of $41,750 - $43,250 million. The Compensation Committee approved a commitment for orders that is consistent with this range of outcomes.

Our long-range plan values for orders, sales, segment operating profit, and adjusted cash from operations become the target level (1.0 rating) for each of these metrics. We established maximum (1.3 rating) and minimum payout levels (0.5 rating) around these targets based on a review of historical performance against long-range plan commitments for each of the four annual incentive performance goal metrics. We used straight line interpolation between target and both maximum and minimum historical performance levels. In all cases, payouts deteriorate more rapidly as we move from target level to the minimum payout level compared to the level of increase as we move from target level to maximum payout level. This asymmetry reflects the importance we place on meeting our financial goals.

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•

Strategic Commitments:

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Meet all corporate focus program objectives for 2013 and drive new business capture through winning new business, maintaining all follow-on program value, and maximizing international and adjacent market opportunities

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Identify growth areas outside the core business and position the corporation for successful entry and sustainable returns in these areas

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Embed our workforce planning strategies to define the capabilities needed for today and tomorrow, delivering an integrated talent management strategy that reinforces our culture of leadership and performance

•

Operational Commitments:

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Perform successfully (achieve “mission success”) on identified critical events

–

Have no red programs

Similar financial, strategic, and operational goals were established by each business area based on the programs in their respective portfolios.

Strategic and operational performance assessments are inherently different than financial performance assessments. To the extent there are objective metrics for our strategic and operational commitments, the Compensation Committee intends to use as a reference point for its assessment, past levels of performance to identify the top and bottom of the performance rating range as well as the expected target level but will also take into account qualitative considerations and circumstances that could not be forecasted reliably and use discretion where appropriate to evaluate the level of performance.

Because uncertainty existed at the time the commitments were established and continues as to whether an agreement will be reached on sequestration or other budget cuts intended to replace sequestration, our public guidance relating to our 2013 financial outlook and the related financial commitments as well as the commitment for orders established under our 2013 annual incentive program do not take into account the changes in our results that could occur from sequestration. In evaluating individual performance and the performance against strategic and operational commitments, the Compensation Committee retains discretion to consider all relevant factors, which would include its evaluation of how the Corporation responded to the challenges of sequestration or other budget cuts to replace sequestration, subject to the limitations on payments contained in the annual incentive plan.

For the CEO, the enterprise goals will also serve as the CEO’s individual goals for 2013 (subject to the Compensation Committee’s consideration of any other relevant factors); likewise the organizational goals established for each business area will serve as the individual performance goals for the Executive Vice President in charge of the respective business area. The Compensation Committee approved individual commitments for the Executive Chairman based on the terms of his Transition Retirement Agreement (see page 41).

Long-Term Incentive Compensation

After determining the economic value target for each of our NEOs, consistent with our past practices and plan limitations, the overall long-term incentive award was allocated to approximate the following percentages:

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Stock Option Grants

Long-Term Incentives	What it is Designed to Reward	Why We Choose to Pay This Element and How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
Stock Options • The objective of stock options is to provide compensation equal to the increase in stock price and align executive interests with stockholder interests	• Increase in stock price • Retention	• Value dependent on price of our stock; no value unless the stock price increases • Three-year graded vesting supports retention	Organizational	Variable Performance- Related	Equity

As a general matter, stock option grant sizes are calculated by multiplying the overall target LTI economic value determined as noted above by the weighting assigned to the stock options element (30% in 2012) and dividing the result by the value of a single option, determined under the Black-Scholes methodology applying the same assumptions used for recognizing expense in our audited financial statements. These assumptions are set out in Note 11 to our financial statements contained in our 2012 Annual Report. In 2012, the grant date fair value was $10.57 for each stock option. As such, the formula (excluding rounding) for determining the number of stock options awarded to a NEO was:

LTI Economic Value x 30%	= number of stock options
$10.57

In response to feedback we received in previous years, vesting of our CEO’s 2012 stock option grant also was made dependent on performance conditions. Under the stock option agreement with Mr. Stevens, 50% of his stock options were forfeitable if the Corporation did not achieve its publicly disclosed goal of generating at least $3.8 billion in adjusted cash from operations in 2012 (without taking into account discretionary pension contributions) and 50% were forfeitable if the Corporation did not achieve ROIC of at least 14.5% in 2012. These performance metrics were taken from our 2012 long-range plan. Both requirements were satisfied and no forfeiture occurred.

In response to feedback we received from a number of significant investors to reduce our burn rate, we will not grant stock options in 2013.

Restricted Stock Unit Grants

Long-Term Incentives	What it is Designed to Reward	Why We Choose to Pay This Element and How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
RSUs • The objective of RSUs is to provide compensation that aligns executive interests with stockholder interests through fluctuation in stock price	• Increase in stock price • Retention	• Although RSUs typically have value, the value increases or decreases as stock price increases or decreases • Three-year cliff vesting supports retention	Organizational	Variable Performance- Related	Equity

As a general matter, RSU grants are calculated by multiplying the overall target LTI economic value by the weighting assigned to the RSU element (30% in 2012) and dividing the result by the value of a single RSU, determined using the estimated grant date fair value. The 2012 RSU fair value on the date of grant was $81.93. As such, the formula (excluding rounding) for determining the number of RSUs awarded to a NEO was:

LTI Economic Value x 30%	= number of RSUs
$81.93

To further link RSUs to organizational performance, all RSUs awarded to NEOs in 2012 were subject to forfeiture to the extent the grant date value of the RSUs exceeded 0.2% of 2012 adjusted cash from operations in the case of the CEO and 0.1% in the case of each of the other NEOs. These performance requirements were satisfied and no forfeiture occurred.

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Cash-Based LTIP Awards

Long-Term Incentives	What it is Designed to Reward	Why We Choose to Pay This Element and How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
Long-Term Incentive Performance Awards (LTIP) • The objective of LTIP is to pay compensation to the extent that long-term value-driving objectives are achieved	• Performance relative to other companies as measured by TSR • Meeting or exceeding ROIC goal • Meeting or exceeding cash generation goal • Retention	• Focus executives on metrics important to our stockholders • Three-year performance period and cliff vesting supports retention	Organizational • Relative TSR (50%) • ROIC (25%) • Adjusted Cash (25%)	Variable Performance-Related	Cash

As a general matter, LTIP grants are calculated by multiplying the overall target LTI economic value by the weighting assigned to the LTIP element (40% in 2012). As such, the formula (excluding rounding) for determining the value of LTI attributed to LTIP for each NEO was:

LTI Economic Value x 40%

Each NEO’s LTIP target is determined at the beginning of the three-year performance period and the actual payout at the end of the period is calculated based on our performance measured against three financial metrics: relative TSR, ROIC, and adjusted cash from operations. The Compensation Committee has used these financial metrics because, in the case of TSR, it is directly tied to total stockholder return over the period, and in the case of ROIC and adjusted cash from operations, these measures are correlated to the long-term stock price performance and are related to our overall quality of our earnings. Payouts can range from 0% (no payout) to 200% (maximum) of the applicable target.

For the 2012-2014 LTIP grants, in the case of our CEO, the Compensation Committee imposed a one-year mandatory deferral on the grant in the event and to the extent the total award ultimately exceeds $10 million to comply with an annual limit on cash awards under our long-term incentive plan.

Assessment of 2010-2012 Corporate Performance for LTIP Award

The cash-based LTIP award for the 2010-2012 performance period measured corporate performance from January 1, 2010 through December 31, 2012, against financial goals established in January 2010. Since the award calculation is formulaic, neither the Compensation Committee nor management had any authority to adjust the final award. The final payout factor was calculated as follows:

	Goal	Result	Performance Factor	Weight of Performance Factor	Weighted Payout Factor
Total Stockholder Return	Relative to TSR of S&P Industrials Index Companies	38.7 (53rd Percentile)%	117%	50%	58.5%
Adjusted Cash From Operations*	$10.0B	$10.9B	194%	25%	48.5%
ROIC*	16.0%	16.3%	175%	25%	43.8%
Total Payout Factor as a % of Target					150.8%
* See Appendix A for explanation of non-GAAP terms.

2013 LTI Grants

The following summary shows the breakdown for the CEO, the CFO, and the business area executive vice presidents of our 2013-2015 long-term incentive awards between equity-based RSUs and PSUs as well as cash-based LTIP and summarizes a number of the other principal terms of the awards.

	% of Total LTI	Form	Principal Terms of Awards
RSUs	30	Equity	Grant Date Value cannot exceed • CEO - 0.2% of 2013 Adjusted Cash From Operations* • Other Elected Officers - 0.1% of 2013 Adjusted Cash From Operations*
LTIP	20	Cash

Minimum, target and maximum award levels based on relative TSR (50%), ROIC* (25%), and Adjusted Cash From Operations* (25%). ROIC* and Adjusted Cash From Operations* targets represent the amounts reflected in the Corporation’s long-range plan for the three-year performance period. Payout is capped at 200% of target.

PSU	50	Equity

Minimum, target and maximum award levels based on relative TSR (50%), ROIC* (25%), and Adjusted Cash From Operations* (25%). ROIC* and Adjusted Cash From Operations* targets represent the amounts reflected in the long-range plan for the three-year performance period. Payout is capped at 200% of target shares.

The PSUs are also subject to the following additional caps:

•

100% cap on PSU component measured by relative TSR if TSR is negative

•

400% cap on value of PSU shares at time of payout

* See Appendix A for explanation of non-GAAP terms.

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In making its determinations about the appropriate level of equity grants for 2013—including the determination to grant PSUs instead of stock options—the Compensation Committee took into consideration a variety of factors, including the number of awards outstanding and shares remaining available for issuance under the Corporation's equity incentive plans, the number of shares that would be issued under contemplated awards over the range of potential performance achievement, the total number of the Corporation's outstanding shares, and the resulting implications for stockholder dilution and the equity compensation program burn rate. The Compensation Committee believes that the Corporation's equity compensation program appropriately balances its objectives with those considerations.

Setting Goals For LTI (LTIP and PSUs)

We followed the same approach in setting the goals for adjusted cash from operations and ROIC for the LTIP and PSU grants as we used in developing our annual incentive performance goals. Our long-range planning process is used to establish the target, or 100% level of payment. In setting minimum and maximum levels of payment, we reviewed historical levels of performance against long-range plan commitments, and conducted sensitivity analyses on alternative outcomes focused on identifying likely maximum and minimum boundary performance levels. Levels between 100% and the minimum and maximum levels were derived using linear interpolation between the minimum and maximum levels. As with our annual incentive performance goals, LTIP and PSU payouts deteriorate more rapidly as we move from target level to the minimum payout level than they increase as we move from target level to maximum payout level. This asymmetry reflects the importance we place on meeting our financial commitments.

The goals established by the Compensation Committee for ROIC and adjusted cash from operations for the 2012 RSUs and the 2012-2014 LTIP were lower than the corresponding goals for the 2011-2013 period. This reduction was not a lessening of the difficulty of achieving the targets but rather was intended to keep the level of difficulty constant in an increasingly challenging global economic environment where government spending levels are under pressure. The goals as approved were intended to take into account these economic and industry trends, appropriate opportunities for exceptional performance and minimize incentives for imprudent risk taking that could result from unrealistic goals.

Because uncertainty existed at the time the goals were established and continues as to whether an agreement will be reached on sequestration or other budget cuts intended to replace sequestration, we did not forecast the specific effects of sequestration in our three-year, long-range plan or LTI goals. Depending upon the ultimate outcome of these initiatives, sequestration is likely to have the effect of making it more difficult for our executives to realize value from these arrangements for each of the open performance periods. The Compensation Committee does not have discretion to adjust LTIP and PSU targets or RSU performance requirements.

Fixed Elements of Compensation

Base Salary

Compensation Element	What it is Designed to Reward	Why We Choose to Pay This Element and How it Aligns With Our Objectives	Performance Measured	Fixed or Variable/ Performance- Related	Cash or Equity
Base Salary • The objective of base salary is to provide a competitive rate of pay

•

Sustained high level of performance

•

Demonstrated success in meeting or exceeding key financial and other business objectives

•

Highly developed skills and abilities critical to success of the business

•

Experience and time in position

		• Competitive base salaries enable us to attract and retain top talent • Merit-based salary increases align pay to performance	Individual	Fixed Merit increases are Performance-Related Market adjustments may be applied to align base salary to the market	Cash

Base salaries are reviewed annually and may be increased to reflect the executive’s individual contribution to business results and/or adjusted to align more appropriately with market. In establishing base salary for each NEO, we determined the market rate using comparator group company data and then evaluated whether the market value should be adjusted up or down based on differences in the scope of the NEO’s position as compared to the industry and the comparator group companies generally. The Compensation Committee positions an executive’s base salary relative to the market rate based upon years of service, experience, performance, and critical skills. For example, Mr. Stevens’ base salary has not changed since 2008—his base salary reflects our previous pay practices, time in position, and performance over the entire period during which he served as our CEO. In the case of Ms. Hewson, since it was anticipated in November 2012 when she was elected President and COO that she would hold that position only until January 1, 2013, the Compensation Committee and the Board established her base salary at the same level as her predecessor. See discussion of 2012 compensation decisions relating to Ms. Hewson on page 41.

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Indirect Elements of Executive Compensation

In addition to base salary and annual and long-term incentive compensation, we offer a number of other compensatory arrangements to our executive officers. These indirect elements of executive compensation are not performance based and are offered as part of the overall compensation packages to ensure that the package is competitive with the other companies with which we compete for talent.

Set forth below is a summary of the principal indirect elements of compensation earned by our NEOs.

•

Benefits – Our NEOs are eligible for savings, pension, medical, and life insurance benefits under the plans available to salaried, non-union employees. We also make available supplemental pension and savings plans to employees (including the NEOs) to make up for benefits that otherwise would be unavailable due to Internal Revenue Service (“IRS”) limits on qualified plans. These plans are restorative and do not provide an enhanced benefit. We also offer a plan for the deferral of short-term and long-term incentive compensation, which allows our executives to defer all of their incentive compensation as part of their overall financial planning. All NEOs are eligible for four weeks of vacation.

•

Perquisites and Security – We provide limited perquisites as a recruiting and retention tool and to ensure the health and safety of our key executives. The perquisites provided to NEOs for 2012 are described in footnotes to the Summary Compensation Table located on page 51. For security reasons, our Board directed our CEO and our COO to use the corporate aircraft for personal travel. As an additional element of our security program, we provide home security to certain executives. We believe this approach is consistent with security generally provided to corporate executives in public companies in our industry.

We also have a corporate policy to provide any employee who is the subject of a credible and specific threat on account of his or her employment at the Corporation with security that is appropriate to the nature and extent of the threat. The Board believes it is important to provide this protection due to the nature of our defense business and because it believes that an employee should not be placed at personal risk due to his or her association with the Corporation’s business. In the event of a threat to an executive officer, the Classified Business and Security Committee reviews and approves the security recommended by our Chief Security Officer. We believe that providing personal security in response to threats arising out of employment by the Corporation is business-related.

•

Tax Assistance – We do not have agreements or severance arrangements that provide tax assistance for excise taxes imposed as a result of a change in control. We provided tax assistance in 2012 for taxable business association expenses, security expenses, and travel expenses for a family member accompanying a NEO for a business reason. These items are reported in the “All Other Compensation” column of our Summary Compensation Table on page 49 and are further identified in the chart included in the footnote to that table on page 52. The IRS requires that the executive pay income tax for these items even though the executive receives no cash in connection with the item. We believe the items for which we provide tax assistance are business-related and the associated tax liability imposed on the executive would not have been incurred had they not been business-related.

Management Transition Compensation Actions

Appointment of Marillyn A. Hewson as President and Chief Operating Officer in November 2012 and Chief Executive Officer in January 2013

Immediately after the resignation of Christopher E. Kubasik, the Board elected Marillyn A. Hewson as President and COO. Following her election, the Compensation Committee recommended and the Board approved an increase in Ms. Hewson’s annual base salary from $700,000 to $1,100,000 and an increase in her target annual incentive percentage from 90% to 125%. Both changes were effective November 9, 2012. The new base salary and target percentage were at the same level as previously approved for Mr. Kubasik. The change in Ms. Hewson’s annual incentive target applied only to the portion of 2012 in which she served as President and COO. As a result, her annual incentive bonus for 2012 service was pro-rated so that approximately ten months were based on her original target rate of 90% as Executive Vice President of Electronic Systems and approximately two months were based on the new target rate of 125% as President and COO. Consistent with the plan terms, Ms. Hewson’s annual incentive bonus for 2012 was calculated using her base salary in effect on December 1, 2012.

The Compensation Committee also recommended and the Board approved a second increase in Ms. Hewson’s base salary to $1,375,000 and target annual incentive percentage to 175%. This increase was effective January 1, 2013, the date on which Ms. Hewson became CEO and President. The Compensation Committee based its decision for her 2013 compensation on its previously summarized pay philosophy that a newly promoted executive should be paid a base salary equal to 85% of the market-rate base salary for comparable positions with our comparator group of companies and an annual incentive target equal to 100% of the market-rate target percentage within the comparator group.

Compensation for the Executive Chairman and Strategic Advisor to the CEO in 2013

During 2012, the Corporation disclosed that Mr. Stevens intended to step down at the end of the year as CEO, but had indicated a willingness, subject to election by the Board and our stockholders, to remain Chairman of the Board through December 31, 2013. Following the resignation of Mr. Kubasik, the Board elected Mr. Stevens to serve as Executive Chairman, effective January 1, 2013. In addition, Mr. Stevens agreed to remain an employee in the position of Strategic Advisor to the CEO through February 28, 2014, which represented an expansion of the transition role that originally was contemplated by the Board and Mr. Stevens.

In November 2012, the Compensation Committee recommended and the Board approved a transition agreement with Mr. Stevens that specified, among other things, the services to be provided by Mr. Stevens as Strategic Advisor to the CEO and the compensation to be paid to him for those services. Pursuant to the transition agreement, as Strategic Advisor to the CEO, Mr. Stevens:

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Assists in the transition of management responsibilities over the day-to-day operation of the Corporation to Ms. Hewson;

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Provides counsel to Ms. Hewson on a variety of historical, strategic, and policy issues;

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Supports the transition of responsibilities for the management of the Corporation to Ms. Hewson by facilitating introductions and establishing relationships with customers, members of Congress, investors, and other stakeholders;

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•

Represents the Corporation in a number of forums regarding issues facing the aerospace and defense industry; and

•

Performs other duties at the request of the Board or Ms. Hewson, including customer and congressional outreach and strategic and talent development.

Mr. Stevens will receive the following compensation for his services as Strategic Advisor to the CEO in 2013:

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Annual base salary of $1.8 million;

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Eligibility for an annual incentive bonus target of 150%;

•

Payment, if any, earned under his 2011-2013 LTIP grant; and

•

Continued participation in employee benefit plans such as 401(k), pension, and insurance.

For January and February 2014, as Strategic Advisor Mr. Stevens will receive:

•

Base salary of $100,000 per month or $200,000 in the aggregate;

•

Payment, if any, earned under the 2012-2014 LTIP (prorated to reflect service for only 26 months of the three-year cycle); and

•

Continued participation in employee benefit plans such as 401(k), pension, and insurance.

The transition agreement provides for a lower rate of pay in 2014 because it is anticipated that the transition will be substantially completed in 2013 and, as a result, Mr. Stevens will have a more limited role in 2014. The transition agreement further provides that, if Mr. Stevens is still an employee of the Corporation on February 28, 2014, in lieu of receiving equity grants for his service in 2013, the Corporation will pay him $2 million, contingent upon execution of a three-year non-competition agreement pursuant to which Mr. Stevens will agree that he will not accept employment from companies that the Corporation designates as competitors or interfere with, disrupt, or attempt to disrupt the relationship, contractual or otherwise, between the Corporation and any customer, supplier, or employee. It is anticipated that the contemplated non-competition agreement will apply to more companies than Mr. Stevens’ existing non-competition agreements.

Through December 31, 2014, Mr. Stevens will be eligible under the transition agreement for an executive physical, office and technical and administrative support, and business and professional subscriptions. The transition agreement states that the Compensation Committee will re-evaluate on an annual basis any continuation of office support and subscriptions after December 31, 2014. Mr. Stevens also is authorized under the transition agreement to use a corporate aircraft for business and personal use through December 31, 2014. In addition, the Corporation will provide Mr. Stevens with personal security through December 31, 2014; thereafter, personal security will be based upon an assessment of the degree to which Mr. Stevens continues to be associated with the Corporation and the assessed level of risk. To the extent that the personal security is taxable, the Corporation will provide tax assistance.

In determining the compensation for Mr. Stevens’ service as Strategic Advisor for 2013 and 2014 and approving the transition agreement, the Compensation Committee considered a variety of factors and input from its independent consultant and concluded that the level of compensation was appropriate. In particular, the Compensation Committee considered that:

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The services to be performed by Mr. Stevens as Strategic Advisor will provide value to the Corporation in the management transition and in maintaining ongoing relationships with customers, Congress, investors, and other stakeholders;

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Mr. Stevens’ role in the transition of management of the Corporation will require a time commitment significantly beyond that normally associated with service as Chairman of the Board;

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Mr. Stevens is uniquely qualified to provide the services contemplated due to his knowledge of the Corporation and its customers, investors, and other stakeholders;

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The compensation represents a reduction in compensation from prior years due to the decision not to provide long-term incentive grants for 2013 or 2014;

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Based on a review by the Compensation Committee’s independent consultant of the proposed compensation relative to other publicly reported compensation levels, the compensation to be paid to Mr. Stevens is consistent with compensation publicly reported by other companies as paid in similar circumstances; and

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Consistent with its policy of not providing board fees to employee directors, Mr. Stevens will not receive a director or chairman fee for his services as Executive Chairman of the Board.

Separation Agreement for Christopher E. Kubasik

In connection with his resignation, the Corporation and Mr. Kubasik entered into a separation agreement pursuant to which the Corporation agreed to pay Mr. Kubasik $3.5 million as a separation payment. As a result of his resignation, Mr. Kubasik did not receive a separate bonus for 2012 under the Corporation’s annual incentive plan. He forfeited all unvested RSUs, stock options, and LTIP awards.

The Corporation entered into the separation agreement with Mr. Kubasik after reviewing actions taken by other companies in similar situations and concluding that it was in the best interest of the Corporation to reach a negotiated settlement with Mr. Kubasik concerning the terms of his exit from the Corporation. The principal factors supporting the conclusion reached by the Board were:

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The elimination of the risk of protracted litigation over his exit;

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The ability to secure a release of claims by Mr. Kubasik;

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The reaffirmation of his non-competition, non-solicitation, proprietary information, non-disparagement, and cooperation obligations to the Corporation;

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The fact that the amount paid was substantially less than amounts paid by other companies in similar situations (which in some instances was tens of millions of dollars and included accelerated vesting of LTI awards); and

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The desire to reach a prompt and comprehensive settlement.

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Compensation Philosophy

Market-Rate Target Compensation with Compensation Earned Based on Performance and Increases in Equity Value

As a starting point, for each of the principal elements of executive compensation we define the “market rate” as the size-adjusted 50th percentile of the comparator group of companies we have identified for compensation purposes. We then in limited circumstances may adjust this market rate of compensation to reflect differences in an executive’s job scope relative to the industry or the comparator group of companies. The target level of compensation we assign to an executive is determined based on a variety of factors including knowledge, skills, performance, or tenure in position. Actual incentive compensation earned by executives is either above or below the target level we set for each executive based on our performance against pre-established goals and our relative TSR—performance in excess of the target goals results in above-target payments and performance below the target goals results in below-target payments or no payment. To further support the Corporation’s long-term success and the achievement of sustainable long-term total return to our stockholders, we have structured the various elements of executive compensation and the mix of those elements in a way that the Compensation Committee and the Board believe are consistent with good corporate governance practices.

How We Select the Comparator Group of Companies for Market-Rate Purposes and for Performance Purposes

Companies for Market-Rate Determination

To establish the market rate for each of the principal elements of compensation, we select a group of publicly-traded companies (our comparator group) to identify market values for all pay elements. Because the number of comparable companies with our revenue level is not extensive, we include companies in our comparator group based on a number of factors, including:

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Similarity in size (revenue), which is a high correlative factor in determining pay—generally between one-half and two times our annual revenue.

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Participation in the Aon Hewitt executive compensation survey (our primary source for data in making market comparison)—enables us to obtain reliable data for market comparisons.

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Industrial companies and, to the extent possible, companies that compete in the aerospace and defense industry—enables comparison with companies that face similar overall labor costs.

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Companies that are included in the executive talent pool we consider—competitive conditions and a limited universe of comparably sized aerospace and defense companies require us to recruit outside the core aerospace and defense companies and to recruit from a broad range of disciplines (for example, finance, human resources, supply chain management) to obtain individuals with a broad range of skills that are transferable across industries.

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Companies with comparable executive officer positions or management structures—enables more appropriate compensation comparisons.

We do not consider market capitalization in selecting our comparator group because market capitalization can change quickly as industries and companies go in and out of favor as investments and as companies restructure. Furthermore, market capitalization may not reflect the complexity of the business and may be more reflective of future expectations about a particular company’s growth potential rather than its actual financial performance or complexity.

The data presented to and considered by the Compensation Committee regarding the level of compensation at the Corporation's comparator group of peer companies was developed from the proprietary results of the Aon Hewitt executive compensation survey in which all of the comparator group companies participate.

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At the beginning of 2012, based on the objectives and criteria summarized above, we selected the following companies as our comparator group for purposes of establishing market-rate compensation for each of the principal elements of our compensation program:

Company	Comparator Group Rationale
	A&D Industry	Similarity (size, revenue, geographic presence, business model)	Comparable Executive Officer Positions (scope, responsibilities)	Participation in Executive Compensation Survey
3M Company
The Boeing Company
Caterpillar Inc.
Cisco Systems, Inc.
Deere & Company
The Dow Chemical Company
E. I. du Pont de Nemours & Company
FedEx Corporation
General Dynamics Corporation
Honeywell International Inc.
Intel Corporation
International Paper Company
Johnson Controls, Inc.
Merck & Co., Inc.
Northrop Grumman Corporation
Raytheon Company
United Parcel Service, Inc.
United Technologies Corporation
Valero Energy Corporation

Our 2011 revenue represented the 57th percentile of our comparator group. To further account for differences in the size of the companies making up our comparator group, management’s compensation consultant, Aon Hewitt, conducted a regression analysis (a statistical technique that adjusts the compensation data for differences in our comparator group company revenues) thereby allowing comparison of compensation levels to similarly sized companies. Valero Energy Corporation and Merck & Co., Inc. ceased participation in the executive compensation surveys available to us and will not be included in our comparator group for 2013 compensation decisions.

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Companies for TSR Performance Evaluation

Because the comparator group of companies that we use for purposes of establishing a market rate for specific elements of compensation includes companies in different industries and TSR can vary significantly by industry sector, we use a different group of companies for purposes of determining our relative TSR for LTI performance measurement.

At the beginning of 2012, for the 2012-2014 performance period under the Corporation’s LTIP, we selected the following companies which comprise the S&P Aerospace & Defense Index as our comparator group for purposes of relative TSR performance measurement. We will use the same group for the 2013-2015 LTIP and PSU awards.

Company	TSR Comparator Group Rationale
	S&P A&D Company	Similarity of Business Products	Stock Correlation
The Boeing Company
General Dynamics Corporation
Goodrich Corporation (acquired by United Technologies in 2013)
Honeywell International Inc.
L3 Communications Holdings, Inc.
Northrop Grumman Corporation
Precision Castparts Corp.
Raytheon Company
Rockwell Collins, Inc.
Textron Inc.
United Technologies Corporation

How We Allocate Compensation Opportunities

Policy for Allocating Between Fixed and Variable Compensation

We believe that, to the maximum extent possible, the compensation opportunities of our executives should be variable and the variable elements of the compensation package should tie to the Corporation’s long-term success and the achievement of sustainable long-term total return to our stockholders.

The following chart shows the allocation of the 2012 compensation of our CEO between variable and fixed compensation.

Policy for Allocating Between Short- and Long-Term Compensation

We believe that the mix between short-term and long-term compensation should be balanced and be derived from the market rate. Linking both our cash-based and our equity-based long-term incentives to three-year performance and vesting periods allows the Corporation indirectly to tie the value realized by our executives to longer-term sustained levels of performance and better aligns with stockholders’ interests.

The following chart shows the allocation of the 2012 compensation of our CEO between long-term and short-term compensation.

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Policy for Allocating Between Cash Compensation and Equity Incentives

Equity compensation creates an identity of interest between executives and our stockholders and we, therefore, seek to maximize the portion of our compensation opportunities that is available in the form of equity incentives. Since the base salary and annual incentive compensation elements of compensation are paid in cash consistent with the practices of our comparator group of companies, we rely on the long-term incentive compensation element to provide the equity incentive component of our compensation package. Subject to the constraints of our long-term incentive plans and the desires of the Compensation Committee and the Board not to create excessive dilution to our stockholders, after giving consideration to the mix of cash and equity compensation paid by our comparator group of companies, we seek to pay the majority of our long-term incentive compensation in the form of equity incentives.

The following chart shows the allocation of the 2012 compensation of our CEO between equity and cash incentives based on the value we attributed to the equity grants for compensation purposes.

Consideration of Internal Pay Equity

Consistent with its past practice, at its January 2012 and 2013 meetings, the Compensation Committee reviewed the pay relationship of the NEOs. This material was presented to the Compensation Committee by the independent compensation consultant at the time. Because the principal elements of our compensation program are based on the market rate, our internal pay equity reflects the relative pay of our comparator group of companies.

Compensation and Risk

At the Compensation Committee’s request, Steven Hall & Partners (“Steven Hall”), its independent compensation consultant prior to June 2012, performed a compensation risk assessment and reported to the Compensation Committee at its January 2012 meeting that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Corporation.

Also at the Compensation Committee’s request, Meridian Compensation Partners, LLC (“Meridian”) performed an assessment of the changes to the 2013 compensation programs and reported to the Compensation Committee at the January 2013 meeting that the changes do not create risks that are reasonably likely to have a material adverse effect on the Corporation.

Our Decision-Making Process

To implement the Corporation’s compensation philosophy and to ensure that all information relevant to individual compensation decisions is taken into account, the Compensation Committee seeks input from our CEO and other members of our management team as well as input and advice from the independent compensation consultant it has retained for this purpose.

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The following summary sets forth the responsibilities of various parties in connection with the implementation of our compensation program:

Responsibilities
Compensation Committee: Anne Stevens, Chair Rosalind G. Brewer David B. Burritt Douglas H. McCorkindale

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Reviews and approves corporate goals and objectives relevant to the CEO’s compensation.

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Evaluates the performance of the CEO and each NEO against specified objectives.

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Recommends to the Board the compensation of the CEO and each NEO’s compensation level.

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Approves performance goals for annual and long-term incentive compensation.

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Reviews proposed candidates for senior executive positions and recommends their compensation to the Board.

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Approves equity and other long-term incentive grants. This authority resides solely in the Compensation Committee (subject to ratification by the Board) and has not been delegated to any member of management.

Independent Members of Board of Directors	• Reviews and approves the compensation of the CEO and each of his or her direct reports, including the NEOs. • Reviews with management the succession plan and executive talent pool at least annually.
Independent Compensation Consultant: Meridian Compensation Partners, LLC

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Provides input to the Compensation Committee’s decision making on executive compensation matters in light of the Corporation’s business strategy, pay philosophy, prevailing market practices, stockholder interests, and relevant regulatory mandates.

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Provides advice on executive pay philosophy and relevant peer groups.

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Provides design advice for short-term and long-term incentive vehicles and other compensation and benefit programs, to meet our objectives.

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Provides input to and interprets the results of, or conducts, competitive market studies as background against which the Compensation Committee can consider CEO and senior management compensation.

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Reviews and provides an independent assessment of the data and materials presented by management to the Compensation Committee.

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Participates in Compensation Committee meetings as requested and communicates with the Chair of the Compensation Committee between meetings.

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Apprises the Compensation Committee about emerging best practices and changes in the regulatory and corporate governance environment.

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Reviews the CD&A and provides input to the Compensation Committee.

Management

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The CEO reviews and approves corporate goals and objectives and provides feedback on compensation and performance of the other NEOs and other senior management.

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The Executive Vice President and CFO develops, for consideration and approval by the Compensation Committee, internal financial goals for both our annual and LTI programs, which are reviewed by the CEO before presentation to the Compensation Committee.

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The Senior Vice President, Human Resources (“SVP HR”), presents a schedule with a market rate for each compensation element (base salary, annual bonus, and long-term incentives) and consults with the CEO on recommended compensation for senior executives. The SVP HR does not recommend a specific amount of compensation for the CEO.

Management’s Compensation Consultant: Aon Hewitt

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Provides management with market data and compensation practices from our comparator group.

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Performs market research and other analyses to assist management in making plan design recommendations to the Compensation Committee and the Board.

Our Use of Independent Compensation Consultants

The Compensation Committee believes that an independent compensation consultant can provide important information about market practices, the types and amounts of compensation offered to executives generally, and the role of corporate governance considerations in making compensation decisions. The Compensation Committee’s charter authorizes it to retain any outside advisors that it believes are appropriate to assist in evaluating executive compensation.

Prior to June 2012, Steven Hall had served as independent consultant to the Compensation Committee and reported directly to the Compensation Committee. In June 2012, the Compensation Committee decided not to continue its relationship with Steven Hall and instead retained Meridian. The change in compensation consultants was part of our broader effort to develop another perspective on the Corporation's compensation programs in light of the 68% favorable stockholder response to our 2011 and 2012 advisory Say-on-Pay votes which was lower than the average favorable vote in the S&P 500. Meridian's retention by the Compensation Committee was not due to a disagreement with Steven Hall over its advice or other services. Meridian reports directly to the Compensation Committee.

In connection with its retention of Meridian, the Compensation Committee considered the following factors in assessing Meridian’s independence:

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Meridian was not performing other services for the Corporation.

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The compensation paid to Meridian is less than 2% of Meridian’s revenues.

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Meridian has client information, business ethics, and insider trading and stock ownership policies, which are designed to avoid conflicts of interest.

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Meridian employees supporting the engagement do not own Lockheed Martin stock.

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Meridian employees supporting the engagement have no business or personal relationships with members of the Compensation Committee or with any Lockheed Martin executive officer.

In connection with its engagement of Meridian, the Compensation Committee also noted and considered the fact that, in early 2012 prior to its engagement by the Compensation Committee, Meridian had been requested by management to provide specified market information from publicly available sources regarding the compensation of boards of directors. Meridian was not asked to provide, and did not provide, any recommendation for modifying the Board’s compensation or any other advice to management or the Board in that regard.

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At the time it hired Meridian, the Compensation Committee concluded that Meridian was independent. The Committee had previously received information on Steven Hall from which it had concluded that Steven Hall also was independent.

The nature and scope of both Steven Hall’s and Meridian’s engagement were determined by the Compensation Committee and were not limited in any way by management. The consultants were hired to support the Compensation Committee’s work by providing advice and counsel on each of the principal elements of compensation, evaluating the Corporation’s approach to establishing appropriate target levels for each of these elements of compensation, and providing input on any other compensation-related matters or corporate governance considerations they believed were appropriate under the circumstances.

Other Corporate Governance Considerations in Compensation

Tax Deductibility of Executive Compensation

The Corporation’s tax deduction for compensation paid to each of the NEOs who are subject to the compensation deduction limits of Section 162(m) of the Internal Revenue Code is capped at $1 million. Section 162(m) provides an exemption from the $1 million cap for compensation qualifying as “performance-based.” We intend for our annual incentive and LTI programs to qualify as “performance-based” compensation exempt from the $1 million cap on deductibility. For our annual incentive program and RSU grants to all NEOs, we establish caps on maximum payouts at the beginning of the performance period using an objective formula based on cash flow. The formula is a cap that serves to set maximum levels of payment and does not establish entitlement to payment at the level of the cap. Payments to NEOs were less than the caps generated by the formula. For our LTIP and PSU grants, the level of performance determines the payout level.

Policy Regarding Timing of Equity Grants

We have a corporate policy statement concerning the grant of equity awards. Under that policy:

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The Compensation Committee is responsible for determining the grant date of all equity awards.

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No equity award may be backdated. The grant date will not be earlier than the date the Compensation Committee approves the equity award. A future date may be used if the Compensation Committee’s action occurs in proximity to the release of earnings or during a trading blackout period.

•

Proposed equity awards are presented to the Compensation Committee in January of each year. Off-cycle awards may be considered in the Compensation Committee’s discretion in special circumstances, which may include hiring, retention, or acquisition transactions.

The closing price of our stock on the NYSE on the date specified as the grant date is the exercise price for an option award. In addition, our existing incentive performance award plan prohibits repricing of stock options.

Claw Back Policy and Other Post-Employment Provisions

Our annual and long-term incentive plans and all our LTI grants since January 2008 set forth our right to recapture amounts in the event employees participate in enumerated bad acts or know of specified activities of others in that regard and fail to report them. The LTI award agreements since January 2008 for the NEOs also contain post-employment restrictive covenants, including two-year non-competition and non-solicitation covenants.

Anti-Hedging and Pledging Policy

In 2011, we amended our policy on compliance with U.S. securities laws to prohibit hedging of Lockheed Martin stock by all employees and directors. Effective January 1, 2012, our policies also prohibit pledging of Lockheed Martin stock by employees and directors.

Stock Ownership Requirements for Key Employees

To better align their interests with the long-term interests of our stockholders, we expect our officers (including the NEOs) and other members of management to maintain an ownership interest in the Corporation. Our existing stock ownership requirements have been increased, and beginning in 2012 we require the following equity ownership levels:

Title	Annual Base Salary Multiple
Executive Chairman	6 times
Chief Executive Officer and President	6 times
Chief Financial Officer	4 times
Business Area Executive Vice Presidents	3 times
Corporate Senior Vice Presidents	2 times

NEOs are required to achieve ownership levels within five years and must hold net shares from vested RSUs and PSUs and net shares from options exercised until the value of the shares equals the specified multiple of base salary. The securities counted toward their respective target threshold include common stock, unvested RSUs, unvested PSUs at target, and stock units under our 401(k) plans and deferred bonus plan. As of February 1, 2013, our NEOs exceeded our ownership requirements.

Post-Employment, Change in Control, and Severance Benefits

Our NEOs do not have employment agreements, except for certain exit transitions. In January 2008, the Board approved the Lockheed Martin Corporation Severance Benefit Plan For Certain Management Employees (“Executive Severance Plan”). Benefits are payable under this plan in the event of a company-initiated termination of employment other than for cause. All of the NEOs are covered under the plan.

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The benefit payable in a lump sum under the plan is one times the NEO’s base salary and the equivalent of one year’s target annual incentive bonus. For the CEO, the multiplier is 2.99 instead of 1.

In addition, NEOs participating in the plan will receive a lump sum payment to cover the cost of medical benefits for one year in addition to outplacement and relocation services. In order to receive the full severance benefit, the NEO must execute a release of claims and an agreement containing post-employment, non-compete, and non-solicitation covenants comparable to those included in our NEOs’ LTI award agreements.

With respect to long-term incentives, upon certain terminations of employment, including death, disability, retirement, layoff, divestiture, or a change in control, the NEOs may be eligible for continued vesting on the normal schedule, immediate payment of benefits previously earned, or accelerated vesting of long-term incentives in full or on a pro rata basis. The type of event and the nature of the benefit determine which of these approaches will apply. The purpose of these provisions is to protect previously earned or granted benefits by making them available following the specified event. We view the vesting (or continued vesting) to be an important retention feature for senior-level employees. Our long-term incentive plans do not provide for tax assistance. Because benefits paid at termination consist of previously granted or earned benefits, we do not consider termination benefits as a separate item in compensation decisions.

In the event of a change in control, our plans provide for the acceleration of the payment of the nonqualified portion of earned pension benefits and nonqualified deferred compensation. In the case of stock options and LTIP, for awards made prior to January 1, 2013, vesting following a change in control is a “single trigger” and occurs upon the change in control. In the case of RSUs granted prior to January 1, 2013, the award agreements impose a “double trigger”—both a change in control and termination of employment must occur.

Beginning in 2013, unless the successor does not assume the award agreements, all long-term incentive awards require a “double trigger” for vesting to accelerate.

Summary Compensation Table

The following table shows annual and long-term compensation awarded, earned, or paid for services in all capacities to the NEOs for the fiscal year ended December 31, 2012. Numbers have been rounded to the nearest dollar.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Stevens Chairman & Chief Executive Officer	2012	1,800,000	4,914,000	3,599,922	3,600,079	8,294,000	3,703,985	1,637,458	27,549,444
	2011	1,800,000	4,725,000	3,749,811	3,749,944	4,400,000	4,830,660	2,114,226	25,369,641
	2010	1,800,000	4,050,000	2,995,600	4,071,600	4,600,000	2,779,208	1,601,412	21,897,820
Bruce L. Tanner Executive Vice President & Chief Financial Officer	2012	762,346	1,205,700	1,027,402	1,027,541	1,553,240	2,249,096	54,060	7,879,385
	2011	745,000	1,220,300	842,673	842,775	810,000	2,005,646	51,066	6,517,460
	2010	745,000	838,100	539,208	772,200	640,000	1,240,885	41,512	4,816,905
Marillyn A. Hewson President & Chief Operating Officer	2012	738,462	1,880,100	876,569	876,623	1,281,800	5,406,361	330,407	11,390,322
	2011	640,000	1,067,000	776,111	776,208	280,000	2,290,063	77,413	5,906,795
	2010	639,038	750,000	438,107	641,628	350,000	1,278,904	745,765	4,843,442
Linda R. Gooden Executive Vice President Information Systems & Global Solutions	2012	670,231	866,200	724,343	724,457	1,327,040	1,936,245	16,502	6,265,018
	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-
Joanne M. Maguire Executive Vice President Space Systems	2012	665,231	1,070,900	752,445	752,563	1,131,000	929,126	185,638	5,486,903
	2011	650,000	1,045,700	648,228	648,351	590,000	783,442	171,385	4,537,106
	-	-	-	-	-	-	-	-	-
Christopher E. Kubasik Former Vice Chairman, President & Chief Operating Officer	2012	957,692	0	1,809,998	1,810,007	0	1,427,274	3,957,890	9,962,861
	2011	1,000,000	2,275,000	1,440,622	1,440,675	900,000	1,617,292	783,723	9,457,312
	2010	1,000,000	1,875,000	1,085,905	1,541,592	1,000,000	876,462	500,975	7,879,934

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Name and Principal Position (Column (a))

Ms. Hewson was appointed CEO and President effective January 2013. Ms. Hewson served as Executive Vice President – Electronic Systems from January 2010 to December 2012 and was appointed President and Chief Operating Officer from November 2012 to December 2012. Information is provided for 2011 for Ms. Hewson because she also was a NEO in 2010.

Information is provided for 2012 only for Ms. Gooden. Ms. Gooden was not a NEO in 2011 or 2010.

Mss. Gooden and Maguire will step down from their Executive Vice President positions on April 1, 2013.

Mr. Kubasik resigned as Vice Chairman, President and Chief Operating Officer and as a member of the Board effective November 9, 2012.

Salary (Column (c))

Salary is paid in arrears. The amount of salary reported may vary from the approved annual rate of pay because the salary reported in the table is based on the actual number of weekly pay periods in a year.

Bonus (Column (d))

Annual incentive bonuses are reported in the year the bonus is earned. Annual incentive bonuses historically have been listed in this column (d) because the annual incentive bonus is not entirely formulaic. The Compensation Committee uses discretion to assess performance against objectives established at the beginning of the year. Once performance is assessed and individual and organizational ratings are assigned, the final award is calculated using the formula defined in the plan document and the Compensation Committee does not use discretion to increase or decrease the award amount (other than rounding).

Under the terms of his separation agreement, Mr. Kubasik did not receive an annual incentive bonus for 2012.

Stock Awards (Column (e))

Represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) for RSUs granted in 2012 assuming that all awards will fully vest. The grant date fair value of one 2012 RSU award of $81.93 and one 2011 RSU award of $79.43 takes into account the deferral of dividends until vesting. The grant date fair value of one 2010 RSU award equals the closing price of our stock on the date of grant (February 1, 2010) of $74.89 because cash dividend equivalents on these awards were paid at the time dividends are declared on our stock and prior to the time the RSUs vested.

Mr. Kubasik forfeited all outstanding, unvested RSU awards and accrued dividend equivalents on the unvested RSUs.

Option Awards (Column (f))

Represents the aggregate grant date fair value computed in accordance with ASC 718 of the options granted in 2012 ($10.57). The grant date fair value of the options is determined using the Black-Scholes methodology and is based on the closing price of our stock ($82.01) on the date of grant (January 30, 2012). Values reported for 2011 and 2010 are based on grant date fair value of $13.06 (closing price of $79.60) and $14.04 (closing price of $74.89), respectively. The assumptions used in determining the grant date fair value of the option grants are set forth in Note 11 to our financial statements contained in our 2012 Annual Report. Mr. Stevens’ 2011 stock option award agreement was amended on April 22, 2011 to provide for forfeiture if certain additional performance goals were not satisfied at the end of 2011. Mr. Stevens’ 2012 stock option award agreement has a similar forfeiture provision. The risk of forfeiture under the 2011 option amendment and 2012 agreement was not taken into account in determining the grant date fair value.

Under the terms of his stock option award agreements, Mr. Kubasik had 30 days after his resignation to exercise his outstanding, vested stock options. Mr. Kubasik forfeited all outstanding, unvested stock options and stock awards.

Non-Equity Incentive Plan Compensation (Column (g))

The amounts listed for LTIP awards were earned in the three-year period ending on December 31 of the year reported in column (b) of the table. For the years shown, 50 percent of the amount shown is deferred by the Corporation for two years and treated during that period as if it were invested in our common stock. Deferred amounts (whether mandatory deferrals by the Corporation or voluntary deferrals by the executive) are reported for the year earned and not when paid to the executive. See the “2012 Nonqualified Deferred Compensation” table on page 59.

Mr. Kubasik forfeited his unvested LTIP awards.

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Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

Represents solely the aggregate change in the accumulated benefit under all defined benefit and actuarial pension plans (including tax-qualified and nonqualified defined benefit plans) for the year reported (from December 31 to December 31). The amounts were computed using the same assumptions we used to account for pension liabilities in our financial statements in accordance with ASC 715 and as described in Note 9 to our financial statements contained in our 2012 Annual Report, except that the amounts were calculated based on benefits commencing at age 60 for each of the NEOs. We used age 60 rather than the plan's normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. The amounts shown for Mr. Stevens and Mr. Tanner reflect grandfathered plan provisions that apply a reduction for early commencement on a portion of their benefits at age 60.

Amounts paid under our plans are based on assumptions contained in the plans and may be different than the assumptions used for financial statement reporting purposes. The NEOs earn a pension based on a formula that applies a percentage of pay (salary plus annual incentive bonus) times years of service. The amount accrued in each year differs from the amount accrued in other years due to an increase in the number of years of service and any increases or decreases in pay (salary and bonus). The amount reflected for the change in the accumulated benefit under our pension plans is also sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive. The amounts reported for 2010, 2011, and 2012 used 5.50%, 4.75%, and 4.00%, respectively, as the interest rate, which is the same rate we used to report pension liabilities in our financial statements for each of those years. Using a lower interest rate assumption results in a larger present value of accumulated pension benefits and, therefore, results in a larger change in the accumulated pension benefit than otherwise would be the case. The interest rate is determined at December 31 of each year and the lower rates are reflective of the downward trend in interest rates during the last three years.

All Other Compensation (Column (i))

Perquisites and other personal benefits provided to the NEOs in 2012 included: security; annual executive physicals; business association expenses; use of corporate aircraft for personal travel; and travel for a family member accompanying the NEO while on business travel. Not all of the listed perquisites or personal benefits were provided to each NEO. In addition, the Corporation made available event tickets and a company-provided car and driver for personal commuting to some of the NEOs, but required the NEOs to reimburse the Corporation for the incremental cost of such items. The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO, except for (i) security for Mr. Stevens ($1,319,628), Ms. Hewson ($123,332), and Mr. Kubasik ($99,420) and (ii) use of the corporate aircraft for Ms. Hewson ($25,205), Ms. Maguire ($147,555), and Mr. Kubasik ($105,397). The incremental cost for use of corporate aircraft for personal travel was calculated based on the total personal travel flight hours multiplied by the estimated hourly aircraft operating costs for 2012 (including fuel, maintenance, and other variable costs, but excluding fixed capital costs for the aircraft, hangar facilities, and staff salaries).

The amounts reported for security include providing home security to our executives consistent with what is provided to corporate executives in public companies in our industry. Security is also provided in accordance with our corporate policy to provide any employee who is the subject of a credible and specific threat on account of his or her employment at Lockheed Martin with security that is appropriate to the nature and extent of the threat. We believe that providing personal security in response to threats arising out of employment by the Corporation is business-related.

Under the terms of his separation agreement, Mr. Kubasik received $3.5 million as a separation payment. He also received $174,191 of accrued vacation at the time of his departure.

Column (i) contains items of compensation listed in the following table. All items in the following table are paid under broad-based programs for U.S. salaried employees except the tax assistance and the Lockheed Martin Corporation Supplemental Savings Plan (“NQSSP”) match. Items include matching contributions made to eligible universities, colleges, and other non-profit organizations under the Corporation’s matching gift programs. Listed amounts include matching contributions made in 2013 in respect of 2012 executive contributions or actions.

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Other Items of Compensation Included in “All Other Compensation” Column (i)

Name	Tax Assistance for Business-Related Items ($)	Corporation Matching Contribution to 401(k) Plan ($)	Corporation Matching Contribution to NQSSP (Nonqualified 401(k) Plan) ($)	Group Life Insurance ($)	Matching Gift Programs ($)
Mr. Stevens	221,013	3,579	68,421	15,444	0
Mr. Tanner	4,952	3,579	26,899	3,974	10,000
Ms. Hewson	131,941	4,533	25,497	6,347	11,000
Ms. Gooden	0	10,000	0	6,502	0
Ms. Maguire	0	8,500	18,096	0	10,000
Mr. Kubasik	27,532	8,500	30,577	4,761	0

In 2012, the Corporation provided tax assistance on business-related items associated with taxable business association expenses, security expenses, and travel expenses for a family member accompanying the NEO while on business travel.

2012 Grants of Plan-Based Awards

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(j)	(k)	(l)
Robert J. Stevens	1/30/2012	LTIP	353,125	5,650,000	11,300,000	0	43,939	43,939	-	-	3,599,922
	1/30/2012		-	-	-	0	340,594	340,594	-	82.01	3,600,079
Bruce L. Tanner	1/30/2012	LTIP	101,250	1,620,000	3,240,000	0	12,540	12,540	-	-	1,027,402
	1/30/2012		-	-	-	-	-	-	97,213	82.01	1,027,541
Marillyn A. Hewson	1/30/2012	LTIP	86,250	1,380,000	2,760,000	0	10,699	10,699	-	-	876,569
	1/30/2012		-	-	-	-	-	-	82,935	82.01	876,623
Linda R. Gooden	1/30/2012	LTIP	71,250	1,140,000	2,280,000	0	8,841	8,841	-	-	724,343
	1/30/2012		-	-	-	-	-	-	68,539	82.01	724,457
Joanne M. Maguire	1/30/2012	LTIP	75,000	1,200,000	2,400,000	0	9,184	9,184	-	-	752,445
	1/30/2012		-	-	-	-	-	-	71,198	82.01	752,563
Christopher E. Kubasik*	1/30/2012	LTIP	175,000	2,800,000	5,600,000	0	22,092	22,092	-	-	1,809,998
	1/30/2012		-	-	-	-	-	-	171,240	82.01	1,810,007
* Mr. Kubasik forfeited all awards made in 2012.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Columns (c), (d) and (e))

Includes LTIP grants for the 2012-2014 period ending December 31, 2014. At the end of the three-year performance period, the amount earned is payable in cash, except for the CEO. If the CEO’s award exceeds $10 million, then the amount up to or equal to $10 million is payable in cash and the remaining portion of the award is deferred for one year in stock units. Awards are subject to forfeiture upon termination of employment prior to the end of the performance period, except in the event of retirement, death, disability, divestiture, layoff, or change in control. If the event occurs prior to the end of the performance period, LTIP awards are prorated. If the event occurs during the mandatory deferral period, LTIP awards are paid out immediately.

The threshold is the minimum amount payable for a specified level of performance stated in the LTIP award agreement. LTIP awards measure performance against three separate metrics described under “LTIP Awards” beginning on page 39 (if any). If performance falls below the stated level of performance for a metric, no amount would be paid with respect to that metric. Assuming any payment is earned, the minimum amount payable under the LTIP is 6.25% of the target.The maximum award payable under the LTIP is 200% of the target.

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Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (f), (g) and (h))

Shows the number of RSUs granted by the Compensation Committee on January 30, 2012. The RSU grant made to Mr. Stevens (43,939) was subject to forfeiture to the extent the value of the RSUs on January 30, 2012 was greater than 0.20% of 2012 adjusted cash from operations. The RSU grants made to the other NEOs were subject to forfeiture to the extent the value of the RSUs granted for a recipient on January 30, 2012 was greater than 0.10% of 2012 adjusted cash from operations. Based on 2012 adjusted cash from operations, none of the RSUs were forfeited. The RSUs vest on the third anniversary of the date of grant or upon death, disability, divestiture, or termination following change in control. If the employee retires or is laid off after January 30, 2013 but prior to the third anniversary of the date of grant, a pro rata portion of the RSUs becomes nonforfeitable. During the vesting period, dividend equivalents are accrued and subject to the same vesting schedule as the underlying RSUs. Mr. Stevens’ January 30, 2012 option award (340,594) was 50% forfeitable if the Corporation failed to generate in 2012 $3.8 billion in adjusted cash from operations and 50% of the grant was forfeitable if 2012 ROIC was less than 14.5%. Both performance criteria were satisfied in 2012 and no forfeiture occurred. The remaining terms of Mr. Stevens’ option grant are the same as the terms described in column (j) for the stock option grants for the other NEOs.

All Other Option Awards: Number of Securities Underlying Options (Column (j))

Shows the number of stock options granted by the Compensation Committee on January 30, 2012 to the NEOs other than Mr. Stevens which are reported under columns (g) and (h). Under the 2012 award agreements, options have a ten-year term and vest in three equal installments on the first, second, and third anniversary of the date of grant. Options expire 30 days following termination of employment, except in the case of death, disability, divestiture, layoff, or retirement. In the event of death or disability, all outstanding options vest immediately and expire ten years after the date of grant (the normal expiration date of the award). In the event of divestiture, the options become exercisable on the date the options otherwise would have vested and any outstanding options terminate five years from the effective date of the divestiture or on the option’s normal expiration date, whichever occurs first. In the event of layoff or retirement, unvested options are forfeited and vested options expire at the normal expiration date for the grant. Upon a change in control, all options vest immediately.

Grant Date Fair Value of Stock and Option Awards (Column (l))

The assumptions used for determining the grant date fair value are set forth in Note 11 to our financial statements contained in our 2012 Annual Report. The grant date fair value computed in accordance with ASC 718 for the January 30, 2012 equity awards was $10.57 for each option and $81.93 for each RSU. The grant date fair value of RSUs takes into account the deferral of dividends until vesting. Beginning with the 2011 RSU grants, the RSU grant date fair value is discounted to reflect the deferral of dividend payments until the vesting date.

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Outstanding Equity Awards at 2012 Fiscal Year-End

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options[1] ( #) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested [2,3] ($)
(a)	(b)	(c)		(e)	(f)	(g)		(h)
Robert J. Stevens	0	340,594	[4]	82.01	1/28/2022	43,939	[5]	4,055,130
	95,710	191,422	[6]	79.60	1/29/2021	47,209	[7]	4,356,919
	193,332	96,668	[8]	74.89	1/31/2020	40,000	[9]	3,691,600
	440,000	0		82.52	1/25/2019	-		-
	250,000	0		106.87	1/26/2018	-		-
	225,000	0		96.06	1/29/2017	-		-
	-	-		-	-	11,800	[10]	1,089,022
Bruce L. Tanner	0	97,213	[4]	82.01	1/28/2022	12,540	[5]	1,157,317
	21,510	43,021	[6]	79.60	1/29/2021	10,609	[7]	979,105
	36,666	18,334	[8]	74.89	1/31/2020	7,200	[9]	664,488
	81,700	0		82.52	1/25/2019	-		-
	39,500	0		106.87	1/26/2018	-		-
	7,400	0		96.06	1/29/2017	-		-
	6,000	0		67.97	2/1/2016	-		-
	11,500	0		57.81	1/31/2015	-		-
Marillyn A. Hewson	0	82,935	[4]	82.01	1/28/2022	10,699	[5]	987,411
	19,811	39,623	[6]	79.60	1/29/2021	9,771	[7]	901,766
	30,466	15,234	[8]	74.89	1/31/2020	5,850	[9]	539,897
	29,600	0		82.52	1/25/2019	-		-
	22,500	0		106.87	1/26/2018	-		-
	12,067	0		96.06	1/29/2017	-		-
	6,000	0		67.97	2/1/2016	-		-
Linda R. Gooden	0	68,539	[4]	82.01	1/28/2022	8,841	[5]	815,936
	16,929	33,860	[6]	79.60	1/29/2021	8,350	[7]	770,622
	31,000	15,500	[8]	74.89	1/31/2020	6,250	[9]	576,813
	69,600	0		82.52	1/25/2019	-		-
	44,000	0		106.87	1/26/2018	-		-
	26,400	0		96.06	1/29/2017	-		-
	12,000	0		67.97	2/1/2016	-		-
	8,667	0		57.81	1/31/2015	-		-
	167	0		49.27	1/29/2014	-		-
Joanne M. Maguire	0	71,198	[4]	82.01	1/28/2022	9,184	[5]	847,591
	16,548	33,096	[6]	79.60	1/29/2021	8,161	[7]	753,179
	26,466	13,234	[8]	74.89	1/31/2020	5,500	[9]	507,595
	39,300	0		106.87	1/26/2018	-		-
	26,400	0		96.06	1/29/2017	-		-
Christopher E. Kubasik	0	0		-	-	0		0

(1)

Column (d) omitted because none of the NEOs held options that qualified as equity incentive plan awards at 2012 year-end.

(2)

We reported RSUs granted in January 2012, as well as Mr. Stevens’ 2011 stock option grant, as amended, as equity incentive awards in columns (f) through (h) of the “2012 Grants of Plan-Based Awards” table because there was the potential for forfeiture based on failure to achieve the performance metrics specified in the award agreements. This feature of the grants was satisfied at the end of 2012. Columns (i) and (j) omitted because none of the NEOs held stock awards that qualified as equity incentive plan awards at 2012 year-end.

(3)

The market value shown in column (h) is calculated by multiplying the number of RSUs by the December 31, 2012 closing price of our stock ($92.29).

(4)

Represents stock options granted on January 30, 2012, which vest in three equal annual installments on January 30, 2013, January 30, 2014, and January 30, 2015, except that vesting may occur earlier as described in the “2012 Grants of Plan-Based Awards” table.

(5)

Represents RSUs granted on January 30, 2012, which vest January 30, 2015, except that vesting may occur earlier as described in the “2012 Grants of Plan-Based Awards” table.

(6)

Represents stock options granted on January 31, 2011, which vest in three equal annual installments on January 31, 2012, January 31, 2013, and January 31, 2014, except that vesting may occur earlier as described the “2012 Grants of Plan-Based Awards” table.

(7)

Represents RSUs granted on January 31, 2011, which vest on January 31, 2014, except that vesting may occur earlier as described in the “2012 Grants of Plan-Based Awards” table.

(8)

Represents stock options granted on February 1, 2010, which vested in three equal annual installments on February 1, 2011, February 1, 2012, and February 1, 2013.

(9)

Represents RSUs granted on February 1, 2010, which vested on February 1, 2013.

(10)

Represents the remaining balance of the February 1, 2006 RSU award to Mr. Stevens, which vests on September 8, 2013.

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Option Exercises and Stock Vested During 2012

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
(a)	(b)	(c)	(d)		(e)
Robert J. Stevens	450,000	10,274,507	56,000	[2]	4,861,070	[3]
Bruce L. Tanner	20,000	810,212	33,750	[4]	2,783,363	[5]
Marillyn A. Hewson	-	-	2,950	[4]	243,287	[5]
Linda R. Gooden	-	-	30,900	[4]	2,548,323	[5]
Joanne M. Maguire	133,300	3,034,754	30,400	[4]	2,507,088	[5]
Christopher E. Kubasik	237,070	3,140,652	46,650		3,847,226

(1)

Value realized was calculated based on the difference between the aggregate exercise price of the options and the weighted average sale price per share on the date of sale.

(2)

Mr. Stevens received an award of 31,000 RSUs on January 26, 2009, which vested on January 26, 2012, and an award of 92,000 RSUs on February 1, 2006, of which 25,000 vested on September 8, 2012. Number of shares shown as vesting is prior to reduction in shares to satisfy income tax withholding requirements.

(3)

Value realized was calculated based on the number of shares multiplied by the closing market price of our common stock on the date of vesting on January 26, 2012 ($82.47) and September 8, 2012 ($92.18).

(4)

Vesting on January 26, 2012 of RSUs granted on January 26, 2009. Number of shares shown as vesting is prior to reduction in shares to satisfy income tax withholding requirements.

(5)

Value realized was calculated based on the number of shares multiplied by the closing market price of our common stock on the date of vesting ($82.47).

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Retirement Plans

During 2012, the NEOs participated in the Lockheed Martin Corporation Salaried Employee Retirement Program (“LMRP”), which is a combination of the following prior plans for salaried employees with some protected benefits: Lockheed Martin Corporation Retirement Income Plan which covered former Martin Marietta employees; Lockheed Martin Corporation Retirement Income Plan III which covered former Loral Corporation employees; and Lockheed Martin Corporation Retirement Plan for Certain Salaried Employees which covered former Lockheed employees (collectively, the “Prior Plan”).

The calculation of retirement benefits under the LMRP is determined by a formula that takes into account the participant’s years of credited service and average compensation for the highest three years of the last ten years of employment. Average compensation includes the NEO’s base salary, annual incentive bonuses, and lump sum payments in lieu of a salary increase. NEOs must have either five years of service or be actively employed by the Corporation at age 65 to vest in the LMRP. Normal retirement age is 65; however, benefits are payable as early as age 55 (with five years of service) at a reduced amount or without reduction at age 60. Benefits are payable as a monthly annuity for the lifetime of the employee, as a joint and survivor annuity, as a life annuity with a five or ten year guarantee, or as a level income annuity.

The calculation of retirement benefits under the Prior Plan is based on a number of formulas, some of which take into account the participant’s years of credited service and pay over the career of the NEO. Certain other formulas in the Prior Plan are based upon the final average compensation and credited service of the employee. Pay under certain formulas in the Prior Plan currently includes salary, commissions, overtime, shift differential, lump sum pay in lieu of a salary increase, annual incentive bonuses awarded that year, and 401(k) and pre-tax contributions. The Prior Plan also contains a Personal Retirement Provision which is an account balance based on past allocations. This account balance is available as a lump sum at termination or can be converted into an annuity. A portion of the pension benefits for Mr. Stevens and Mr. Tanner was earned under the Prior Plan.

Mr. Stevens, Ms. Hewson, Ms. Gooden, and Ms. Maguire were eligible for early retirement as of December 31, 2012. As of December 31, 2012, all of the NEOs were vested in the LMRP.

During 2012, the NEOs also participated in the Lockheed Martin Corporation Supplemental Retirement Plan (“Supplemental Pension”), which is a restorative plan and provides benefits in excess of the benefit payable under IRS rules through the LMRP, our tax-qualified plan. See the footnote to column (b) to the 2012 Pension Benefits Table on page 57.

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2012 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Robert J. Stevens	Lockheed Martin Corporation Salaried Employee Retirement Program	25.6	1,048,887	0
	Lockheed Martin Corporation Supplemental Retirement Plan	-	25,092,164	0
Bruce L. Tanner	Lockheed Martin Corporation Salaried Employee Retirement Program	30.1	1,178,640	0
	Lockheed Martin Corporation Supplemental Retirement Plan	-	7,811,297	0
Marillyn A. Hewson	Lockheed Martin Corporation Salaried Employee Retirement Program	30.1	1,577,570	0
	Lockheed Martin Corporation Supplemental Retirement Plan	-	11,765,952	0
Linda R. Gooden	Lockheed Martin Corporation Salaried Employee Retirement Program	32.5	1,735,324	0
	Lockheed Martin Corporation Supplemental Retirement Plan	-	9,497,451	0
Joanne M. Maguire	Lockheed Martin Corporation Salaried Employee Retirement Program	9.9	508,236	0
	Lockheed Martin Corporation Supplemental Retirement Plan	-	3,055,499	0
Christopher E. Kubasik	Lockheed Martin Corporation Salaried Employee Retirement Program	13.2	488,114	0
	Lockheed Martin Corporation Supplemental Retirement Plan	-	5,521,984	0

Plan Name (Column (b))

The Supplemental Pension uses the same formula for benefits as the tax-qualified plan uses for calculating the NEO’s benefit. All service recognized under the tax-qualified plan is recognized under the Supplemental Pension although a benefit would be earned under the Supplemental Pension only in years when the employee’s total accrued benefit would exceed the benefit accrued under the tax-qualified plan. The Supplemental Pension benefits are payable in the same form as benefits are paid under the LMRP, except lump sum payments are available under the Supplemental Pension.

Present Value of Accumulated Benefit (Column (d))

The amounts in column (d) were computed using the same assumptions we used to account for pension liabilities in our financial statements and as described in Note 9 to our financial statements contained in our 2012 Annual Report, except that the amounts were calculated based on benefits commencing at age 60. We used age 60 rather than the plan’s normal retirement age of 65 because an employee may commence receiving pension benefits at age 60 without any reduction for early commencement. A portion of Mr. Stevens’ and Mr. Tanner’s benefit was earned under grandfathered plans that apply a reduction for early commencement at age 60. The amounts shown for Mr. Stevens and Mr. Tanner reflect the reduction for early commencement of the benefit. Amounts paid under our plans use assumptions contained in the plans and may be different than those used for financial statement reporting purposes.

Only the benefit payable under the Supplemental Pension is payable in the form of a lump sum. If an executive elected a lump sum payment, the amount of the lump sum would be based on plan assumptions and not the assumptions used for financial statement reporting purposes. As a result, the actual lump sum payment would be an amount different than what is reported in this table. While the discount rate used for financial statement purposes (4.00%) was the same as the plan rate of 4.00% on December 31, 2012 (Pension Benefit Guaranty Corporation rate for terminating pension plans plus 1%, not to be lower than 4% or exceed 7%), the lump sum payment would be different than the amount shown in this table due to the differences in mortality tables used (1983 Group Annuity Mortality table for the plan and RP-2000 Mortality table for financial statement purposes). The age of the executive at retirement would also impact the size of the lump sum payment. The amount using plan assumptions is shown on the “Potential Payments Upon Termination or Change in Control” table.

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Nonqualified Deferred Compensation

Participants in our tax-qualified 401(k) plan may contribute up to 25% of base salary. In addition, we make a matching contribution equal to 50% of up to the first 8% of compensation contributed by the participant. Employee and Corporation matching contributions in excess of the Internal Revenue Code limitations are contributed to the NQSSP. Employee and Corporation matching contributions are nonforfeitable at all times. NQSSP contributions are credited with earnings or losses, as appropriate, based on the investment option or options in which the account has been invested, as elected by the participant. The investment options available under our tax-qualified 401(k) plan for salaried employees are available under the NQSSP (other than the self-managed account). The NQSSP provides for payment following termination of employment in a lump sum or up to 25 annual installments at the participant’s election. All amounts accumulated and unpaid under the NQSSP must be paid in a lump sum within 15 calendar days following a change in control.

The DMICP provides the opportunity to defer, until termination of employment or beyond, the receipt of all or a portion of annual incentive bonuses, LTIP awards, and amounts paid in respect of the termination of the Lockheed Martin Post-Retirement Death Benefit (“PRDB”) Plan. Employees may elect any of the investment funds available in the NQSSP (with the exception of the Company Stock Fund and the self-managed account) or two investment alternatives available only under the DMICP for crediting earnings (losses). Under the DMICP Stock Investment Option, earnings (losses) on deferred amounts will accrue at a rate that tracks the performance of our common stock, including reinvestment of dividends. Under the DMICP Interest Investment Option, earnings accrue at a rate equivalent to the then published rate for computing the present value of future benefits under Cost Accounting Standards 415, Deferred Compensation (“CAS 415 rate”). The Interest Investment Option was closed to new deferrals and transfers from other investment options effective July 1, 2009. Amounts credited to the Stock Investment Option may not be reallocated to other options. In addition, Stock Investment Option voluntary deferrals will be paid in shares of our common stock. Prior to the 2011-2013 LTIP grant, 50% of any LTIP award must be mandatorily deferred for two years to the Stock Investment Option and remains subject to the continued employment requirements of the award. Mandatory LTIP deferrals are paid in cash at the end of two years or further deferred at the election of the executive based on the price of our stock at that time. The mandatory deferral was eliminated beginning with the 2011-2013 LTIP grant, except for the CEO who is subject to a one-year mandatory deferral to the extent the payout would exceed $5 million. For the 2012-2014 LTIP grant, the CEO is subject to a one-year mandatory deferral to the extent the total award would exceed $10 million. The DMICP provides for payment in January or July following termination of employment in a lump sum or up to 25 annual installments at the NEO’s election. All amounts accumulated under the DMICP must be paid in a lump sum within 15 days following a change in control.

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2012 Nonqualified Deferred Compensation

Name		Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)		(b)	(c)	(d)	(e)	(f)
Robert J. Stevens	NQSSP	427,632	68,421	576,715	0	5,545,655
	DMICP (Bonus)	0	0	1,069,675	0	16,978,570
	DMICP (LTIP1 Mandatory)	0	2,168,100	952,723	2,994,778	5,854,526
	DMICP (LTIP2 Voluntary)	2,994,778	0	422,773	0	22,917,045
	TOTAL	3,422,410	2,236,521	3,021,886	2,994,778	51,295,796
Bruce L. Tanner	NQSSP	168,120	26,899	213,193	0	1,653,599
	DMICP (Bonus)	0	0	84,581	0	777,100
	DMICP (LTIP1 Mandatory)	0	405,000	153,728	106,006	944,665
	DMICP (LTIP2 Voluntary)	0	0	0	0	0
	TOTAL	168,120	431,899	451,502	106,006	3,375,364
Marillyn A. Hewson	NQSSP	95,000	25,497	200,639	0	1,487,318
	DMICP (Bonus)	0	0	532,759	0	5,774,308
	DMICP (LTIP1 Mandatory)	0	137,970	67,243	243,761	413,212
	DMICP (LTIP2 Voluntary)	381,731	0	202,463	0	2,900,488
	TOTAL	476,731	163,467	1,003,104	243,761	10,575,326
Linda R. Gooden	NQSSP	0	0	0	0	0
	DMICP (Bonus)	0	0	11,527	0	156,512
	DMICP (LTIP1 Mandatory)	0	344,925	149,050	365,642	915,916
	DMICP (LTIP2 Voluntary)	0	0	16,502	0	269,459
	TOTAL	0	344,925	177,079	365,642	1,341,887
Joanne M. Maguire	NQSSP	36,191	18,096	35,162	0	465,002
	DMICP (Bonus)	0	0	137,326	0	1,059,423
	DMICP (LTIP1 Mandatory)	0	290,723	130,429	365,642	801,493
	DMICP (LTIP2 Voluntary)	0	0	102,950	0	751,799
	TOTAL	36,191	308,819	405,867	365,642	3,077,717
Christopher E. Kubasik	NQSSP	61,539	30,577	126,254	277,233	1,091,966
	DMICP (Bonus)	560,454	0	496,397	0	4,398,170
	DMICP (LTIP1 Mandatory)	0	450,000	157,942	1,864,673	0
	DMICP (LTIP2 Voluntary)	252,121	0	344,647	0	2,757,329
	TOTAL	874,114	480,577	1,125,240	2,141,906	8,247,465

This table reports compensation earned by the NEOs and deferred under our NQSSP and DMICP. The NQSSP is a nonqualified 401(k) plan with an employer match on a portion of the salary deferral. Three types of compensation may be deferred into the DMICP:

•

Annual incentive bonus (“DMICP (Bonus)”).

•

Amounts earned under our LTIP program but mandatorily deferred into company stock for two years (and subject to forfeiture) (“DMICP (LTIP1 Mandatory)”).

•

Amounts payable under our LTIP program and voluntarily deferred (“DMICP (LTIP2 Voluntary)”).

Amounts paid in respect of the termination of the PRDB in 2008 could also be deferred into the DMICP. In the table above, deferrals of PRDB payments are included in the Aggregate Balance at Last FYE for the DMICP (Bonus) entry.

Executive Contributions in Last Fiscal Year (Column (b))

Includes 2012 salary deferrals to NQSSP, annual incentive bonus paid in 2012 for 2011 performance deferred to DMICP, and voluntary deferrals of LTIP for the 2009-2011 period to the DMICP. The table reflects the year in which the deferral is credited to the NEO’s account (2012) and not the year in which it was earned (2011).

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Registrant Contributions in Last Fiscal Year (Column (c))

Includes mandatory deferrals of LTIP for 2009-2011 and 2012 Corporation matching contributions to NQSSP. The NQSSP match is also included in column (i) of the “Summary Compensation Table.” The table reflects the year in which the deferral is credited to the NEO’s account (2012) and not the year in which it was earned (2011).

Aggregate Withdrawals/Distributions (Column (e))

Includes distributions of mandatory LTIP deferral from the 2007-2009 period in January 2012 following end of two-year deferral period.

Aggregate Balance at Last Fiscal Year End (Column (f))

The following table lists the amounts reported as executive or registrant contributions in columns (b) and (c) of the “2012 Nonqualified Deferred Compensation” table that are also reported as compensation in the “Summary Compensation Table” for 2012. These contributions consist of NEO and Corporation contributions made to the NQSSP for service in 2012. Contributions with respect to 2012 performance deferred in 2013 (annual incentive bonus and LTIP) are not included as these amounts are not credited until 2013, and are not included in column (f). The following table also lists the amounts reported in column (f) as part of the Aggregate Balance at Last FYE (2012) that is reported as compensation for prior years in the “Summary Compensation Table” for years beginning with 2006. For 2012, there were no earnings in excess of 120% of the applicable federal rate.

Name	Aggregate Balance at December 31, 2012 in Column (f) ($)	Of Amount Reported in Column (f)
		NEO and Corporation Contributions to NQSSP Reported in “Summary Compensation Table” for 2012 ($)	Amount Reported in “Summary Compensation Table” for Prior Years (Beginning with 2006) ($)
Mr. Stevens	51,295,796	496,053	43,967,747
Mr. Tanner	3,375,364	195,019	1,654,436
Ms. Hewson	10,575,326	120,497	1,168,908
Ms. Gooden	1,341,887	0	723,049
Ms. Maguire	3,077,717	54,287	343,973
Mr. Kubasik	8,247,465	92,116	7,584,668

Potential Payments Upon Termination or Change in Control

The table below summarizes the benefits that become payable to a NEO at, following, or in connection with any termination, including without limitation resignation, severance, retirement, or a constructive termination of a NEO, or a change in control under the terms of our benefit plans. Our plans do not contain specific provisions regarding termination for cause. Provisions unique to the 2006 RSU grant to Mr. Stevens are described in the “Potential Payments Upon Termination or Change in Control” table on page 64. In addition, pursuant to a Transition Agreement, contingent upon execution of a non-competition agreement, we will pay Mr. Stevens $2 million following his retirement on February 28, 2014.

In February 2013, the Corporation entered into a Retirement Transition Agreement with each of Ms. Maguire and Ms. Gooden, both of whom will retire from the Corporation in 2013. Under each of the agreements, provided the executive signs a release of claims no later than June 1, 2013, the executive will receive a payment of $1.2 million, less appropriate deductions for applicable taxes. In addition, the Corporation agreed to reimburse Ms. Maguire for costs, fines or penalties resulting from an audit of her 2010 tax return as a consequence of the early distribution of a portion of her 2005-2007 LTIP award.

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SUMMARY OF PAYMENT TRIGGERS

Plan	Retirement	Change in Control	Death/Disability/Layoff	Divestiture[1]	Termination/ Resignation
Pension[2]	Payable on a reduced basis at age 55; payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.	None for qualified; see below for Supplemental Pension.

Spousal benefit as required by law in event of death unless waived by participant; no provision for disability. Layoff between age 53 and 55 with 8 years of service or before age 55 with 25 years of service is eligible for the more favorable actuarial reductions for participants terminating at age 55.

				No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.	Payable on a reduced basis at age 55; payable on a non-reduced basis at age 60; steeper reduction for early commencement at age 55 for terminations prior to age 55 than for terminations after age 55.
• LMRP • Supplemental Pension[2]	Annuity form only. Annuity or lump sum.	No acceleration. Lump sum.	Annuity form only. Annuity or lump sum.	No acceleration. No provisions; absent a negotiated transfer of liability to buyer, treated as retirement or termination.	Annuity form only. Annuity or lump sum.
LTIP

Prorated payment at the end of the three-year performance period for retirement during that period. Immediate payment for retirement during the mandatory deferral period (if applicable) based on closing price of our stock on date of triggering event.

Immediate prorated payment following change in control for event occurring during performance period. Immediate payment for change in control during the mandatory deferral period (if applicable) based on closing price of our stock on date of triggering event.

Prorated payment at the end of the three-year performance period for death, disability, or layoff during that period. Immediate payment in event of death, disability, or layoff during the mandatory deferral period (if applicable) based on closing price of our stock on date of triggering event.

Prorated payment at the end of the three-year performance period for divestiture during that period. Immediate payment for divestiture during the mandatory deferral period (if applicable) based on closing price of our stock on date of triggering event.

Forfeit if termination occurs prior to age 55; termination on or after age 55 treated as retirement.
Options

Forfeit unvested options if retirement occurs prior to one year anniversary of date of grant. If retirement occurs after one year anniversary of date of grant, forfeit unvested options and vested options expire at ten-year term.

Immediate vesting.

Immediate vesting in event of death/disability. In the event of layoff, forfeit unvested options if layoff occurs prior to one year anniversary of date of grant. If layoff occurs after one year anniversary of date of grant, forfeit unvested options and vested options expire at ten-year term.

				Term of options limited to five years; options become exercisable on date the options would have otherwise vested.	Vested options expire 30 days after termination or resignation. Forfeit unvested options if termination occurs prior to age 55; resignation on or after age 55 treated as retirement.
RSUs	Forfeit RSUs if retirement occurs prior to one year anniversary of date of grant; otherwise vest in one-third increments for each full year of service following date of grant.	Immediate vesting following termination in the event of a change in control.

Immediate vesting following death or disability. Forfeit RSUs if layoff occurs prior to one year anniversary of date of grant; otherwise vest in one-third increments for each full year of service following date of grant.

				Immediate vesting.	Forfeit unvested RSUs if termination occurs prior to age 55; termination on or after age 55 treated as retirement.
Annual Incentive Bonus[3]	May prorate for retirement with six months of participation in the year. Full payment if retirement occurs on December 31.	No provision.	May prorate for death, disability, or layoff with six months of participation in the year. Full payment if death or disability occurs on December 31.	No provision.	Eligible for prorated award if termination/ resignation occurs after December 1.
DMICP[4]	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.	Lump sum or installment payment in accordance with NEO elections, except lump sum only for layoff prior to age 55.	Follows termination provisions.	Lump sum if termination is prior to age 55; after age 55, lump sum or installment payment in accordance with NEO elections.

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Plan	Retirement	Change in Control	Death/Disability/Layoff	Divestiture[1]	Termination/ Resignation
NQSSP[4]	Lump sum or installment payment in accordance with NEO elections.	Immediate lump sum payment.	Lump sum for death; for disability or layoff, lump sum or installment payment in accordance with NEO elections.	Lump sum or installment payment in accordance with NEO elections.	Lump sum or installment payment in accordance with NEO elections.
Executive Severance Plan	No payment.	No payment unless terminated.

No payment for death or disability. Payment of a lump sum amount equal to a multiple of salary, MICP, and health care continuation coverage cost and outplacement and relocation assistance. The multiple of salary and MICP for the CEO is 2.99; for all other NEOs it is 1.0.

				No payment.	No payment.

(1)

Divestiture is defined as a transaction which results in the transfer of control of a business operation to any person, corporation, association, partnership, joint venture, or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by us, one or more of our subsidiaries, or by a combination thereof following the transaction.

(2)

See “2012 Pension Benefits” table on page 57 for present value of accumulated benefit.

(3)

See “Compensation Discussion and Analysis” commencing on page 28 for discussion of annual incentive bonus payment calculation.

(4)

See “Aggregate Balance at Last FYE” column in “2012 Nonqualified Deferred Compensation” table on page 59 for amount payable.

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The following table quantifies the payments under executive compensation plans as a result of a change in vesting provisions in stock options, RSUs, and LTIP awards and the lump sum payable under the Supplemental Pension that would be made assuming a termination event occurred on December 31, 2012. Payments under other plans do not change as a result of the termination event and quantification of those payments are found elsewhere in this Proxy Statement or are paid under plans available generally to salaried employees. Numbers have been rounded to the nearest dollar.

Potential Payments Upon Termination or Change in Control

Name		Retirement ($)	Change In Control ($)	Death/ Disability ($)	Layoff ($)	Divestiture ($)	Termination/ Resignation ($)
Robert J. Stevens	Supplemental Pension	24,110,220	24,110,220	24,110,220	24,110,220	24,110,220	24,110,220
	LTIP	6,736,496	18,046,806	6,736,496	6,736,496	6,736,496	6,736,496
	Options	1,682,023	7,612,475	7,612,475	1,682,023	7,612,475	1,682,023
	RSUs	4,029,822	13,724,364	13,724,364	4,029,822	12,635,342	4,029,822
	Executive Severance	0	0	0	13,473,355	0	0
	TOTAL	36,558,561	63,493,865	52,183,555	50,031,916	51,094,533	36,558,561
Bruce L. Tanner	Supplemental Pension	0	9,311,653	0	0	0	0
	LTIP	0	4,036,414	1,260,337	1,260,337	1,260,337	0
	Options	0	1,864,298	1,864,298	319,012	1,864,298	0
	RSUs	0	2,931,457	2,931,457	795,529	2,931,457	0
	Executive Severance	0	0	0	1,472,855	0	0
	TOTAL	0	18,143,821	6,056,092	3,847,733	6,056,092	0
Marillyn A. Hewson	Supplemental Pension	12,953,037	12,953,037	12,953,037	12,953,037	12,953,037	12,953,037
	LTIP	805,686	3,301,416	805,686	805,686	805,686	805,686
	Options	265,072	1,620,459	1,620,459	265,072	1,620,459	265,072
	RSUs	684,621	2,545,779	2,545,779	684,621	2,545,779	684,621
	Executive Severance	0	0	0	2,500,052	0	0
	TOTAL	14,708,416	20,420,691	17,924,961	17,208,468	17,924,961	14,708,416
Linda R. Gooden	Supplemental Pension	10,271,449	10,271,449	10,271,449	10,271,449	10,271,449	10,271,449
	LTIP	1,075,485	3,170,814	1,075,485	1,075,485	1,075,485	1,075,485
	Options	269,700	1,403,964	1,403,964	269,700	1,403,964	269,700
	RSUs	662,012	2,261,850	2,261,850	662,012	2,261,850	662,012
	Executive Severance	0	0	0	1,296,911	0	0
	TOTAL	12,278,646	17,108,077	15,012,748	13,575,557	15,012,748	12,278,646
Joanne M. Maguire	Supplemental Pension	3,126,709	3,126,709	3,126,709	3,126,709	3,126,709	3,126,709
	LTIP	912,728	3,021,451	912,728	912,728	912,728	912,728
	Options	230,272	1,382,175	1,382,175	230,272	1,382,175	230,272
	RSUs	609,587	2,206,870	2,206,870	609,587	2,206,870	609,587
	Executive Severance	0	0	0	1,288,967	0	0
	TOTAL	4,879,286	9,737,205	7,628,482	6,168,263	7,628,482	4,879,296
Christopher E. Kubasik	Supplemental Pension	0	7,181,618	0	0	0	0
	LTIP	0	0	0	0	0	0
	Options	0	0	0	0	0	0
	RSUs	0	0	0	0	0	0
	Executive Severance	0	0	0	0	0	0
	Separation Agreement	0	0	0	0	0	3,500,000
	TOTAL	0	7,181,618	0	0	0	3,500,000

Termination/Resignation

Resignation by executives who are eligible for retirement, for purposes of this table, is treated as retirement. Mr. Tanner and Mr. Kubasik were not eligible for retirement on December 31, 2012; Mr. Stevens, Ms. Hewson, Ms. Gooden, and Ms. Maguire were eligible for retirement. Mr. Kubasik resigned on November 9, 2012.

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Supplemental Pension

The Supplemental Pension lump sum value was calculated using plan assumptions and age of executive as of December 31, 2012. Payments under the Supplemental Pension do not commence prior to age 55, except in the case of a change in control. Mr. Tanner and Mr. Kubasik had not attained age 55 by December 31, 2012, and would be eligible for an immediate lump sum for a December 31, 2012, termination only in the event of a change in control. The lump sum payable to each of them upon change in control has been reduced to reflect early payment. The Supplemental Pension assumptions in effect for December 31, 2012, are 4.00% discount rate and 1983 Group Annuity Mortality table. The Supplemental Pension assumptions are different than the assumptions used to calculate the accrued benefit reported in the “2012 Pension Benefits” table. In the event of any other termination, Mr. Tanner’s and Mr. Kubasik’s accrued pension benefit would be payable at age 55.

Long-Term Incentive Performance

The 2011-2013 and 2012-2014 LTIP periods were not completed at December 31, 2012 (“Incomplete Periods”), and there is no payout until the end of each period. NEOs who terminate during an Incomplete Period due to retirement, death, disability, divestiture, or layoff are eligible for a prorated award at the end of the performance period; the only circumstance in which a payment would be accelerated and paid during an Incomplete Period would be for a change in control in which case a prorated payment would be made following a change in control. For the Incomplete Periods, the amounts shown in this table include only the payments that would have been accelerated and paid on December 31, 2012, in the event of a change in control. The 2010-2012 and 2009-2011 LTIP performance periods were completed on December 31, 2012 and 2011, respectively (“Completed Periods”). Following the completion of each of these periods, 50% of the amount earned for the period was paid to the executive in the following January. The LTIP award agreement for 2010-2012 and 2009-2011 requires mandatory deferral of the remaining 50% of the award for two years. For the Completed Periods, the amounts shown in this table include the 50% mandatorily deferred portion that would be accelerated in the event of retirement, death, disability, divestiture, layoff, or change in control. NEOs who voluntarily resign during the mandatory deferral period of the Completed Periods forfeit the mandatorily deferred portion.

Stock Options

The value attributable to the vesting of stock options was based upon the number of unvested stock options multiplied by the difference between the closing price of our stock on December 31, 2012 ($92.29) and the option exercise price. As of December 31, 2012, portions of stock option grants made in 2012, 2011, and 2010 were unvested. See “Outstanding Equity Awards at 2012 Fiscal Year-End” table for terms of option grants.

Restricted Stock Units

The value attributable to the vesting of RSUs was based upon the closing price of our stock on December 31, 2012 ($92.29). All 2012 RSUs would be forfeited for retirement or layoff occurring on December 31, 2012. RSUs granted in 2010 and 2011 vest on a prorated basis for a retirement or layoff occurring on December 31, 2012. Mr. Stevens’ 2006 RSU agreement does not contain vesting provisions for retirement, divestiture or layoff. RSUs have a double trigger in the event of a change in control (termination following the change in control); the table assumes both elements of the double trigger occurred. Amounts for the RSUs granted in 2012 that vest on account of change in control, death, disability or divestiture include dividend equivalents accrued prior to the vesting date. Amounts for the RSUs granted in 2011 that vest on account of termination or change in control include dividend equivalents accrued prior to the vesting date.

Executive Severance

The total amounts projected for severance payments due to layoff are based on the plan approved by the Board in 2008. It includes payment for salary and target bonus equivalent to one year’s payment (2.99 years for Mr. Stevens) and estimated costs for benefits continuation for one year, outplacement services, and relocation assistance (if required under the plan terms).

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DIRECTOR COMPENSATION

2012 Annual Directors’ Compensation (Non-Employee Directors)

Annual Cash Retainer	$130,000
Annual Equity Retainer	$110,000 payable under the Lockheed Martin Corporation 2009 Directors Equity Plan (“Directors Equity Plan”)
Committee Chairman Fees	$12,500 (other than Audit Committee Chairman)
Audit Committee Chairman Fees	$20,000
Lead Director Fees	$25,000
Deferred Compensation Plan	Deferral plan for cash retainer
Stock Ownership Guidelines	Ownership in common stock or stock units that has a value equivalent to two times the annual retainer within five years of joining the Board*
Travel Accident Insurance	$1,000,000
Director education	Reimbursed for costs and expenses

*

Each non-employee director has exceeded the stock ownership guidelines, with the exception of Mrs. Brewer who joined our Board in April 2011 and has until April 2016 to satisfy the ownership guidelines. Mrs. Brewer defers a portion of her cash compensation in stock units.

The retainer for services as a non-employee director was established as $220,000 (split equally between cash and equity) in November 2006, with no changes made to the retainer in the following five years. In June 2012, the Governance Committee reviewed data from 2011 proxy statements of the companies that compose the peer group we use for benchmarking executive compensation and determined that the Corporation’s director compensation program was below the median or market for director compensation overall. Based on this information, the Governance Committee recommended (and the Board approved) an increase in the annual retainer to $260,000 beginning on January 1, 2013. The portion of the increase attributable to the remainder of 2012 ($20,000) was paid in cash in the second half of 2012. For 2013, the non-employee director annual retainer of $260,000 (not including Lead Director or committee chairman fees) will be paid 50% in cash and 50% in equity.

The cash portion of the non-employee director retainer is paid quarterly. The Directors Equity Plan governs the equity portion of the non-employee director retainer. For 2012, the equity portion of the retainer remained at $110,000 and each non-employee director had the opportunity to elect to receive:

•

A number of stock units with an aggregate grant date fair value of $110,000 on January 30, 2012; or

•

Options to purchase a number of shares of Lockheed Martin common stock, which options had an aggregate grant date fair value equal to $110,000 on January 30, 2012; or

•

A combination of stock units with an aggregate grant date fair value equal to $55,000 and options to purchase a number of shares of Lockheed Martin common stock which options had an aggregate grant date fair value equal to $55,000 on January 30, 2012.

The Directors Equity Plan provides that a director eligible for retirement at the next Annual Meeting receives a prorated grant (one-third) for the four months of service prior to the Annual Meeting. Except in certain circumstances, options and stock units vest 50% on June 30 and 50% on December 31 following the grant date. Upon a change in control or a director’s retirement, death, or disability, the director’s stock units and outstanding options become fully vested, and the director has the right to exercise the options. Upon a director’s termination of service from our Board, we distribute the vested stock units, at the director’s election, in whole shares of stock or in cash, in a lump sum, or in annual installments over a period of up to 20 years. Prior to distribution, a director has no voting, dividend, or other rights with respect to the stock units held under the Directors Equity Plan, but is credited with additional stock units representing dividend equivalents (converted to stock units based on the closing price of our stock on the dividend payment dates). The options have a term of ten years.

The Directors Equity Plan provides that the grants are made with respect to a calendar year on the second business day following the later of (i) the date of the first regular meeting of the Board in each calendar year, or (ii) the date on which the Corporation publicly releases its financial results for the previous calendar year; provided that if the second business day is later than February 15, the award date is February 15 (or the next business day if February 15 is not a business day). The exercise price (in the case of option grants) is the closing price of our stock on the NYSE on the date of grant.

The Lockheed Martin Corporation Directors’ Deferred Compensation Plan (“Directors’ Deferred Compensation Plan”) provides non-employee directors the opportunity to defer up to 100% of the cash portion of their fees. Deferred amounts earn interest at a rate that tracks the performance of (i) the interest rate under the CAS 415 rate; (ii) one of the investment options available under the employee deferred compensation plans; or (iii) our company stock (with dividends reinvested), at the director’s election. The CAS 415 rate option was closed to new deferrals on July 1, 2009; amounts deferred before that date may continue to use the CAS 415 rate until such time as they are transferred to another available earnings option under the plan. Deferred fees are distributed in a lump sum or in up to 15 installments commencing at a designated time following termination.

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2012. Mr. Stevens and Ms. Hewson did not receive separate compensation for their service as a director.

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2012 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(f)	(g)	(h)
Nolan D. Archibald	142,500	110,000	0	0	10,000	262,500
Rosalind G. Brewer	130,000	110,000	0	0	10,000	250,000
David B. Burritt	150,000	55,000	55,000	0	12,785	272,785
James O. Ellis, Jr.	142,500	110,000	0	0	6,042	258,542
Thomas J. Falk	130,000	110,000	0	0	11,553	251,553
Gwendolyn S. King	142,500	110,000	0	0	214	252,714
James M. Loy	130,000	110,000	0	0	500	240,500
Douglas H. McCorkindale	167,500	55,000	55,000	0	9,685	287,185
Joseph W. Ralston	130,000	110,000	0	0	0	240,000
Anne Stevens	142,500	110,000	0	0	1,833	254,333

Fees Earned or Paid in Cash (Column (b))

Represents the aggregate dollar amount of 2012 fees earned or paid in cash for services as a director, including annual retainer fees, committee chairman fees, and Lead Director fee.

Stock Awards (Column (c))

Represents the aggregate grant date fair value computed in accordance with ASC 718 for awards of stock units in 2012 under the Directors Equity Plan. The grant date fair value is the closing price of our stock on the date of grant (January 30, 2012) ($82.01). For 2012, each of Mr. Archibald, Mrs. Brewer, Mr. Ellis, Mr. Falk, Mrs. King, Mr. Loy, Mr. Ralston, and Ms. Stevens was credited with 1,341 stock units with an aggregate grant date fair value of $110,000; each of Mr. Burritt and Mr. McCorkindale was credited with 671 stock units with an aggregate grant date fair value of $55,000. The outstanding number of stock units credited to each director under the Directors Equity Plan (and the comparable plan in place prior to January 1, 2009), as of December 31, 2012, were Mr. Archibald 16,702; Mrs. Brewer 2,411; Mr. Burritt 3,465; Mr. Ellis 12,166; Mr. Falk 3,734; Mrs. King 24,333; Mr. Loy 11,002; Mr. McCorkindale 9,888; Mr. Ralston 15,200; and Ms. Stevens 13,893. The outstanding number of stock units credited under the Lockheed Martin Corporation Directors’ Deferred Stock Plan (“Directors’ Deferred Stock Plan”) as of December 31, 2012, was 1,382 for Mrs. King. Effective May 1, 1999, no additional shares may be awarded under the Directors’ Deferred Stock Plan.

Option Awards (Column (d))

Represents the aggregate grant date fair value computed in accordance with ACS 718 of the options granted to Mr. Burritt and Mr. McCorkindale in 2012. We awarded each of Mr. Burritt and Mr. McCorkindale 5,203 options with an aggregate grant date fair value of $55,000. The grant date fair value for options granted ($10.57 per share) is determined using the Black-Scholes methodology and is based on the closing price of our stock on January 30, 2012 ($82.01). The assumptions used in determining the grant date fair value of the options are set forth in Note 11 to our financial statements contained in our 2012 Annual Report. The aggregate outstanding number of stock options held by each director, as of December 31, 2012, was Mr. Burritt 18,918 and Mr. McCorkindale 30,214. The grant date fair value for options remains the same through the vesting period and no adjustment is made to reflect an increase or decrease in our stock price.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (f))

For 2012, there were no above-market earnings on deferred compensation (above 120% of the applicable federal rate published by the IRS).

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All Other Compensation (Column (g))

Perquisites and other personal benefits provided to directors did not exceed $10,000. All other compensation includes matching contributions made to eligible universities, colleges, and other non-profit organizations under the Corporation’s matching gift programs. The Corporation’s matching contribution includes the following charitable contributions made in 2012 or to be made by the Corporation in 2013 to match a contribution or activity in the prior year: Mr. Archibald $10,000; Mrs. Brewer $10,000; Mr. Burritt $11,000; Mr. Ellis $6,000; Mr. Falk $10,000; Mr. Loy $500; and Mr. McCorkindale $9,500. The matching gift programs are the same as the programs generally available to employees. Other amounts include tax assistance on travel expenses for a spouse accompanying a director while on business travel.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Directors and Executive Officers

The following table shows Lockheed Martin common stock beneficially owned by and stock units credited to each NEO, director, nominee and all NEOs, directors, nominees, and other executive officers as a group as of February 1, 2013. Except as otherwise noted, the named individuals had sole voting and investment power with respect to such securities. No director, nominee, or NEO, individually or as a group, beneficially owned more than one percent of our outstanding common stock. All amounts are rounded to the nearest whole share. No shares have been pledged. The address of each director, nominee, and executive officer is c/o Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

Name	Common Stock[1,2]		Stock Units		Total
Nolan D. Archibald	16,702		1,455	[6]	18,157
Rosalind G. Brewer	2,411		2,686	[6,7]	5,097
David B. Burritt	18,918		8,921	[6,7]	27,839
James O. Ellis, Jr.	12,366		1,455	[6]	13,821
Thomas J. Falk	5,250	[3]	5,189	[6]	10,439
Linda R. Gooden	286,443		30,299	[8,9,10]	316,742
Marillyn A. Hewson	197,338		71,930	[8,9,10]	269,268
Gwendolyn S. King	675	[4]	27,171	[6,11]	27,846
James M. Loy	0		12,458	[6]	12,458
Joanne M. Maguire	197,193		42,831	[8,9,10]	240,024
Douglas H. McCorkindale	42,274		14,061	[6,7]	56,335
Joseph W. Ralston	15,200		1,455	[6]	16,655
Anne Stevens	13,893		1,455	[6]	15,348
Robert J. Stevens	1,711,804	[5]	180,278	[8,9,10]	1,892,082
Bruce L. Tanner	306,357		57,244	[8,9,10]	363,601
All directors, nominees and executive officers as a group (21 individuals including those named above)	3,163,958		625,049		3,789,007

(1)

Includes common stock not currently owned but which could be acquired within 60 days following February 1, 2013 through the exercise of stock options for Mr. Burritt 18,918; Ms. Gooden 264,038; Ms. Hewson 183,134; Ms. Maguire 162,228; Mr. McCorkindale 30,214; Mr. Stevens 1,509,951; and Mr. Tanner 276,524. Includes shares payable at termination with respect to vested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 16,702; Mrs. Brewer 2,411; Mr. Ellis 12,166; Mr. McCorkindale 9,888; Mr. Ralston 15,200; and Ms. Stevens 13,893. Units for which a director has elected payment in cash are reported in the “Stock Units” column. There are no voting rights associated with stock units.

(2)

Includes shares attributable to the participant’s account in the Lockheed Martin Salaried Savings Plan for Ms. Gooden 6,621; Ms. Hewson 301; Ms. Maguire 27; Mr. Stevens 245; and Mr. Tanner 2,036. Participants have voting power and investment power over the shares.

(3)

Represents shares beneficially owned by Mr. Falk and his spouse through a family limited partnership.

(4)

Represents shares held jointly by Mrs. King and her spouse with shared voting or investment power.

(5)

Includes 5,000 shares held jointly by Mr. Stevens and his spouse with shared voting or investment power.

(6)

Includes stock units under the Directors Equity Plan for Mr. Burritt 4,192; Mr. Falk 5,189; Mrs. King 25,789; and Mr. Loy 12,458 for which directors have elected to receive distributions of units in the form of cash. Includes shares payable at termination with respect to unvested stock units credited under the Directors Equity Plan for which a director has elected payment in stock for Mr. Archibald 1,455; Mrs. Brewer 1,455; Mr. Ellis 1,455; Mr. McCorkindale 728; Mr. Ralston 1,455; and Ms. Stevens 1,455. There are no voting rights associated with stock units.

(7)

Includes stock units under the Directors’ Deferred Compensation Plan representing deferred cash compensation for Mrs. Brewer 1,231; Mr. Burritt 4,729; and Mr. McCorkindale 13,333. The stock units (including dividend equivalents credited as stock units) are distributed in the form of cash. There are no voting rights associated with stock units.

(8)

Includes stock units attributable to the participant’s account under the DMICP (including units credited under the LTIP awards) for Ms. Gooden 13,108; Ms. Hewson 15,874; Ms. Maguire 25,281; Mr. Stevens 72,183; and Mr. Tanner 18,931. Although most of the units will be distributed following termination or retirement in shares of stock, none of the units are convertible into shares of stock within 60 days of February 1, 2013. There are no voting rights associated with stock units.

(9)

Includes stock units attributable to the participant’s account under the NQSSP for Ms. Hewson 1,297; Ms. Maguire 206; Mr. Stevens 5,146; and Mr. Tanner 2,765. Amounts credited to a participant’s account in the NQSSP are distributed in cash following termination of employment. There are no voting rights associated with stock units.

(10)

Includes unvested RSUs for Ms. Gooden 17,191; Ms. Hewson 54,759; Ms. Maguire 17,345; Mr. Stevens 102,948; and Mr. Tanner 35,548. The RSUs represent a contingent right to receive one share of common stock. There are no voting rights associated with RSUs.

(11)

Includes 1,382 stock units under the Directors’ Deferred Stock Plan for Mrs. King. There are no voting rights associated with stock units.

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Security Ownership of Certain Beneficial Owners

The following table shows information regarding each person known to be a “beneficial owner” of more than 5% of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address	Amount of Common Stock	Percent of Outstanding Shares
State Street Corporation[1] State Street Financial Center One Lincoln Street Boston, MA 02111	61,075,638	18.9
Capital World Investors[2] 333 South Hope Street Los Angeles, CA 90071	39,721,556	12.3
Massachusetts Financial Services Company[3] 111 Huntington Avenue Boston, MA 02199	17,595,510	5.4

(1)

As reported on a Schedule 13G filed on February 12, 2013, as amended by a Schedule 13G/A filed on February 19, 2013 by State Street Corporation (“State Street”), State Street and its direct and indirect subsidiaries, acting in various capacities, had beneficial ownership, in the form of sole voting power with respect to 2,155,922 shares, shared voting power with respect to 58,919,716 shares, and shared dispositive power with respect to 61,075,638 shares, of which 50,720,985 shares were held as trustee, independent fiduciary and/or investment manager for various Lockheed Martin employee benefit plans.

(2)

As reported on a Schedule 13G filed on February 13, 2013 by Capital World Investors, a division of Capital Research and Management Company (“CRMC”), Capital World Investors is deemed to be the beneficial owner of such shares, as a result of CRMC acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital World Investors has sole dispositive power over such shares and sole voting power over 27,881,556 shares.

(3)

As reported on a Schedule 13G filed on February 13, 2013 by Massachusetts Financial Services Company (“MFS”), MFS and/or certain other non-reporting entities had beneficial ownership with sole dispositive power and sole voting power over 15,547,754 shares.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors (and persons who own more than 10% of our equity securities) file reports of ownership and changes in ownership with the SEC, the NYSE, and with us. Based solely on our review of copies of forms and written representations from reporting persons, we believe that all ownership filing requirements were timely met during 2012.

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STOCKHOLDER PROPOSALS

The stockholders identified below have submitted the following proposals to be voted upon at the Annual Meeting. In accordance with SEC rules, we are reprinting the proposals and supporting statements as they were submitted to us. The Corporation is not responsible for the contents thereof or any inaccuracies they may contain.

Proposal 4:   Stockholder Proposal by John Chevedden

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of no less than 100 shares of common stock of the Corporation having a market value greater than $2,000, has notified the Corporation that he intends to present the following proposal at this year’s Annual Meeting:

Proposal 4 – Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent includes all issues that shareholders may propose. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law.

The shareholders of Wet Seal (WTSLA) successfully used written consent to replace certain underperforming directors in October 2012.

This proposal topic could potentially receive our majority vote depending on one or two factors: If our directors are neutral on this topic and/or if our directors are willing to make it as easy to vote for this proposal as to vote against it. Had this proposal been on our 2012 ballot it could take only one-click to vote against this proposal – but 15-clicks to vote in favor of it due to our biased Internet voting system.

This proposal should also be evaluated in the context of our Company’s overall corporate governance as reported in 2012:

GMI/The Corporate Library, an independent investment research firm, rated our company “D” with “High Governance Risk.” Also “Very High Concern” in Executive Pay - $25 million for our Chairman Robert Stevens. Mr. Stevens was given $1.6 million for security and a $350,000 tax gross-up. Because such pay is not directly tied to performance, it is difficult to justify in terms of shareholder value. Annual incentive pay for our highest paid executives was largely subjective. More than 30% of voting shareholders rejected say on executive pay in 2012 and 2011. Only 154 Russell 3000 companies recorded lower approval rates for 2011 according to GMI. Our directors even spent extra money in promoting our yes-votes for the excessive executive pay that they approved.

Directors James Loy and Joseph Ralston were potentially conflicted since they were employed by The Cohen Group, which billed Lockheed $700,000 for consulting. Director Gwendolyn King was negatively flagged by GMI for her tenure on the Marsh & McLennan board while Marsh was sued by the New York State Attorney General for alleged bid rigging, price fixing, and kickbacks.

Ironically Ms. King chaired our Ethics Committee and was on our nomination committee as Lockheed ousted its incoming CEO, Christopher Kubasik, for having a “close personal relationship” with a Lockheed subordinate and selected Marillyn Hewson as our new CEO. Nolan Archibald and Douglas McCorkindale, who received our high negative votes, were also on this committee. Finally, our Chairman and Ms. King worked together on the Monsanto board, raising concerns about intra-board relationships that can compromise a director’s independence.

Please encourage our board to respond positively to this proposal to protect shareholder value:

Right to Act by Written Consent – Proposal 4

Board of Directors Statement in Opposition to Proposal 4

Your Board does not believe that the proposed stockholder written consent arrangement is an appropriate corporate governance model for a widely-held public company. This proposal has the potential to be cumbersome and time consuming, and may create confusion among our stockholders. Multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of special or self-interested issues. It also is possible that consent solicitations may conflict with one another or be duplicative, or may be directed at the interests of a group of stockholders and not at the interests of the Corporation or the stockholders as a whole.

Matters that are sufficiently important to require stockholder approval should be communicated in advance, so that they can be considered and voted upon by all stockholders based on appropriate and timely disclosure. This proposal would allow a group of stockholders to take action by written consent without prior communication to all stockholders of the proposed action or the reasons for the action. In that regard, this proposal disenfranchises stockholders who do not have the opportunity to participate in the process. Maryland law only permits stockholders to take action by less than unanimous written consent if it is expressly authorized in a corporation’s charter. Because Lockheed Martin’s Charter does not provide for stockholder action by less than unanimous written consent, all stockholders currently have an opportunity to consider any action subject to stockholder approval sufficiently in advance of the action being taken.

Requiring that all stockholder business be acted upon at a meeting is an inherently more democratic and open process than this proposal and helps to ensure the accuracy and completeness of information presented to stockholders to obtain their approval. The Corporation’s Bylaws require minimum advance notice and disclosures regarding the matters to be presented and voted upon at meetings, as well as relevant information about the interests of the proponents of such actions. The Board believes that its members, as elected representatives charged with pursuing the best interests of the Corporation, should be provided the opportunity to consider stockholder proposals carefully, so that the Board may make appropriate recommendations to stockholders regarding the proposals.

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The Board believes that an open and candid dialogue between the Board, management and stockholders is in the Corporation’s best interests. To foster that dialogue, the Board has an established mechanism for stockholders to raise important matters outside the annual meeting cycle. Stockholders may communicate confidentially at any time with the Lead Director or with the non-management directors as a group (see details on page 79). The Board also encourages management, consistent with the Corporation’s obligations under the securities laws, to disseminate information about the business broadly. Members of senior management regularly participate in conferences and other forums with stockholders and the investment community where there are opportunities to provide updates about the Corporation’s plans and progress toward achievement of our objectives. Management also regularly seeks input from stockholders on governance issues.

As part of the Board’s continuous review of, and commitment to, best corporate governance practices and as a result of management’s ongoing dialogue with stockholders, in recent years the Corporation has adopted a number of governance changes. In recent years, the Board has amended the Corporation’s Bylaws to reduce the percentage of shares that an individual stockholder or group of stockholders must own to cause the Corporate Secretary to call a special meeting of stockholders (see further discussion on page 13). These changes have been implemented by the Board with a view toward balancing stockholders’ rights to call a special meeting between annual meetings and the desire to enable the Board and management to focus their energies and attention on the business of the Corporation. The Corporation also adopted a majority vote standard for uncontested director elections and eliminated certain supermajority vote provisions in the Corporation’s Charter. In addition, each member of the Board is elected annually, all of the current directors (except for two management directors) are independent, and the Corporation does not have a “Poison Pill.” Finally, our current practice of not authorizing action by less than unanimous written consent is consistent with the approach taken by the majority of widely-held public companies. As has been its practice, the Board will continue to review best corporate governance practices and adopt those it believes, in light of specific circumstances, serve the best interests of the Corporation.

The Board of Directors recommends a vote AGAINST Proposal 4.

Proposal 5:    Stockholder Proposal by the American Federation of State, County and Municipal Employees, AFL-CIO Employees Pension Plan

The American Federation of State, County and Municipal Employees (AFSCME) Employees Pension Plan, 1625 L Street, N.W., Washington, D.C. 20036-5687, the beneficial owner of 2,031 shares of common stock of the Corporation having a market value greater than $2,000, has notified the Corporation that it intends to present the following proposal at this year’s Annual Meeting:

RESOLVED: The stockholders of Lockheed Martin Corporation (“Lockheed” or the “Company”) request the Board of Directors to adopt a policy, and amend the bylaws as necessary, to require the Chair of the Board of Directors to be an independent member of the Board. This independence requirement shall apply prospectively so as not to violate any Company contractual obligation at the time this resolution is adopted. Compliance with this policy is waived if no independent director is available and willing to serve as Chair.

SUPPORTING STATEMENT

Robert Stevens is stepping down as Lockheed’s CEO, but he will remain as chair. Marillyn Hewson will serve as CEO. We believe the board’s retaining a former CEO as chair weakens a corporation’s governance structure, which can harm shareholder value. Having a former CEO serve as chair is often called the “apprentice” model, and studies show that reliance on the apprentice model can lead to underperformance. A 2010 study found apprenticed CEOs underperformed non-apprenticed CEOs on average (CEO Succession 2000—2009: A Decade of Convergence and Compression, Booz & Co. Summer 2010), while a 2007 study found that companies in which CEOs served while the previous CEO was chair performed significantly worse for investors from 1998 – 2006 (The Era of the Inclusive Leader, Booz Allen Hamilton, Summer 2007).

In our view, shareholder value is enhanced by having an independent board chair; independence ensures a balance of power between the CEO and the board and supports strong board leadership. The primary duty of a board of directors is to oversee the management of a company on behalf of its shareholders. We believe that having a former CEO also serve as chair creates a conflict of interest that can result in excessive management influence on the board and weaken the board’s oversight of management.

An independent board chair has been found in academic studies to improve the financial performance of public companies. A 2007 Booz & Co. study found that in 2006, all of the underperforming North American companies with long-tenured CEOs lacked an independent board chair (The Era of the Inclusive Leader, Booz Allen Hamilton, Summer 2007). A more recent study found that, worldwide, companies are now routinely separating the jobs of chair and CEO: in 2009 less than 12 percent of incoming CEOs were also made chair, compared with 48 percent in 2002 (CEO Succession 2000—2009: A Decade of Convergence and Compression, Booz & Co., Summer 2010).

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We believe that independent board leadership would be particularly constructive at Lockheed, where Robert Stevens was named as one of the S&P 500’s Overpaid 25 for both 2011 and 2010 (Pay Dirt 2011 and 2010, Glass Lewis). What’s more, in 2011, Stevens received nearly four times the average compensation of the other named executive officers. Academic research shows pay inequity is associated with lower firm value and greater CEO entrenchment (Lucian Bebchuk, “Pay Distribution in the Top Executive Team,” February 2007).

We urge stockholders to vote for this proposal.

Board of Directors Statement in Opposition to Proposal 5

Your Board believes that no single, one-size fits all, board-leadership model is universally or permanently appropriate. The Board believes that Lockheed Martin and its stockholders are best served by having the flexibility to choose the best and most appropriate structure at any particular time. Adopting a policy to restrict that discretion would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Chairman and/or CEO. The Board already possesses the authority to separate the positions of Chairman and CEO and to elect an independent Chairman if it deems such action appropriate. The policy advocated by this proposal would take away your Board’s flexibility to evaluate and change the structure of our Chairman and CEO positions, as and when appropriate, to best serve the interests of the Corporation and our stockholders.

The positions of Chairman and CEO were combined at Lockheed Martin from 2005 through 2012. Effective January 1, 2013, the positions were separated to assist with facilitating an orderly transition of leadership to a new CEO. In the past, the positions have been separated when deemed appropriate by the Board. This has proved especially useful to facilitate executive leadership training, succession, and orderly transitions.

The Board believes that its independence and oversight of management are effectively maintained through alternative means. In 2009, the Board created the position of Lead Director and structured the role to ensure effective and independent leadership on the Board. The independent Lead Director performs a very important and significant role in shaping the work of the Board and ensuring its effectiveness and independence from management. The Lead Director, currently Mr. McCorkindale, is appointed by and from the independent board members and consults regularly with the Chairman regarding Board and corporate governance matters. He presides at all the meetings of the Board at which the Chairman is not present, has the authority to call and lead non-management director and independent director sessions, can retain independent legal, accounting, or other advisors in connection with these sessions, and facilitates communication between the Chairman and independent directors. In January 2012, the Board amended the Corporation’s Bylaws to enhance further the authority of the Lead Director to include the power to call special meetings of the Board and to approve the agendas for meetings of the Board and its Committees; and in 2013, we further clarified that the Lead Director has authority to approve the topics and schedules of Board meetings, approve information sent to the Board and call a special meeting of independent directors.

There is no established consensus that separating the roles of the Chairman and CEO is always the best practice or that such a separation results in enhanced returns for stockholders. The majority of U.S. companies have not implemented the structure recommended by this proposal.

Your Board believes that adopting the policy advocated by this proposal would reduce the Corporation’s flexibility and would not provide any corresponding benefit, particularly in light of the Corporation’s independent Board structure and the role of its independent Lead Director.

At the 2012 Annual Meeting of Stockholders, stockholders rejected by a wide margin a similar proposal by the same proponent. There were 169,576,894 votes cast against the proposal, 99,352,425 votes for the proposal, 5,664,073 abstentions, and 24,652,023 broker non-votes.

The Board of Directors recommends a vote AGAINST Proposal 5.

Proposal 6:    Stockholder Proposal by the Sisters of St. Francis of Philadelphia and other religious groups

The Sisters of St. Francis of Philadelphia, 609 South Convent Road, Aston, Pennsylvania 19014-1207; the School Sisters of Notre Dame Cooperative Investment Fund, 345 Belden Hill Road, Wilton, CT 06897; and the Congregation of Sister of St. Agnes, 320 County Road K, Fond du Lac, WI 54935; each, as the beneficial owner of shares of common stock of the Corporation having a market value greater than $2,000, have notified the Corporation that they intend to present the following proposal at this year’s Annual Meeting:

Lobbying 2013

Whereas, corporate lobbying exposes our company to risks that could affect the company’s stated goals, objectives, and ultimately shareholder value, and

Whereas, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company’s lobbying to assess whether our company’s lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value.

Resolved, the shareholders of Lockheed Martin Corporation (“Lockheed”) request that the Board authorize the preparation of a report, updated annually, disclosing:

1.

Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.

Payments by Lockheed used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

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3.

Lockheed’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.

Description of the decision making process and oversight by management and the Board for making payments described in section 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Lockheed is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and posted on the company’s website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. We believe such disclosure is in shareholders’ best interests. Lockheed’s lobbying efforts have garnered negative press (“Lockheed Martin goes to bat for oppressive regime,” Salon, January 4, 2012 and “Lockheed Martin’s Creative Lobbying,” The American Prospect, June 26, 2012). Lockheed is a member of the Chamber of Commerce, characterized as “by far the most muscular business lobby group in Washington” (“Chamber of Secrets,” Economist, April 21, 2012). Absent a system of accountability, company assets could be used for objectives contrary to Lockheed’s long-term interests. While Lockheed discloses some trade association dues, it does not disclose all payments to trade associations which often far exceed dues.

Lockheed spent over $15 million in 2011 on direct federal lobbying activities (opensecrets.org). Lockheed has employed 85 lobbyists in eight states since 2003 (followthemoney.org). These figures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition and do not include lobbying expenditures in states that do not require disclosure. Lockheed does not disclose membership in or payments to tax-exempt organizations that write and endorse model legislation, such as ALEC.

Board of Directors Statement in Opposition to Proposal 6

Your Board has carefully considered this stockholder proposal and has concluded that the proposal is unnecessary, not in the best interests of the Corporation, and is substantially redundant to our existing public disclosures and corporate practices.

We are committed to participating in the political process in a responsible way that serves the bests interests of the Corporation. The Corporation operates in the highly regulated global security industry, and our operations are affected by the actions of elected and appointed officials at many levels of government. We believe the Corporation’s best interests are served by engaging with policymakers on an ongoing basis and presenting a single, consistent message to the U.S. government and our other customers. We are actively involved in the legislative and regulatory processes affecting defense and global security matters. Our activities include advocacy efforts at the federal and state levels, thought leadership regarding global security trends and other important issues impacting the Corporation and our customers, educational outreach and promotion, and other related activities.

We disclose extensive information about our advocacy efforts and associated expenditures, and we subject our activities to comprehensive Board oversight. We provide a Political Disclosure report on our website (at www.lockheedmartin.com/us/who-we-are/corporate-governance/political-disclosures.html) and comply fully with all state and federal laws concerning the disclosure of our lobbying expenses. Our federal and state lobbying disclosure reports are publicly available and provide extensive detail regarding the Corporation’s lobbying expenses and the nature of its lobbying activities. As described in the Political Disclosure report provided on our website, the Ethics and Sustainability Committee of our Board, which is composed entirely of independent directors, monitors our advocacy efforts, government affairs activities and political spending, receives reports from management on these matters, supervises the policies and reviews the purposes and benefits of these activities. Furthermore, our Code of Ethics and Business Conduct stresses the value we place on our reputation and our commitment to upholding the spirit of the laws relating to the legislative process, and highlights the Corporation’s internal policies and procedures that all employees are required to follow to ensure that our actions are consistent with these values.

We believe that it is in the best interest of our Corporation to belong to trade associations and industry groups, where we benefit from the general business, technical and industry standard-setting expertise these organizations provide. We include on our website and in our quarterly federal lobbying disclosure report (available at: http://disclosures.house.gov/ld/ ldsearch.aspx (Search Field: “Registrant Name” Criteria: “Lockheed”)), the amount of dues we pay to national trade associations, which are non-deductible as federal lobbying expenses, as well as any amounts spent on grass roots lobbying. Trade associations also are required to disclose their lobbying expenditures under the Lobbying Disclosure Act of 1995, and they report their lobbying expenditures to the United States Senate.

We do not believe that additional detailed disclosure of these amounts as contemplated by this proposal would be beneficial to our stockholders and potential investors. Adoption of this proposal would result in additional administrative burdens and cause us to expend resources in creating additional reports disclosing lobbying expenditures, duplicating many that are already publicly available.

The Board of Directors recommends a vote AGAINST Proposal 6.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Do I need an admission ticket to attend the Annual Meeting?

Yes. You must present both an admission ticket or proof of ownership and valid photo identification to attend the Annual Meeting.

•

If you received these materials by mail, your admission ticket is attached to your proxy card. Please detach the ticket and bring it with you to the meeting.

•

If you vote electronically through the Internet, you can print an admission ticket from the online site.

•

If you hold shares through an account with a bank or broker, contact your bank or broker to request a legally valid proxy from the owner of record to vote your shares in person. This will serve as your admission ticket.

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A recent brokerage statement or letter from your broker showing that you owned Lockheed Martin common stock (referred to as “common stock” or “stock”) in your account as of March 1, 2013 (the “Record Date”), also serves as an admission ticket.

If you do not have an admission ticket or proof of ownership and valid photo identification, you will not be admitted into the Annual Meeting.

Will there be a webcast of the Annual Meeting?

Yes. We will webcast the Annual Meeting live on April 25, 2013. To access the webcast, go to http://www.lockheedmartin.com/investor at 10:30 a.m. Central Daylight Time, on April 25, 2013. Stockholders who wish to access the webcast should pre-register on our website no later than 10:00 a.m., Central Daylight Time. Listening to our Annual Meeting webcast will not represent attendance at the meeting, and you will not be able to cast your vote as part of the live webcast.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 1, 2013 are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 321,866,749 shares outstanding. Each share outstanding on the Record Date is entitled to one vote on each proposal presented at the Annual Meeting. This includes shares held through Direct Invest, our dividend reinvestment and stock purchase plan, or through our employee benefit plans. Your proxy card shows the number of shares held in your account(s).

What is the difference between holding shares as a registered stockholder and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the “registered stockholder” of those shares. We mail the Proxy Materials and our Annual Report to you directly.

If your shares are held in a stock brokerage account or by a bank or other nominee (“street name”), you are considered the “beneficial owner” of the shares that are registered in street name. In this case, the Proxy Materials and our Annual Report were forwarded to you by your broker, bank, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions included in the mailing.

Employees with shares allocated in an employee benefit plan account will vote electronically and will not receive a paper mailing. Employees should review the information on procedures for voting by employees on page 76.

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What am I voting on and what are the Board’s voting recommendations?

Our stockholders will be voting on the following proposals:

Proposal	Description	Board’s Voting Recommendations
1	Election of 12 director-nominees	FOR all nominees
2	Ratification of appointment of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors	FOR Proposal 2
3	Advisory vote to approve the compensation of our NEOs (“Say-on-Pay”)	FOR Proposal 3
4-6	Stockholder proposals	AGAINST Proposals 4 – 6

Can other matters be decided at the Annual Meeting?

At the time this Proxy Statement went to press, we were not aware of any other matters to be presented at the Annual Meeting. If other matters are properly presented for consideration at the Annual Meeting, the proxy holders appointed by your Board (who are named on your proxy card if you are a registered stockholder) will have the discretion to vote on those matters in accordance with their best judgment on behalf of stockholders who provide a valid proxy by Internet, by telephone, or by mail.

What is the procedure for voting?

•

If your shares are registered in your name, you may vote using any of the methods described below.

•

If your shares are held in the name of a broker, bank, or other nominee, your nominee will provide you with instructions on the procedure for voting your shares. Employees with shares allocated in an employee benefit plan account should review the information on procedures for voting by employees on page 76.

•

If you hold shares in multiple accounts, you may receive multiple proxy material packages (electronically and/or by mail). Please be sure to vote all of your Lockheed Martin shares in each of your accounts in accordance with the voting instructions you receive.

By Internet or Telephone

You may vote your shares via the Internet at http://www.investorvote.com. Please have your proxy card in hand when you go online. You will have an opportunity to confirm your voting selections before your vote is recorded.

You can vote your shares by telephone by calling toll free 1-800-652-8683 within the U.S., Canada, and Puerto Rico, or 1-781-575-2300 from outside the U.S. Please have your proxy card in hand when you call. You will have an opportunity to confirm your voting selections before your vote is recorded.

Internet and telephone voting facilities for registered stockholders will be available 24 hours a day until 1:00 a.m., Eastern Daylight Time, on April 25, 2013. If you vote your shares on the Internet or by telephone, you do not have to return your proxy card.

The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee. You should follow the voting instructions in the materials that you received from your nominee.

By Mail

Mark, date, and sign the proxy card and return it in the postage-paid envelope provided. If voting instructions are provided, shares represented by the proxy card will be voted in accordance with the voting instructions.

If you want to vote in accordance with the Board’s recommendations, sign, date, and return the proxy card. The named proxy holders will vote signed but unmarked proxy cards in accordance with the Board’s recommendations.

If you are a registered stockholder, and the postage-paid envelope is missing, please mail your completed proxy card to Lockheed Martin Corporation, c/o Computershare Investor Services, P.O. Box 43116, Providence, RI 02940.

QR Code

Scan the QR code to vote with your mobile device.

In Person at the Annual Meeting

All registered stockholders may vote in person at the Annual Meeting. Voting your proxy electronically via the Internet, by telephone, or by mail does not limit your right to vote at the Annual Meeting. You also may choose to be represented by another person at the Annual Meeting by executing a legally valid proxy designating that person to vote on your behalf. If you are a beneficial owner of shares, you must obtain a legally valid proxy from your broker, bank, or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting. A legally valid proxy is an authorization from your broker, bank, or other nominee to vote the shares held in the nominee’s name that satisfies Maryland law and the SEC requirements for proxies.

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Can I change my proxy vote?

Yes. If you are a registered stockholder, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:

•

Returning a signed proxy card with a later date.

•

Authorizing a new vote electronically via the Internet or by telephone.

•

Delivering a written revocation of your proxy to the Senior Vice President, General Counsel and Corporate Secretary at Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817 before your original proxy is voted at the Annual Meeting.

•

Submitting a written ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other nominee. You also may vote in person at the Annual Meeting if you obtain a legally valid proxy from the registered stockholder as described in the answer to the previous question.

Your personal attendance at the Annual Meeting does not revoke your proxy. Unless you vote at the Annual Meeting, your last valid proxy prior to or at the Annual Meeting will be used to cast your vote.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain voting instructions will be voted:

•

FOR the election of 12 director-nominees listed in Proposal 1.

•

FOR the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the 2013 fiscal year in Proposal 2.

•

FOR the advisory vote to approve the compensation of our NEOs in Proposal 3.

•

AGAINST the stockholder proposals in Proposals 4, 5 and 6.

•

In the best judgment of the named proxy holders if any other matters are properly brought before the Annual Meeting.

How do I vote if I participate in one of the Corporation’s 401(k) or defined contribution plans?

As a participant in one of our employee 401(k) or defined contribution plans, you may direct the plan trustees how to vote shares allocated to your account(s) on a proxy voting direction or instruction card, by telephone, or electronically by the Internet. Most active employees who participate in these benefit plans will receive an email notification announcing Internet availability of this Proxy Statement and how to submit voting directions.

If you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan or other legal requirements.

Plan participants may attend the Annual Meeting, but may not vote plan shares at the Annual Meeting. If you wish to vote, whether you plan to attend the Annual Meeting or not, you should direct the trustee of your plan(s) how you wish to vote your plan shares no later than 11:59 p.m., Eastern Daylight Time, on April 22, 2013.

How many shares must be present to hold the Annual Meeting?

In order for us to conduct our Annual Meeting, a majority of the shares outstanding and entitled to vote as of March 1, 2013 must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, by telephone, or by mail in advance of the Annual Meeting and do not revoke the proxy.

Will my shares be voted if I don’t provide my proxy or instruction form?

Registered Stockholders

If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, or vote in person at the Annual Meeting.

Plan Participants

If you are a participant in one of our employee 401(k) or defined contribution plans and you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan or other legal requirements.

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Beneficial Owners

If you hold shares through an account with a broker and you do not provide voting instructions, under NYSE rules, your broker may vote your shares on routine matters only. The ratification of the appointment of Ernst & Young LLP (Proposal 2) is considered a routine matter, and your nominee can therefore vote your shares on that Proposal even if you do not provide voting instructions. Proposals 1, 3, 4, 5 and 6 are not considered routine matters, and your nominee cannot vote your shares on those Proposals unless you provide voting instructions. Votes withheld by brokers in the absence of voting instructions from a beneficial owner are referred to as “broker non-votes.”

What is the vote required for each proposal?

For Proposal 1, the votes that stockholders cast “FOR” a director-nominee must exceed the votes that stockholders cast “AGAINST” a director-nominee to approve the election of each director-nominee. For each of Proposals 2, 3, 4, 5 and 6, the affirmative vote of a majority of the votes cast is required to approve the proposal. Proposals 2, 3, 4, 5, and 6 are advisory and non-binding. The Board will review the voting results on these proposals and take the results into account when making future decisions regarding these matters. “Votes cast” exclude abstentions and broker non-votes.

What is the effect of an abstention?

A stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the Annual Meeting, but an abstention is not counted as a vote cast. An abstention has no effect for the vote on any proposal.

What is the effect of a broker non-vote?

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum, will not affect the outcome with respect to the election of directors, and will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the votes cast on the proposal.

Who will count the votes?

Representatives of Computershare will tabulate the votes and act as inspectors of election for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by the Corporation in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Annual Report and Proxy Statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. Stockholders who participate in householding will continue to receive separate proxy cards. We do not use householding for any other stockholder mailings, such as dividend checks, Forms 1099, or account statements.

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If you are eligible for householding, but received multiple copies of the Annual Report and Proxy Statement and prefer to receive only a single copy of each of these documents for your household, please contact Computershare, Shareholder Relations, P.O. Box 43078, Providence, RI 02940-3078, or call 1-877-498-8861. If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate Annual Report or Proxy Statement at this time or in the future, we will provide you with a separate copy. To obtain this copy, please contact Computershare as indicated above. If you own shares through a broker, bank, or other nominee, you should contact the nominee concerning householding procedures.

Shares held in an employee benefit plan cannot be combined with other shares. Accordingly, you will receive a separate solicitation and proxy for each employee benefit plan in which shares are held.

Can I receive a copy of the Annual Report?

Yes. We will provide a copy of our Annual Report without charge, upon written request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. Requests should be made in writing addressed to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817, by calling Lockheed Martin Shareholder Direct at 1-800-568-9758, or by accessing the Corporation’s website at http://www.lockheedmartin.com/investor.

Can I view the Proxy Statement and Annual Report on the Internet?

Yes. The Proxy Statement and Annual Report are available on the Internet at http://www.lockheedmartin.com/investor. Subject to the “householding” discussion above, all stockholders will receive paper copies of the Proxy Statement, proxy card, and Annual Report by mail unless the stockholder has consented to electronic delivery or is an employee with shares allocated in an employee benefit plan. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements, and other information regarding Lockheed Martin.

Can I choose to receive the Proxy Statement and Annual Report on the Internet instead of receiving them by mail?

Yes. If you are a registered stockholder or beneficial owner, you can elect to receive future Annual Reports and Proxy Statements on the Internet only and not receive copies in the mail by visiting Shareholder Services at http://www.lockheedmartin.com/investor and completing the online consent form. Your request for electronic transmission will remain in effect for all future Annual Reports and Proxy Statements, unless withdrawn. Withdrawal procedures also are located at this website.

Most active employees who participate in the Corporation’s savings plans will receive an email notification announcing Internet availability of the Annual Report and Proxy Statement. A paper copy will not be provided unless requested by the employee.

Who pays for the cost of this proxy solicitation?

The Corporation pays for the cost of soliciting proxies on behalf of the Board for the Annual Meeting. We may solicit proxies by Internet, by telephone, by mail, or in person. We may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send Proxy Materials to beneficial owners on our behalf. We reimburse them for their reasonable expenses. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902 to aid in the solicitation of proxies and to verify related records at a fee of $45,000, plus expenses. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by mail, express delivery, courier, telephone, Internet, or other means. Stockholders are requested to return their proxies without delay.

How do I submit a proposal for the Annual Meeting of Stockholders in 2014?

Any stockholder who wishes to submit a proposal or nominate a director for consideration at the 2014 Annual Meeting and for inclusion in the 2014 Proxy Statement should send their proposal to Lockheed Martin Corporation, Attention: Senior Vice President, General Counsel and Corporate Secretary, 6801 Rockledge Drive, Bethesda, MD 20817.

Proposals must be received no later than November 8, 2013 and satisfy the requirements under applicable SEC Rules (including SEC Rule 14a-8) to be included in the Proxy Statement and on the proxy card that will be used for solicitation of proxies by the Board for the 2014 Annual Meeting.

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Our Bylaws also require advance notice of any proposal by a stockholder to be presented at the 2014 Annual Meeting that is not included in our Proxy Statement and on the proxy card, including any proposal for the nomination of a director for election.

To be properly brought before the 2014 Annual Meeting, written nominations for directors or other business to be introduced by a stockholder must be received between the dates of October 9, 2013 and November 8, 2013, inclusive. A notice of a stockholder proposal must contain the information required by our Bylaws about the matter to be brought before the annual meeting and about the stockholder proponent and persons associated with the stockholder through control, ownership of the shares, agreement, or coordinated activity. We reserve the right to reject proposals that do not comply with these requirements. A list of the information which is required to be included in a stockholder proposal may be found in Section 1.10 of our Bylaws at http://www.lockheedmartin. com/corporate-governance.

How can I contact the Corporation’s non-management directors?

Stockholders and all interested parties may communicate confidentially with the Lead Director or with the non-management directors as a group. If you wish to raise a question or concern to the Lead Director or the non-management directors as a group, you may do so by writing to Lead Director or Non-Management Directors, c/o Senior Vice President, General Counsel and Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

Our Senior Vice President, General Counsel and Corporate Secretary or her delegate reviews all correspondence sent to the Board. The Board has authorized our Senior Vice President, General Counsel and Corporate Secretary or her delegate to respond to correspondence regarding routine stockholder matters and services (e.g., stock transfers, dividends, etc.). Correspondence from stockholders relating to accounting, internal controls, or auditing matters are brought to the attention of the Audit Committee. All other correspondence is forwarded to the Lead Director who determines whether distribution to the full Board for review is appropriate. Any director may, at any time, review a log of all correspondence addressed to the Board and request copies of such correspondence.

Can I find additional information on the Corporation’s website?

Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about the Corporation and our corporate governance practices at http://www.lockheedmartin.com/ corporate-governance. Our website contains information about our Board, Board committees, Charter and Bylaws, Code of Ethics and Business Conduct, Corporate Governance Guidelines, and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

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ADDITIONAL INFORMATION AND OTHER MATTERS

Appendix A Definition of Non-GAAP (Generally Accepted Accounting Principles) Measures

This Proxy Statement contains financial measures that are not calculated in accordance with GAAP (non-GAAP financial measures). While we believe that these non-GAAP financial measures may be useful in evaluating Lockheed Martin, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP. In addition, our definitions for non-GAAP measures may differ from similarly titled measures used by other companies or analysts.

Segment Operating Profit / Margin

Segment Operating Profit represents the total earnings from our business segments before unallocated income and expense, interest expense, and income tax expense. This measure is used by our senior management in evaluating the performance of our business segments. The caption “Unallocated Expenses, Net” reconciles Segment Operating Profit to consolidated Operating Profit. Segment Margin is calculated by dividing Segment Operating Profit by Sales. Mid-point Segment Margin represents the mid-point of the outlook range for Segment Operating Profit divided by the mid-point of the outlook range for Sales.

($M)	2012
	Profit	Margin
Segment Operating Profit / Margin	$5,583	11.8%
Unallocated Expenses, Net	(1,149)	-2.4%
Consolidated Operating Profit	$4,434	9.4%

Return on Invested Capital

ROIC is defined as net earnings plus after-tax interest expense divided by average invested capital (stockholders’ equity plus debt) after adjusting stockholders’ equity by adding back adjustments related to the Corporation’s post-retirement benefit plans.

ROIC Calculation ($M)	2012	Three Year 2010-2012
Net Earnings(a)	$2,745	$2,759
Interest Expense (multiplied by 65%)(a)(b)	249	235
Return	$2,994	$2,994
Average Debt(c)(d)	$6,451	$5,710
Average Equity(d)(e)	1,452	2,126
Average Benefit Plan Adjustments(d)(f)	11,412	10,569
Average Invested Capital	$19,315	$18,405

ROIC	15.5%	16.3%

(a)

Three-year 2010-2012 values for Net Earnings and Interest Expense reflect average values over the period.

(b)

Represents after-tax interest expense utilizing the federal statutory rate of 35 percent. Interest expense is added back to net earnings as it represents the return to debt holders. Debt is included as a component of average invested capital.

(c)

Debt consists of long-term debt, including current maturities, and short-term borrowings (if any).

(d)

The yearly averages are calculated using balances at the start of the year and at the end of each quarter. The three-year averages are calculated using balances at the start of the three-year period and at the end of each year.

(e)

Equity includes non-cash adjustments, primarily to recognize the funded/unfunded status of the Corporation’s benefit plans.

(f)

Average Benefit Plan Adjustments reflect the cumulative value of entries identified in the Corporation’s Statements of Stockholders’ Equity discussed in Note (e) above.

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Adjusted Cash from Operations

Adjusted Cash from Operations represents the Corporation’s Cash from Operations adjusted to exclude: (1) the difference between actual and planned pension funding under the Corporation’s Long Range Plan; and (2) unplanned tax payments or benefits on divestitures of business units. This definition is used for performance goals in our annual incentive plan and in our award agreements for RSUs, LTIP, PSUs, and stock options. To illustrate, we calculate Adjusted Cash from Operations as follows:

Cash Flow ($M)	2012	2010–2012

Cash From Operations	$1,561	$9,615

Pension Funding Adjustment
Actual Pension Funding	3,658	8,233
Planned Pension Funding	1,128	7,025
Delta	2,530	1,208
Adjustment for Unplanned Tax Payments / (Benefits) on Divestitures	(8)	107
Net Adjusting Items	$2,522	$1,315

Adjusted Cash From Operations	$4,083	$10,930

Disclosure Regarding Forward-Looking Statements

Statements in this Proxy Statement concerning future performance or goals for future performance may be considered “forward-looking statements” and are based on our current expectations and assumptions. Forward-looking statements in this Proxy Statement include estimates of future sales, orders, segment operating profit, and cash from operations. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results could differ materially due to factors such as:

•

the availability of funding for the Corporation’s products and services both domestically and internationally due to general economic conditions, performance, cost, or other factors;

•

changes in domestic and international customer priorities and requirements (including declining budgets resulting from general economic conditions, affordability initiatives, the potential for deferral or termination of awards, automatic sequestration under the Budget Control Act of 2011 or Congressional actions intended to replace sequestration);

•

quantity revisions to the F-35 program;

•

the accuracy of the Corporation’s estimates and assumptions including those as to schedule, cost, technical and performance issues under its contracts, cash flow, actual returns (or losses) on pension plan assets, movements in interest rates, and other changes that may affect pension plan assumptions;

•

the effect of capitalization changes (such as share repurchase activity, accelerated pension funding, stock option exercises, or debt levels);

•

difficulties in developing and producing operationally advanced technology systems, cyber security, other security threats, information technology failures, natural disasters, public health crises or other disruptions;

•

the timing and customer acceptance of product deliveries;

•

materials availability and the performance of key suppliers, teammates, joint venture partners, subcontractors, and customers;

•

charges from any future impairment reviews that may result in the recognition of losses and a reduction in the book value of goodwill or other long-term assets;

•

the future effect of legislation, rulemaking, and changes in accounting, tax, defense procurement, changes in policy, interpretations, or challenges to the allowability and recovery of costs incurred under government cost accounting standards (including potential costs associated with sequestration or other budgetary cuts to replace sequestration, such as severance payments made to employees and facility closure expenses), export policy, changes in contracting policy and contract mix;

•

the future impact of acquisitions or divestitures, joint ventures, teaming arrangements, or internal reorganizations;

•

compliance with law and regulation and the outcome of legal proceedings and other contingencies (including lawsuits, government investigations or audits, and the cost of completing environmental remediation efforts);

•

the competitive environment for the Corporation’s products and services, export policies, and potential for delays in procurement due to bid protests;

•

the ability to attract and retain key personnel and suppliers (including the potential for disruption associated with sequestration and related employee severance or supplier termination costs) and to provide for the orderly transition of management as the Corporation reduces the size of its workforce; and

•

economic, business and political conditions domestically and internationally and the Corporation’s increased reliance on securing international and adjacent business.

These are only some of the factors that may affect the forward-looking statements contained in this Proxy Statement. For further information regarding risks and uncertainties associated with Lockheed Martin’s business, please refer to the Corporation’s U.S. Securities and Exchange Commission filings, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors,” and “Legal Proceedings” sections of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 which may be obtained at the Corporation’s website: http://www.lockheedmartin.com/investor.

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Appendix B Directions to Annual Meeting Location

Lockheed Martin Space Systems Company

4800 Bradford Drive, Building 406

Huntsville, AL 35807

Directions to Lockheed Martin from Huntsville Airport

•

From airport take I-565 East to Huntsville (7 miles) to Sparkman Drive exit.

•

Take Sparkman Drive North (left) to Bradford Drive. The Lockheed Martin campus is visible on the hill to the left (NW corner of intersection).

•

Turn left (West) on Bradford Drive.

•

Building 406 entry is the third driveway on the right.

LMSSC-Huntsville
Campus
N
408
Holmes Avenue
Ball Field
Visitor/
Employee
Parking
409
404
Visitor/
Employee
Parking
Entrance
to Lobby
462
402
405
Entrance
to Lobby
Visitor/
Employee
Parking
406
401
403
Sparkman Drive
B401
Visitor/
Employee
Parking
Café
Employee
Parking
Entrance
to Lobby
Bradford Drive

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Learn more about sustainability at Lockheed Martin

www.lockheedmartin.com/sustainability

ENVIRONMENT

We work from the inside out to systemically reduce carbon emissions, energy use, landfill waste and water use from products and operations through goals and targets, as well as offer a portfolio of solutions for energy and environmental challenges.

ETHICS	We are committed to dealing honestly and fairly in all aspects of our business.
COMMUNITY

We foster resilient communities through a range of direct and indirect impacts, including local small business sourcing, coordinated disaster relief and volunteerism, as well as philanthropic giving for measurable impact.

DIVERSITY

We cultivate an inclusive workforce that is committed to mutual respect and empowerment, and also reflects diversity across multiple dimensions, including culture, ethnicity, gender, race, perspective, age, religion, physical ability, and gender expression and identity.

GOVERNANCE

We consistently align Corporate policies and practices to meet the highest standards of integrity and transparency and actively participate in the public policy-making process to achieve economically, environmentally and socially sustainable outcomes for our business.

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Admission Ticket

C123456789

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

PROXY VOTING DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxy votes submitted by Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on April 25, 2013 (except as otherwise set forth on the reverse of this card).

Vote by Internet

- Go to **www.investorvote.com**
- Or scan the QR Code with your smartphone.
- Follow the steps outlined on the secure website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the U.S., U.S. territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Or dial 1-781-575-2300 from outside the U.S.
- Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal: Election of Directors (see below): The Board of Directors recommends a vote **FOR all the nominees.**

1. Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Nolan D. Archibald	☐	☐	☐	05 - Thomas J. Falk	☐	☐	☐	09 - Douglas H. McCorkindale	☐	☐	☐
02 - Rosalind G. Brewer	☐	☐	☐	06 - Marillyn A. Hewson	☐	☐	☐	10 - Joseph W. Ralston	☐	☐	☐
03 - David B. Burritt	☐	☐	☐	07 - Gwendolyn S. King	☐	☐	☐	11 - Anne Stevens	☐	☐	☐
04 - James O. Ellis, Jr.	☐	☐	☐	08 - James M. Loy	☐	☐	☐	12 - Robert J. Stevens	☐	☐	☐

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B Proposals: The Board of Directors recommends a vote **FOR** Proposals **2 and 3.**

	For	Against	Abstain
4. Stockholder Action by Written Consent	☐	☐	☐
5. Adopt a Policy that Requires the Board Chairman to be an Independent Director	☐	☐	☐
6. Report on Corporate Lobbying Expenditures	☐	☐	☐

C Authorized Signatures — Date and Sign Below. This section must be completed for your vote to be counted.

Please sign this proxy as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 1 5 5 0 2 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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002CS40022 01KUUC

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

A Proposal: Election of Directors (see below): The Board of Directors recommends a vote **FOR** all the nominees.

1. Nominees:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Nolan D. Archibald	☐	☐	☐	05 - Thomas J. Falk	☐	☐	☐	09 - Douglas H. McCorkindale	☐	☐	☐
02 - Rosalind G. Brewer	☐	☐	☐	06 - Marillyn A. Hewson	☐	☐	☐	10 - Joseph W. Ralston	☐	☐	☐
03 - David B. Burritt	☐	☐	☐	07 - Gwendolyn S. King	☐	☐	☐	11 - Anne Stevens	☐	☐	☐
04 - James O. Ellis, Jr.	☐	☐	☐	08 - James M. Loy	☐	☐	☐	12 - Robert J. Stevens	☐	☐	☐

B Proposals: The Board of Directors recommends a vote **FOR** Proposals **2 and 3.**

	For	Against	Abstain
4. Stockholder Action by Written Consent	☐	☐	☐
5. Adopt a Policy that Requires the Board Chairman to be an Independent Director	☐	☐	☐
6. Report on Corporate Lobbying Expenditures	☐	☐	☐

C Authorized Signatures — Date and Sign Below. This section must be completed for your vote to be counted.

Please sign this proxy as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 5 5 0 2 0 2

002CS40022 01KUVD

LOCKHEED MARTIN

LOCKHEED MARTIN CORPORATION

Proxy Card For 2013 Annual Meeting of Stockholders

The undersigned hereby appoints Nolan D. Archibald, David B. Burritt, and Douglas H. McCorkindale, each of them proxies ("Proxies") of the undersigned with respect to common stock of Lockheed Martin Corporation (the "Corporation") owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held at 10:30 a.m., Central Daylight Time, on April 25, 2013, at Lockheed Martin Space Systems Company, 4800 Bradford Drive, Building 406, Huntsville, Alabama 35807, and at any adjournments or postponements thereof. The Proxies shall vote in accordance with the instructions indicated on this card, and are authorized to vote in their discretion on other business that may properly come before the meeting and any adjournments or postponements. **The Proxies will vote as the Board of Directors recommends where a choice is not specified.**

If the undersigned is a participant in a 401(k) or other profit sharing plan(s) with a Lockheed Martin stock account for which State Street Bank and Trust Company is not a Trustee, the undersigned hereby instructs the Trustee of that plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card. Plan shares must be voted no later than 11:59 p.m. Eastern Daylight Time on April 22, 2013.

Please mark, date, and sign this card and return it promptly in the enclosed envelope. **This proxy is solicited on behalf of the Corporation's Board of Directors.**

To vote in accordance with the Board of Directors' recommendations, please sign and date on the reverse side; no boxes need to be checked.

LOCKHEED MARTIN

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

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Electronic Voting Directions

Available 24 hours a day, 7 days a week!

Instead of mailing your voting directions, you may choose one of the voting methods outlined below to provide your voting directions.

PROXY VOTING DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Voting directions submitted by Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on April 22, 2013 for participants in one of the Corporation's 401(k) or other profit sharing plans with Lockheed Martin common stock allocated to his or her account(s).

Vote by Internet

- Go to **www.investorvote.com**
- Or scan the QR Code with your smartphone.
- Follow the steps outlined on the secure website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the U.S., U.S. territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Or dial 1-781-575-2300 from outside the U.S.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Voting Direction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT PROVIDED VOTING DIRECTION VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal: Election of Directors (see below): The Board of Directors recommends a vote **FOR all the nominees.**

1. Nominees:

Nominee	For	Against	Abstain
01 - Nolan D. Archibald	☐	☐	☐
02 - Rosalind G. Brewer	☐	☐	☐
03 - David B. Burritt	☐	☐	☐
04 - James O. Ellis, Jr.	☐	☐	☐
05 - Thomas J. Falk	☐	☐	☐
06 - Marillyn A. Hewson	☐	☐	☐
07 - Gwendolyn S. King	☐	☐	☐
08 - James M. Loy	☐	☐	☐
09 - Douglas H. McCorkindale	☐	☐	☐
10 - Joseph W. Ralston	☐	☐	☐
11 - Anne Stevens	☐	☐	☐
12 - Robert J. Stevens	☐	☐	☐

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B Proposals: The Board of Directors recommends a vote **FOR** Proposals **2 and 3.**

Proposal	For	Against	Abstain
4. Stockholder Action by Written Consent	☐	☐	☐
5. Adopt a Policy that Requires the Board Chairman to be an Independent Director	☐	☐	☐
6. Report on Corporate Lobbying Expenditures	☐	☐	☐

C Authorized Signatures — Date and Sign Below. This section must be completed for your vote to be counted.

Please sign this proxy as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 1 5 5 0 2 0 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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002CS40123 01KUWD

ADMISSION TICKET

Please note that for security reasons, you must have an admission ticket (or proof of ownership) and valid photo identification in order to be admitted. All hand-carried items will be subject to inspection. In order to expedite entry, it is requested that items such as bags, briefcases, and packages not be brought into the meeting. Any bags, briefcases, or packages must be checked at the registration desk prior to entering the meeting room.

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED TO THEIR ACCOUNTS IN CERTAIN COMPANY SPONSORED SAVINGS PLANS

Dear Plan Participant:

State Street Bank and Trust Company ("State Street") is the Trustee with respect to the Lockheed Martin Corporation common stock held in the following plans:

Lockheed Martin Corporation Salaried Savings Plan
Lockheed Martin Corporation Hourly Employee Savings Plan Plus
Lockheed Martin Corporation Capital Accumulation Plan
Lockheed Martin Corporation Capital Accumulation Plan for Hourly Employees
Lockheed Martin Corporation Operations Support Savings Plan
Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees
Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees
Lockheed Martin Corporation Basic Benefit Plan for Hourly Employees

This voting direction card is used for the purpose of providing confidential voting directions to State Street with respect to the shares held in the plans listed above. All matters to be voted upon at the Annual Meeting of Stockholders are extremely important and are described in the Proxy Statement.

Sincerely,

State Street Bank and Trust Company, Trustee

▼ **IF YOU HAVE NOT PROVIDED VOTING DIRECTION VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

LOCKHEED MARTIN CORPORATION

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Proxy Voting Direction Card For 2013 Annual Meeting of Stockholders

State Street Bank and Trust Company, as Trustee of the plans listed above, is directed to vote the shares of Lockheed Martin Corporation (the "Corporation") common stock allocated to my account(s) in one or more of the plans listed above, at the Annual Meeting of Stockholders of the Corporation to be held on April 25, 2013, with respect to the election of directors and the proposals and at any adjournments or postponements. State Street will vote in accordance with the directions indicated on this card. **State Street will vote signed cards that are returned in accordance with recommendations of the Board of Directors where voting directions are not specified.** If no voting direction is received or if this proxy voting direction card is returned unsigned, the shares allocated to my account(s) will be voted by State Street in proportion to those shares allocated to accounts of participants for which timely directions were received, unless contrary to ERISA. Plan Participants are requested to mark, date, and sign this card and return it promptly in the enclosed envelope. To vote by Internet or telephone, see instructions on the reverse side. **This proxy is solicited on behalf of the Corporation's Board of Directors.**

D Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

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Memorandum
DATE:	March 11, 2013
TO:	Lockheed Martin Savings Plan Participants
FROM:	Maryanne R. Lavan, Senior Vice President, General Counsel and Corporate Secretary
SUBJECT:	Important Notice Regarding Availability of Lockheed Martin Proxy Materials

Lockheed Martin employees are the largest holders of our common stock (representing approximately 16% of our outstanding shares).  As a Lockheed Martin savings plan participant, you are entitled to vote your shares held through the Lockheed Martin savings plans on the matters to be voted upon at the Corporation’s Annual Meeting of Stockholders on April 25, 2013.

Tomorrow, you will receive an e-mail from Computershare Trust Company, N.A. (cpucommunications.com), our independent registrar and transfer agent, with a subject line of “Important Notice Regarding Availability of Lockheed Martin Proxy Materials.”  The e-mail will include a link to the Corporation’s 2012 Annual Report and 2013 Proxy Statement (together, the “Proxy Materials”).  It will also contain information on how to vote your shares confidentially through the Internet or by telephone.

Your vote is very important.  Please watch your e-mail from Computershare and vote promptly.

A hard copy of the Proxy Materials can be requested by calling 1-877-223-3863 (toll free) or

1-267-468-0767, if outside the U.S.  Requests will be fulfilled until 3:00 p.m. Eastern Daylight Time on April 17, 2013.

Please note:  Personal computer settings vary and unknown e-mail addresses, such as those from Computershare may sometimes be directed to your “Junk E-mail” folder.  These items can be recovered by dragging and dropping the e-mail from your “Junk E-mail” folder to your “Inbox.”

Email #2 to Employee Plan Participants From Computershare (to be sent 3/12/13)

Email subject will be: Important Notice Regarding Availability of Lockheed Martin Proxy Materials

Annual Report, Proxy Statement and Voting Instructions for the Lockheed Martin Corporation Annual Meeting of Stockholders on April 25, 2013

Proxy Login Control Number:

To:

Lockheed Martin Corporation Savings Plan Participants

You are receiving this e-mail because you are a participant in a Lockheed Martin Corporation savings plan.  Instead of receiving your 2012 Annual Report and 2013 Proxy Statement (“Proxy Materials”) by mail, you can conveniently access your Proxy Materials and vote online  at www.investorvote.com.  To view the Proxy Materials and cast your vote, enter the Proxy Login Control Number above (without any spaces) and follow the on-screen instructions.

To obtain a hard copy of Proxy Materials (free of charge):

•

Call toll free 1-877-223-3863 within the U.S.

•

Call 1-267-468-0767 from outside the U.S.

•

Requests must be received by 3:00 p.m., Eastern Daylight Time, on April 17, 2013

Voting deadline:

•

11:59 p.m., Eastern Daylight Time, on Monday, April 22, 2013

Please note that you may receive multiple proxy packages and voting instructions (electronically and/or by mail).  These materials may not be duplicates as you may hold shares of Lockheed Martin stock in multiple accounts.  Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) you receive.

Please cast your vote today!

Computershare Trust Company, N.A.

Independent Registrar and Transfer Agent for Lockheed Martin Corporation

EVERCORE TRUST COMPANY, N.A.

IMPORTANT NOTICE TO PARTICIPANTS WITH LOCKHEED MARTIN CORPORATION COMMON STOCK ALLOCATED TO THEIR ACCOUNTS IN CERTAIN COMPANY SPONSORED PLANS

Dear Plan Participant:

The enclosed 2013 proxy materials have been prepared at the direction of the Board of Directors of Lockheed Martin Corporation ("Lockheed Martin") in connection with its solicitation of proxies for the Annual Meeting of Stockholders to be held on April 25, 2013.

Evercore Trust Company, N.A. ("EVERCORE"), is trustee with respect to the shares of Lockheed Martin Corporation common stock ("Common Stock") held in the SANDIA CORPORATION SAVINGS AND INCOME PLAN and the SANDIA CORPORATION SAVINGS AND SECURITY PLAN (the "Plans"). The enclosed Annual Meeting Proxy Card (the "proxy card") is used for the purpose of giving voting instructions to EVERCORE with respect to shares held in the Plans. This letter provides information concerning the voting of Common Stock held in the Plans.

The recommendations of the Board of Directors with respect to matters to be voted upon at the Annual Meeting of Stockholders are printed on the proxy card. If you want to follow the Board's recommendations on all matters, you can do so by signing, dating and returning the proxy card in the enclosed postage-paid envelope without checking any of the boxes on the proxy card. You may also provide voting instructions electronically by Internet or touch-tone telephone, as explained below.

All matters to be voted upon at this meeting are extremely important and are described in the enclosed proxy materials. You should carefully read these materials and follow the instructions below to complete and return the proxy card or provide voting instructions electronically by Internet or telephone.

VOTING DEADLINE

In order to ensure that your voting instructions to EVERCORE are tabulated in a timely fashion, your proxy card, Internet or telephone instructions must be received no later than 11:59 p.m. Eastern Daylight Time on April 22, 2013.

If you wish to provide voting instructions by returning the proxy card, you must complete, sign, date and return your proxy card in the envelope provided in time for it to be received by the voting deadline. Please return your proxy card in the envelope provided which is addressed to Computershare Trust Company, N.A. the confidential vote tabulator for EVERCORE.

EVERCORE'S RESPONSIBILITIES

As a trustee with respect to the Lockheed Martin Corporation Common Stock held in the SANDIA Plans, EVERCORE's responsibilities include providing proxy materials to participants, ensuring the confidentiality of participants' voting instructions, voting shares in accordance with participant instructions, and voting shares for which no instructions are received from participants.

HOW TO GIVE VOTING INSTRUCTIONS

These instructions explain how you may give voting instructions to EVERCORE with respect to shares of Lockheed Martin Corporation Common Stock held in the Plans.

Only EVERCORE can vote the shares of Common Stock held by the Plans. However, under the terms of the Plans, each participant is entitled to instruct EVERCORE on how to vote all shares allocated to his or her account. You may instruct EVERCORE to vote *"for"* or *"against"* any particular matter or to abstain from voting on that matter. If you sign, date and return the proxy card but do not check any boxes on the card, EVERCORE will vote the shares in accordance with the Board's recommendations on the proxy card.

You may also provide voting instructions to EVERCORE by using the Internet or a touch-tone telephone. Simply access www.investorvote.com on the Internet or dial 1-800-652-8683 on a touch-tone telephone and follow the directions. You must have your proxy card available when you vote by Internet or telephone. If you return the proxy card and also provide voting instructions by Internet and/or telephone, EVERCORE will follow your latest instructions. For this purpose, the date on your proxy card will be the date for those instructions. If it is not possible to determine which voting instructions are the latest, EVERCORE will follow your latest dated electronic voting instructions.

Failure to Provide Instructions

If you fail to sign, date and return the proxy card or vote by Internet or telephone, EVERCORE will vote shares allocated to your account in its sole discretion.

CONFIDENTIALITY

Your voting instructions to EVERCORE are confidential. EVERCORE will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct EVERCORE to vote in the manner you think is best.

QUESTIONS

If you have any questions about your voting rights under the Plans, the proxy card or the confidentiality of your vote, please contact EVERCORE between the hours of 8:30 a.m. and 4:00 p.m. Pacific time at 1-888-296-2891.

EVERCORE TRUST COMPANY, N.A.
PLAN TRUSTEE
Dated March 8, 2013

[[company_logo]]

Lockheed Martin Corporation

Annual Meeting of Stockholders

April 25, 2013 at 10:30 a.m. Central Daylight Time

Lockheed Martin Space Systems Company

4800 Bradford Drive, Building 406

Huntsville, Alabama 35807

Control Number:[[SingleControlNumber]]

To: [[Registration]]

Lockheed Martin Corporation’s 2013 Annual Meeting Materials including the 2012 Annual Report and 2013 Proxy Statement are now available online.  You may also vote your shares online for the Annual Stockholders Meeting.

To view the Proxy Statement visit:

http:

To view the Annual Report visit:

http:

To cast your vote, please visit www.investorvote.com and follow the on-screen instructions.  You will be prompted to enter the proxy voting details provided above in this e-mail to access this voting site.  Note that votes submitted through this site must be received by 1:00 a.m. Eastern Daylight Time, April 25, 2013.

You may also vote your shares by telephone by calling (800) 652-8683 within the U.S., Canada and Puerto Rico and (781) 575-2300 from other countries.  Follow the instructions provided by the recorded message.  You will need the Proxy Login Control Number above in this e-mail for voting identification purposes.

Thank you for submitting your very important vote.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.